UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Peter V. Bonanno	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Reports to Stockholders are filed herewith.

Goldman
Sachs Variable Insurance Trust

Core Fixed Income Fund
Equity Index Fund
Government Income Fund
Growth Opportunities Fund

Semi-Annual Report
June 30, 2009

MARKET OVERVIEW

Market Review

The financial markets saw both ups and downs during the six-month reporting period. Although the U.S. economy remained in recession, conditions seemed to improve. Existing home sales, for example, rose from April to May, suggesting the housing market could be stabilizing. Meanwhile, the four-week moving average of jobless claims declined in June, even as the unemployment rate climbed to 9.5%. Consumer spending increased, rising to an annual rate of 2.2% during the first quarter. However, consumer confidence — which had improved in April and May — reflected a more pessimistic view in June. Crude oil prices moved higher.

The Federal Reserve Board (the “Fed”) left the federal funds rate unchanged at a range of between 0% and 0.25% and continued to pursue unconventional easing approaches, such as making verbal commitments to maintain low rates and buying assets to try to stimulate demand. The government also announced a number of programs, which received mixed reviews from investors. Perhaps most surprising during the period ending June 30th, 2009 was news that the Fed would purchase up to $300 billion in Treasury debt over six months, taking another massive step down the path of unconventional easing. Other major announcements included the Public-Private Investment Program, the Homeowner Affordability and Stability Plan, and the $787 billion American Recovery and Reinvestment Act.

EQUITY MARKETS

The major U.S. equity markets declined during the first quarter of 2009, as disappointing corporate earnings, rising unemployment and a contracting economy put downward pressure on stocks. Major retailers and automakers warned of additional sales and profit declines, while shares of large banks fell sharply through the beginning of March on speculation the government would nationalize some of the most troubled institutions.

During the second quarter, companies reported better-than-expected earnings, and the market heard relatively positive news about bank stress tests and the effects of government stimulus. Perhaps as a result, investors appeared to experience a sharp change in sentiment, trading out of the more defensive stocks they had favored in late 2008 and placing a premium on companies with greater growth prospects. The broad stock market rallied from a low on March 9th and posted four consecutive months of positive returns as of the end of June. The S&P 500 Index finished the second quarter up nearly 16%, its best quarterly return in a decade.

During the semi-annual period as a whole, growth stocks overall were solid winners across the capitalization spectrum. Despite big rebounds for financial shares as credit conditions eased, technology stocks helped most growth-oriented benchmarks outpace their value-oriented counterparts.

FIXED INCOME MARKETS

All spread, or non-Treasury, sectors performed well during the six-month reporting period. The best-performing sector within the Barclays U.S. Aggregate Bond Index was corporate bonds, which outperformed duration-matched Treasuries by 13.14% during the reporting period.

Spreads on the Barclays Capital Corporate Index (or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities), which had widened significantly in 2008, narrowed by 2.49% during these six months. The flight to quality, which had benefited Treasuries in 2008 and early 2009, abated as investors sought out riskier assets. Lower quality issues outperformed those of higher quality.

MARKET OVERVIEW

With short-term interest rates anchored by near-zero federal funds rates, the yield curve steepened, meaning longer-term interest rates rose more than shorter-term interest rates. Long-term rates — controlled by the market, not by the Fed — rose during the first quarter, as investors positioned themselves for a glut of stimulus-related issuance and inflationary concerns surfaced. Long-term rates continued to rise during the second quarter, as financial conditions improved and the economy showed signs of stabilization.

Looking Ahead

EQUITY MARKETS

Looking ahead, we believe equity markets may find it difficult to maintain the pace they enjoyed during the second quarter, but leading economic indicators have been on an upswing and global liquidity is ample. Share prices should thus, in our opinion, be able to avoid sustained reversals, and barring an unexpected institutional failure that spurs a wave of selling, they may see continued appreciation.

We continue to expect increased stock-level differentiation going forward, distinguishing higher quality companies with robust business models from those likely to remain challenged. In our view, this environment should allow businesses with competitive advantages, free cash flow and pricing power to take market share from weaker competitors. While we cannot predict the direction of the equity markets, we are encouraged by developments in the second quarter, including the strengthened balance sheets of banks.

FIXED INCOME MARKETS

We believe the U.S. economy is poised for a rebound during the second half of 2009, largely because of government spending, a turn in the inventory cycle and perhaps a modest pick-up in consumption.

At the end of June, inventories had declined and new manufacturing orders exceeded existing inventories. Historically, the ratio of new orders to existing inventories, which rose sharply in the latter months of the reporting period, has been tightly linked to manufacturing activity. Meanwhile, government spending had increased, mainly as a result of the fiscal stimulus package. Going forward, we believe the fiscal stimulus may also boost consumers’ discretionary income despite a rise in gasoline prices and mortgage rates. The question is whether consumers believe they have saved enough to spend the extra income.

Over the next 12 months, we believe the U.S. economy could expand at an annualized rate of about 1.7%. We expect inflation of about 1.1%, below consensus estimates of 1.8%. Consumer spending poses the biggest risk to our forecast. In our view, another downturn in investment prices, accelerated deterioration of the labor market, increasing commodity prices or ongoing credit constraints could dampen spending by effectively forcing consumers to save.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2009.

How did the Goldman Sachs Variable Insurance Trust — Core Fixed Income Fund (the “Fund”) perform during the semi-annual period ended June 30, 2009?

During the six-month reporting period ended June 30, 2009, the Fund’s Service Shares generated a cumulative total return of 5.21%. This return compares to the 1.90% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (“Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

The Fund benefited from its overweighted position in credit-sensitive mortgages. Also advantageous was a modestly overweighted allocation to investment-grade corporate bonds, which performed well. In addition, having a short duration position compared to the Barclays Index added to the Fund’s performance, as interest rates rose during the period. The Fund’s duration strategy was implemented by underweighting the long-term end of the yield curve, or spectrum of maturities. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Underweighted positions in emerging market debt and asset-backed securities detracted from the Fund’s performance.

Which fixed income market sectors contributed the most to Fund performance?

As systemic risk decreased dramatically, the credit markets began a massive rally in mid-March. The Fund benefited from its overweighted position in non-agency adjustable-rate mortgages (ARMs), which performed well as supply and demand conditions improved and then continued to rally after the government’s announcement of the Public-Private Investment Program.

A modestly overweighted allocation to investment-grade corporate bonds also contributed to the Fund’s relative performance. Grave concern about the health of the financial system had pushed down the prices of many of these securities in 2008. To take advantage of a potential rebound, we had overweighted the sector within the Fund’s portfolio — a timely decision. The Fund’s allocation to these securities, especially to the debt of financial institutions, boosted its returns, as investors moved back into riskier assets and the government pledged to guarantee bank debt. During the second quarter, investment-grade corporate bonds delivered their best quarterly results on record.

Among residential mortgage securities, the Fund’s portfolio benefited from our focus on senior and super senior securities backed by Alt-A mortgages, which are mortgages that fall between prime and subprime in terms of the credit quality of the underlying borrowers, and Option ARMs, which give borrowers payment options. Investments in premium coupon pass-through mortgages also contributed to the Fund’s results, particularly during the second quarter.

What sectors detracted from the Fund’s performance?

The Fund’s underweighted exposure to emerging market debt hampered its relative performance. The sector rallied as investors rediscovered an appetite for risk. An underweighted position in asset-backed securities also detracted slightly from the Fund’s performance.

How did duration positioning decisions affect the Fund’s performance?

As mentioned, the Fund’s short duration positioning compared to the Barclays Index, via a modest position in the long-term end of the yield curve, contributed positively to its performance. In January, interest rates rose as market participants positioned themselves for a glut of stimulus-related issuance and longer-term inflationary concerns surfaced. Because we believed the risk-return trade-off had diminished, we moved the Fund’s duration position to a neutral one as compared with

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

the Barclays Index prior to the Fed’s announcement that it would be purchasing Treasuries. We subsequently reinitiated the Fund’s short duration stance during the second quarter, which added to returns, as interest rates moved higher with improved financial conditions and signs that macroeconomic data may be stabilizing.

What changes did you make to the Fund’s weightings during the reporting period and why?

Heavy buying by the Fed drove agency mortgage spreads tighter during the period, reducing their attractiveness relative to other low risk assets, such as agency securities. As a result, we reduced the Fund’s overweighted allocation to agency mortgage-backed securities and reinvested the proceeds in agency securities.

How was the Fund positioned relative to its benchmark index at the end of June 2009?

The Fund had overweighted positions relative to the Barclays Index in residential mortgage-backed securities, non-agency ARMs and collateralized mortgage obligations (CMOs) at the end of the reporting period. The Fund had slightly overweighted allocations to both investment-grade and high-yield corporate bonds. We maintained a significantly underweighted position in U.S. Treasuries because we expect them to continue to underperform spread, or non-Treasury, sectors in the near term. The Fund had close to neutral exposure to agency securities and asset-backed securities compared with the Barclays Index at the end of June 2009.

What is the Fund’s tactical view and strategy for the months ahead?

Because further intervention by the Fed seems unlikely, in our view, we lengthened the Fund’s short duration position somewhat. We also reduced its overweighted allocation to investment-grade corporate bonds, as spreads tightened to levels we believe accurately reflect current default expectations.

We believe market conditions have improved. As a result, we reduced the Fund’s underweighted exposure to agency securities and decreased its overweighted allocation to non-agency ARMs. As Prime and Alt-A mortgages have increased in price, we plan to continue selling them in favor of more attractively priced subprime and Option ARMs.

SECTOR ALLOCATION†

Percentage of Net Assets

† The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of net assets. Short-term investments include investment companies, if any. “Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis
Below, State Street Global Advisors, the Fund’s Subadvisor, discusses the Fund’s performance and positioning for the six months ended June 30, 2009.

How did the Goldman Sachs Variable Insurance Trust — Equity Index Fund (the “Fund”) perform during the semi-annual period ended June 30, 2009?

During the six-month reporting period ended June 30, 2009, the Fund’s Service Shares generated a cumulative total return of 3.32%. This return compares to the 3.16% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested) during the same period.

During the semi-annual period, which sectors and which industries in the S&P 500 Index were the strongest contributors to the Fund’s performance?

Since the beginning of 2009 through the end of June, only the technology and materials sectors showed double-digit gains, with the consumer discretionary sector being the only other outperformer within the S&P 500 Index. These three sectors were the strongest contributors to Fund returns.

The industries that added the most to the results of both the S&P 500 Index and the Fund were computers and peripherals; software; capital markets; semiconductors and semiconductor equipment; and communications equipment.

Which sectors and industries in the S&P 500 Index were the weakest?

Six out of the ten S&P 500 sectors lost ground during the reporting period, including financials — although the second-quarter rally lifted it out of last place. The industrials sector, which slipped nearly 6% during the first six months of 2009, was held back by a more than 25% year-to-date slide in the shares of General Electric. Given these results, the industrials sector was the weakest contributor to the Fund’s performance. Other particularly weak contributors included the consumer staples and energy sectors.

Industries generating a negative return were oil, gas and consumable fuels; commercial banks; industrial conglomerates; household products; and insurance.

Which individual stocks were the top performers, and which were the greatest detractors?

The largest sector by weighting in the S&P 500 Index at the end of the reporting period was information technology at a weighting of 18.34%, and it provided four of the reporting period’s top performers — Apple, Microsoft, International Business Machines (IBM) and Google. Goldman Sachs was another outstanding performer during the reporting period.

Detractors from S&P 500 Index and Fund returns were Exxon Mobil, General Electric, Procter & Gamble, Citigroup and Wells Fargo.

What changes were made to the makeup of the S&P 500 Index during the six-month period?

Fourteen stocks were removed from the S&P 500 Index during the reporting period, including General Motors, which filed for bankruptcy protection. Other notable deletions included Ingersoll-Rand, Tyco Electronics, Rohm & Haas and Embarq. There were also fourteen additions to the S&P 500 Index during the reporting period. Notable additions included Western Digital, Quanta Services and DeVry.

What is your Fund strategy for the months ahead?

In keeping with the Fund’s investment objective, we will seek to achieve investment results that correspond to the aggregate price and yield performance of the S&P 500 Index, which measures the investment returns of large capitalization stocks.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009*

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	4.2%	Energy
Microsoft Corp.	2.2	Software & Services
Johnson & Johnson	1.9	Pharmaceuticals, Biotechnology & Life Sciences
The Procter & Gamble Co.	1.8	Household & Personal Products
AT&T, Inc.	1.8	Telecommunication Services
International Business Machines Corp.	1.7	Technology Hardware & Equipment
JPMorgan Chase & Co.	1.6	Diversified Financials
Chevron Corp.	1.6	Energy
Apple, Inc.	1.6	Technology Hardware & Equipment
General Electric Co.	1.5	Capital Goods

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

SECTOR ALLOCATION AS OF 6/30/09†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Short-term investments include investment companies.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2009.

How did the Goldman Sachs Variable Insurance Trust — Government Income Fund (the “Fund”) perform during the semi-annual period ended June 30, 2009?

During the six-month reporting period ended June 30, 2009, the Fund’s Service Shares generated a cumulative total return of 2.20%. This return compares to the 0.00% cumulative total return of the Fund’s benchmark, the Barclays Capital Government/Mortgage Index (“Barclays Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the reporting period?

The Fund’s short duration position as compared with the Barclays Index contributed to its relative outperformance, as interest rates rose during the period. The Fund’s duration strategy was implemented by underweighting the long-term end of the yield curve, or spectrum of maturities. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The portfolio also benefited from an overweighted position in credit-sensitive mortgages, including a small allocation to non-agency adjustable-rate mortgages (ARMs). In addition, an overweighted allocation to commercial mortgage-backed securities (CMBS) enhanced the Fund’s results during the reporting period.

Which fixed income market sectors contributed the most to Fund performance?

As systemic risk decreased dramatically, the credit markets began a massive rally in mid-March. The Fund benefited from its overweighted position in non-agency ARMs, which performed well as supply and demand conditions improved and then continued to rally after the government’s announcement of the Public-Private Investment Program.

Similarly, as investors became less risk averse, CMBS and asset-backed securities (ABS) outperformed. Both also benefited from the success of the Term Asset-backed Loan Facility (TALF). Overweighted allocations to both sectors added to the Fund’s returns.

Among residential mortgages, the Fund benefited from our focus on senior and super senior securities backed by Alt-A and Option ARM collateral. Alt-A mortgages fall between prime and subprime in terms of credit quality of the underlying borrowers, while Option ARMs give borrowers payment options. Investments in premium coupon pass-through mortgages contributed, particularly during the second quarter. As the breakeven spreads, or differential in yields that would eliminate a given yield advantage, widened between taxable and tax-exempt yields, the Fund’s holdings in Treasury Inflation Protected Securities (TIPS) also boosted its returns.

What sectors detracted from performance?

No sectors detracted from the Fund’s performance during the reporting period.

How did duration positioning decisions affect the Fund’s performance?

As mentioned, the Fund’s short duration positioning compared to the Barclays Index, via a modest position in the long-term end of the yield curve, contributed positively to its performance. In January, interest rates rose as market participants positioned themselves for a glut of stimulus-related issuance and longer-term inflationary concerns surfaced. Because we believed the risk-return tradeoff had diminished, we moved the Fund’s duration position to a neutral one as compared with the Barclays Index prior to the Fed’s announcement that it would be purchasing Treasuries. We subsequently reinitiated the Fund’s short duration stance during the second quarter, which added to returns, as interest rates moved higher with improved financial conditions and signs that macroeconomic data may be stabilizing.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

What changes did you make to the Fund’s weightings during the reporting period and why?

Heavy buying by the Fed drove agency mortgage spreads tighter during the period, reducing their attractiveness relative to other low risk assets, such as agency securities. As a result, we reduced the Fund’s overweighted allocation to agency mortgage-backed securities and reinvested the proceeds in agency securities.

How was the Fund positioned relative to its benchmark index at the end of June 2009?

The Fund had overweighted positions relative to the Barclays Index in residential mortgage-backed securities, non-agency ARMs and collateralized mortgage obligations (CMOs) at the end of the reporting period. The Fund maintained a significantly underweighted allocation to U.S. Treasuries because we expect them to continue to underperform spread, or non-Treasury, sectors in the near term. The Fund had a slightly overweighted exposure to agency securities and asset-backed securities compared with the Barclays Index at the end of June 2009.

What is the Fund’s tactical view and strategy for the months ahead?

Because we believe further intervention by the Fed seems unlikely, we lengthened the Fund’s short duration position somewhat. Although we also reduced the portfolio’s underweighted allocation to agency securities but maintained our underweight position. Additionally we decreased the Fund’s overweight exposure to non-agency ARMs. However, we continue to favor agency mortgage-backed securities that offer insurance against rising prepayments. We also expect to continue to favor deeply distressed non-agency mortgage-backed securities during the months ahead.

SECTOR ALLOCATION†

Percentage of Net Assets

† The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of net assets. Short-term investments include investment companies, if any. “Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2009.

How did the Goldman Sachs Variable Insurance Trust — Growth Opportunities Fund (the “Fund”) perform during the semi-annual period ended June 30, 2009?

During the six-month reporting period ended June 30, 2009, the Fund’s Service Shares generated a cumulative total return of 22.82%. This return compares to the 16.61% cumulative total return of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

In keeping with our investment approach, the Fund’s outperformance was largely the result of stock selection. In addition, the Fund benefited during the broad market rally as investors became less risk averse in their investment decisions and sought out companies with attractive growth prospects.

Which equity market sectors most significantly affected Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, energy was the Fund’s largest source of strength. Positions in the technology and consumer discretionary sectors also enhanced the Fund’s relative returns during the reporting period.

What were some of the Fund’s best-performing individual stocks?

Weatherford International was the Fund’s top contributor during the reporting period. The oil well services company announced at the end of May that it would acquire TNK-BP Oil Field Services, which is anticipated to greatly increase the company’s access to the critical Western Siberia and Volga-Urals regions in Russia. The company was also awarded a large drilling contract in the Buzurgan fields in Southern Iraq, which supports its strategy of developing its global business. In addition, Weatherford International benefited from rising oil prices.

Shares of CME Group, the world’s largest futures and options exchange, also contributed to the Fund’s returns. In March, the company reported that trading volumes had increased since the beginning of 2009. We believe CME Group’s integrated clearing house and exchanges and its unique product offering gives it a competitive advantage. Furthermore, we think its over-the-counter clearing business, Clearport, can provide a significant growth opportunity because it could meet customers’ demands for more transparency and less counterparty risk.

CB Richard Ellis, the world’s leading global commercial real estate services firm, was another notable performer for the Fund during the reporting period. The company continued to gain market share and implement an aggressive cost cutting plan. The management team reported an improving outlook for the commercial real estate market. As a services company, with strengths in investment sales, property leasing, property management and investment management, the firm’s business model is not capital intensive. Given the fragmented nature of the industry and the firm’s strong brand name, we continue to believe CB Richard Ellis should be well positioned to gain market share and boost profit margins while participating in the long-term growth of the commercial real estate business.

Which individual stocks detracted significantly from the Fund’s performance during the semi-annual period?

FLIR Systems detracted from Fund performance, primarily as a result of broader weakness within the defense and aerospace industries. The Obama Administration revealed that it is in the process of reviewing all of the defense procurement plans outlined by the Bush Administration. We believe it is likely that various programs will be cut, priorities will be restructured, and there will be some procurement reform. However, in our view, FLIR Systems is well positioned for this environment

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

because it delivers lower-cost products with 80% of the performance for 20% of the cost. Plus, the company derives sales from areas other than defense.

Fortune Brands also detracted from Fund performance, as its shares declined after the company reported weak earnings. The company experienced weakness in several product areas during the consumer spending slowdown. Nevertheless, we continue to believe Fortune Brands has a strong, diversified product portfolio that should likely to benefit when consumers begin spending again.

Did the Fund make any significant purchases or sales during the first half of the fiscal year?

We purchased a number of retail companies, including Staples, Tiffany & Co. and Bed Bath & Beyond, during the first half of the fiscal year. Staples is a market share leader in the retail office products and delivery businesses. The company’s recent acquisition of Corporate Express changes the composition of its revenue base and now over 50% of its revenues come from the high margin, high return delivery business. In addition, two competitors, Office Max and Office Depot, are closing stores in the U.S., which could lead to market share gains for Staples.

Jewelry business Tiffany & Co. remains a leader in one of the most fragmented segments of retailing. Recent bankruptcies of national chains and high-end boutiques have left Tiffany & Co. well-positioned, in our view, to gain market share. Further, Tiffany & Co. has a strong, global brand that we believe will get stronger as it continues to penetrate international markets. The company protects its brand by having a no-discount policy, ensuring stable profits relative to most of the retail industry.

Bed Bath & Beyond is a chain of retail stores with well-known subsidiaries, Christmas Tree Shops and buybuy BABY. We believe the company is likely to gain market share following the bankruptcy of its major competitor, Linens ’n Things.

Were there any notable changes in the Fund’s weightings during the six-month period?

There were no notable changes in the Fund’s weightings during the reporting period.

How was the Fund positioned relative to its benchmark index at the end of June 2009?

As mentioned, the Fund’s sector positioning relative to its benchmark index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, at the end of the reporting period, the Fund’s portfolio was broadly diversified with overweighted positions in the health care, energy and utilities sectors compared with the Russell Index. The Fund had smaller weightings relative to the Russell Index in the cyclicals, producer goods and services, and technology sectors at the end of June 2009.

What is the Fund’s tactical view and strategy for the months ahead?

As investor fears subside, volatility returns to more reasonable levels, and stock prices are driven once again by fundamentals, we believe the Fund’s holdings are likely to appreciate in value. We intend to continue to focus on high-quality growth companies that maintain, in our view, a competitive advantage and generate meaningful free cash flow.

TOP TEN PORTFOLIO HOLDINGS AS OF 6/30/09*

Holding	% of Net Assets	Line of Business

Equinix, Inc.	2.9%	Software & Services
Charles River Laboratories International, Inc.	2.7	Pharmaceuticals, Biotechnology & Life Sciences
PetSmart, Inc.	2.3	Retailing
Global Payments, Inc.	2.3	Software & Services
Cameron International Corp.	2.3	Energy
American Tower Corp. Class A	2.2	Telecommunication Services
Activision Blizzard, Inc.	2.2	Software & Services
Coach, Inc.	2.2	Consumer Durables & Apparel
St. Jude Medical, Inc.	2.2	Health Care Equipment & Services
C. R. Bard, Inc.	2.2	Health Care Equipment & Services

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

SECTOR ALLOCATION AS OF 6/30/09†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total value of investments (excluding investment in the securities lending reinvestment vehicle, if any). The securities lending reinvestment vehicle represents 13.5% of the Fund’s net assets at June 30, 2009. Short-term investments include investment companies.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – 18.6%
Banks – 5.2%
ANZ Capital Trust I(a)(b)
$500,000	4.484%	01/29/49	$490,300
Bank of America Corp.
200,000	5.750	12/01/17	178,729
175,000	7.625	06/01/19	174,396
Bear Stearns Companies, Inc.
550,000	6.400	10/02/17	554,345
950,000	7.250	02/01/18	1,007,514
Capital One Bank USA NA
500,000	8.800	07/15/19	510,812
Charles Schwab Corp.
450,000	4.950	06/01/14	457,729
Citigroup, Inc.
300,000	5.875	05/29/37	234,293
100,000	6.875	03/05/38	87,766
JPMorgan Chase Bank NA
400,000	6.000	10/01/17	389,335
Merrill Lynch & Co., Inc.
450,000	5.450	02/05/13	438,753
325,000	6.400	08/28/17	287,710
600,000	6.875	04/25/18	549,845
Morgan Stanley & Co.
275,000	5.750	08/31/12	286,579
400,000	5.950	12/28/17	383,991
725,000	6.625	04/01/18	719,323
PNC Bank NA
325,000	6.875	04/01/18	321,288
Resona Bank Ltd.(a)(b)(c)
1,250,000	5.850	09/29/49	887,500
Santander Issuances SA(a)(c)
200,000	5.805	06/20/16	160,876
Wachovia Bank NA
250,000	7.800	08/18/10	262,461
675,000	6.600	01/15/38	658,002
Wells Fargo Capital XIII(b)(c)
125,000	7.700	12/29/49	102,500

			9,144,047

Chemicals – 0.2%
Dow Chemical Co.
325,000	7.600	05/15/14	334,750

Consumer Products – 0.2%
Whirlpool Corp.
125,000	8.000	05/01/12	129,385
175,000	8.600	05/01/14	180,105

			309,490

Electric – 1.7%
Arizona Public Service Co.
250,000	6.375	10/15/11	262,181
225,000	6.250	08/01/16	212,997
CenterPoint Energy, Inc. Series B
1,000,000	7.250	09/01/10	1,016,159
Commonwealth Edison Co.
250,000	5.875	02/01/33	239,564
300,000	5.900	03/15/36	287,806

MidAmerican Energy Holdings Co.
450,000	6.125	04/01/36	444,751
Progress Energy, Inc.
200,000	5.625	01/15/16	203,290
350,000	7.000	10/30/31	380,742

			3,047,490

Energy – 1.0%
Canadian Natural Resources Ltd.
50,000	5.850	02/01/35	46,771
400,000	6.500	02/15/37	404,383
75,000	6.250	03/15/38	72,907
EQT Corp.
70,000	8.125	06/01/19	74,926
StatoilHydro ASA
300,000	5.250	04/15/19	308,736
Transocean, Inc.
375,000	6.800	03/15/38	401,103
XTO Energy, Inc.
350,000	6.500	12/15/18	375,494

			1,684,320

Environmental – 0.2%
Waste Management, Inc.
400,000	7.375	03/11/19	428,649

Financial Companies – 0.4%
International Lease Finance Corp.
275,000	4.950	02/01/11	236,500
SLM Corp.
450,000	5.400	10/25/11	404,725

			641,225

Food & Beverage – 0.2%
Anheuser-Busch InBev Worldwide, Inc.(a)
350,000	7.750	01/15/19	382,780

Gaming – 0.1%
International Game Technology
250,000	7.500	06/15/19	251,320

Healthcare – 0.7%
Express Scripts, Inc.
175,000	5.250	06/15/12	178,506
175,000	6.250	06/15/14	176,403
Pfizer, Inc.
380,000	6.200	03/15/19	415,577
Roche Holdings, Inc.(a)
400,000	6.000	03/01/19	426,512

			1,196,998

Life Insurance – 0.5%
MetLife Capital Trust X(a)(b)(c)
300,000	9.250	04/08/38	267,000
Phoenix Life Insurance Co.(a)(b)
450,000	7.150	12/15/34	124,629

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Life Insurance – (continued)

Swiss Reinsurance Capital I LP(a)(b)(c)
$600,000	6.854%	05/29/49	$330,240
Symetra Financial Corp.(a)(c)
325,000	8.300	10/15/37	140,563

			862,432

Media Cable – 1.5%
Comcast Corp.
625,000	6.450	03/15/37	611,970
COX Communications, Inc.
1,075,000	4.625	01/15/10	1,080,095
Rogers Cable, Inc.
200,000	7.875	05/01/12	219,891
Time Warner Cable, Inc.
425,000	5.400	07/02/12	439,280
Time Warner Entertainment Co. LP
225,000	8.375	03/15/23	246,428

			2,597,664

Metals and Mining – 0.3%
ArcelorMittal
650,000	6.125	06/01/18	568,750

Pipelines – 1.6%
Boardwalk Pipelines LP
575,000	5.875	11/15/16	537,428
Energy Transfer Partners LP
625,000	5.950	02/01/15	625,726
125,000	6.700	07/01/18	127,788
Enterprise Products Operating LP Series B
450,000	5.600	10/15/14	461,142
325,000	5.000	03/01/15	310,696
Tennessee Gas Pipeline Co.
150,000	8.000	02/01/16	158,404
TEPPCO Partners LP
550,000	6.650	04/15/18	558,315

			2,779,499

Property/Casualty Insurance – 1.8%
Ace INA Holdings, Inc.
500,000	5.800	03/15/18	497,456
Arch Capital Group Ltd.
350,000	7.350	05/01/34	262,500
Aspen Insurance Holdings Ltd.
350,000	6.000	08/15/14	324,909
Endurance Specialty Holdings Ltd.
375,000	6.150	10/15/15	326,655
Marsh & McClennan Companies, Inc.
600,000	5.150	09/15/10	603,652
QBE Insurance Group Ltd.(a)
225,000	9.750	03/14/14	235,129
White Mountains Reinsurance Group Ltd.(a)
600,000	6.375	03/20/17	456,263
ZFS Finance USA Trust IV(a)(b)(c)
675,000	5.875	05/09/32	487,958

			3,194,522

REITs – 0.5%
Simon Property Group LP
525,000	6.125	05/30/18	488,336
Westfield Capital Corp. Ltd.(a)
225,000	4.375	11/15/10	220,223
Westfield Group(a)
125,000	5.400	10/01/12	119,951
125,000	7.500	06/02/14	123,941

			952,451

Retailers – 0.7%
AutoZone, Inc.
475,000	5.750	01/15/15	473,681
CVS/Caremark Corp.
425,000	5.750	06/01/17	427,196
Marks & Spencer PLC(a)
400,000	7.125	12/01/37	275,420

			1,176,297

Tobacco – 0.6%
Altria Group, Inc.
275,000	9.700	11/10/18	314,639
BAT International Finance PLC(a)
300,000	9.500	11/15/18	352,603
Philip Morris International, Inc.
400,000	5.650	05/16/18	419,277

			1,086,519

Wireless Telecommunications – 0.6%
New Cingular Wireless Services, Inc.
675,000	7.875	03/01/11	729,570
300,000	8.750	03/01/31	365,225

			1,094,795

Wirelines Telecommunications – 0.6%
Telecom Italia Capital SA
225,000	4.000	01/15/10	226,078
300,000	4.875	10/01/10	302,353
Telefonica Europe BV
300,000	7.750	09/15/10	316,659
Verizon Communications, Inc.
150,000	6.400	02/15/38	147,778

			992,868

TOTAL CORPORATE BONDS
(Cost $34,381,144)			$32,726,866

Mortgage-Backed Obligations – 63.3%
Adjustable Rate FHLMC(c) – 2.5%
$2,159,276	4.846%	09/01/35	$2,239,043
2,144,838	4.746	10/01/35	2,203,020

			4,442,063

Adjustable Rate FNMA(c) – 3.4%
805,670	3.332	05/01/33	820,392
1,239,750	3.073	05/01/35	1,265,177

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(c) – (continued)

$2,025,044	5.331%	09/01/35	$2,109,916
1,711,925	5.096	12/01/35	1,787,280

			5,982,765

Adjustable Rate Non-Agency(c) – 13.7%
American Home Mortgage Assets Trust Series 2007-1, Class A1
2,461,473	2.040	02/25/47	809,839
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
45,032	4.271	04/25/34	31,919
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-3, Class 2A1
104,663	5.084	06/25/35	62,945
Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1
1,661,344	0.534	08/25/36	686,614
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
1,861,557	4.179	02/25/37	1,637,707
Countrywide Alternative Loan Trust Series 2005-38, Class A1
326,044	2.840	09/25/35	153,024
Countrywide Alternative Loan Trust Series 2006-OA10, Class 4A1
1,808,273	0.504	08/25/46	735,637
Countrywide Alternative Loan Trust Series 2006-OA16, Class A2
3,377,966	0.504	10/25/46	1,370,113
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
150,473	5.269	02/19/34	109,176
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
27,472	4.515	11/20/34	20,156
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-HYB4, Class 2A1
150,265	4.891	08/20/35	84,361
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR2, Class 2A1A
1,433,952	0.513	11/19/37	556,338
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
673,535	5.725	12/19/35	337,243
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
604,337	5.302	09/25/35	310,051
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
1,298,004	0.534	04/25/46	496,393
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
1,316,935	0.524	05/25/46	515,267
J.P. Morgan Mortgage Trust Series 2007-A1, Class 1A1
718,365	4.254	07/25/35	602,622
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
661,224	4.741	07/25/35	529,852
J.P. Morgan Mortgage Trust Series 2007-A1, Class 5A2
650,046	4.773	07/25/35	522,321

Lehman XS Trust Series 2005-7N, Class 1A1A
537,304	0.584	12/25/35	243,378
Lehman XS Trust Series 2007-16N, Class 2A2
925,133	1.164	09/25/47	338,114
Luminent Mortgage Trust Series 2006-2, Class A1A
1,361,624	0.514	02/25/46	525,415
Luminent Mortgage Trust Series 2006-5, Class A1A
611,296	0.504	07/25/36	253,350
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
737,261	2.190	12/25/46	204,517
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
3,000,000	5.155	12/25/35	1,437,927
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1
1,030,909	2.340	01/25/46	463,744
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
2,825,710	6.540	11/25/37	786,366
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
664,797	5.184	09/25/35	477,163
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A2
60,399	3.766	05/25/34	48,195
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A1
28,396	5.192	09/25/34	18,303
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
106,502	5.355	11/25/34	71,702
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
2,212,758	2.840	08/25/47	834,784
Thornburg Mortgage Securities Trust Series 2006-4, Class A2B
2,073,240	0.434	07/25/36	1,864,361
Thornburg Mortgage Securities Trust Series 2006-5, Class A1
1,820,524	0.434	09/25/46	1,620,365
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR9, Class 2A
2,373,623	2.180	11/25/46	817,022
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
41,803	3.144	06/25/34	33,502
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR10, Class 1A3
2,000,000	4.830	09/25/35	1,030,188
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 1A
2,520,247	2.300	09/25/46	915,407
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
703,415	2.260	09/25/46	254,126
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 1A
758,531	2.040	03/25/47	254,730

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)

Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
$2,363,259	6.590%	12/28/37	$1,209,302
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
1,178,635	5.607	07/25/36	808,848

			24,082,387

Collateralized Mortgage Obligations – 3.4%
Interest Only(c)(d) – 0.0%
FHLMC Series 2006-3167, Class XI
182,153	0.000	10/15/35	187
FNMA Series 2004-71, Class DI
507,341	0.000	04/25/34	3,298

			3,485

Planned Amortization Class – 1.8%
FNMA Series 2003-92, Class PD
3,000,000	4.500	03/25/17	3,092,748

Regular Floater(c) – 1.6%
FHLMC Series 2005-3038, Class XA(e)
56,302	0.000	09/15/35	52,688
FHLMC Series 2006-3167, Class X(e)
95,785	0.000	06/15/36	88,034
FHLMC Series 2007-3275, Class UF(e)
58,366	0.000	02/15/37	58,366
FHLMC Series 2007-3342, Class FT
1,680,861	0.769	07/15/37	1,654,562
FNMA Series 2006-68, Class FM
872,549	0.764	08/25/36	859,714
FNMA Series 2006-81, Class LF(e)
50,606	0.000	09/25/36	49,912
FNMA Series 2007-56, Class GY(e)
70,181	0.000	06/25/37	67,965

			2,831,241

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$5,927,474

Commercial Mortgage-Backed Securities – 5.2%
Adjustable Rate Non-Agency(c) – 1.5%
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
$3,000,000	5.384%	10/15/44	$2,661,208

Sequential Fixed Rate – 3.7%
GE Capital Commercial Mortgage Corp. Series 2002-1A, Class A3
2,700,000	6.269	12/10/35	2,764,871
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class A4
1,500,000	4.738	07/15/42	1,249,262
Morgan Stanley Dean Witter Capital I Series 2003-TOP9, Class A2
2,700,000	4.740	11/13/36	2,594,497

			6,608,630

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$9,269,838

Federal Agencies – 35.1%
FHLMC – 5.6%
19,541	7.000	08/01/10	20,159
9,392	7.000	11/01/11	9,837
10,260	7.000	12/01/11	10,746
54,924	7.500	06/01/15	58,602
193,641	7.000	07/01/16	206,094
1,078,094	5.500	02/01/18	1,136,690
77,887	5.500	04/01/18	82,120
148,529	4.500	05/01/18	154,094
32,047	4.500	06/01/18	33,247
129,850	4.500	09/01/18	134,715
149,091	5.500	09/01/18	157,194
102,922	4.500	10/01/18	106,777
105,074	4.500	11/01/18	109,010
731,268	4.500	12/01/18	758,663
39,556	4.500	01/01/19	41,038
75,909	4.500	03/01/19	78,641
18,368	9.500	08/01/19	20,226
869	9.500	08/01/20	959
277,651	6.500	10/01/20	299,635
90,374	6.000	03/01/29	95,349
924	6.000	04/01/29	975
57,788	7.500	12/01/29	63,097
979	7.500	11/01/30	1,069
526,852	7.000	05/01/32	571,180
2,193	6.000	08/01/32	2,305
314,120	7.000	12/01/32	340,550
95,609	5.000	11/01/35	97,641
194,195	5.000	12/01/35	198,309
50,601	5.000	03/01/36	51,677
419,281	5.000	06/01/36	428,195
22,827	6.000	11/01/36	23,829
71,584	6.000	09/01/37	75,395
109,368	6.000	11/01/37	114,191
100,266	6.000	02/01/38	105,636
24,448	6.000	04/01/38	25,526
563,051	5.500	06/01/38	582,017
389,121	6.000	07/01/38	409,610
21,087	6.000	09/01/38	22,010
70,474	6.000	10/01/38	74,303
25,948	6.000	11/01/38	27,277
25,612	6.000	02/01/39	26,760
3,000,000	5.000	06/01/39	3,054,087

			9,809,435

FNMA – 27.9%
339	9.000	02/01/10	348
37,966	6.000	08/01/13	40,272
143,099	7.500	08/01/15	152,424
53,274	6.000	04/01/16	56,785
124,879	6.500	05/01/16	132,511
191,297	6.500	09/01/16	202,989
241,668	6.500	11/01/16	256,439
55,688	6.000	12/01/16	59,359
480,487	6.000	02/01/17	511,957
68,484	7.500	04/01/17	72,565
756,581	6.000	10/01/17	806,133

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$102,252	5.000%	02/01/18		$107,086
810,725	5.500	02/01/18		855,154
606,558	5.000	04/01/18		635,233
1,057,495	5.000	05/01/18		1,108,384
549,747	4.500	06/01/18		570,355
122,391	5.000	06/01/18		128,177
71,275	6.500	08/01/18		76,664
338,044	7.000	08/01/18		371,594
3,103,745	4.000	09/01/18		3,165,514
198,673	5.000	11/01/18		208,065
159,224	4.500	12/01/18		162,700
135,033	5.000	02/01/19		141,137
1,024,036	5.000	03/01/19		1,070,325
777,537	5.000	04/01/19		812,684
511,019	5.000	08/01/19		534,118
223,227	5.000	10/01/19		233,318
925,339	5.000	11/01/19		967,167
878,727	4.500	05/01/23		898,419
16,148	5.000	06/01/23		16,721
1,154,094	5.500	09/01/23		1,211,903
186,393	5.500	10/01/23		196,150
505	7.000	07/01/25		552
8,514	7.000	11/01/25		9,314
61,456	9.000	11/01/25		67,296
280,485	7.000	08/01/26		308,054
3,978	7.000	08/01/27		4,370
18,771	7.000	09/01/27		20,617
113,629	6.000	12/01/27		119,386
670	7.000	01/01/28		736
572,852	6.000	02/01/29		605,727
520,045	6.000	06/01/29		549,864
5,977	7.000	09/01/29		6,556
77,853	8.000	10/01/29		85,113
35,782	7.000	12/01/29		39,243
1,595	8.500	04/01/30		1,740
7,966	8.000	05/01/30		8,659
465	8.500	06/01/30		507
36,565	7.000	05/01/32		40,006
257,018	7.000	06/01/32		280,914
317,521	7.000	08/01/32		347,042
80,962	8.000	08/01/32		88,209
198,711	5.500	03/01/33		205,932
597,420	5.000	05/01/33		611,240
159,510	5.500	05/01/33		165,307
19,496	5.000	06/01/33		19,947
26,999	5.500	06/01/33		27,980
32,398	5.000	07/01/33		33,147
319,687	5.500	07/01/33		331,304
49,595	5.000	08/01/33		50,742
26,614	5.000	09/01/33		27,230
4,340	5.500	09/01/33		4,502
83,130	5.000	10/01/33		85,054
54,136	5.000	11/01/33		55,389
40,009	5.000	02/01/34		40,935
5,501	5.500	02/01/34		5,705
42,326	5.000	03/01/34		43,305
29,563	5.000	04/01/34		30,247

477,508	5.500	04/01/34		494,861
153,132	5.500	06/01/34		158,696
634,624	5.000	07/01/34		648,943
60,939	5.500	12/01/34		63,198
421,680	6.000	04/01/35		443,979
19,788	5.000	09/01/35		20,223
7,456	5.500	09/01/35		7,731
21,256	6.000	09/01/36		22,245
19,738	6.000	10/01/36		20,656
211,213	6.000	11/01/36		221,036
2,960	5.500	12/01/36		3,068
19,968	5.500	01/01/37		20,631
1,012	5.500	02/01/37		1,049
5,370	5.500	03/01/37		5,566
119,386	5.500	04/01/37		123,558
436,579	5.500	05/01/37		452,058
10,884	5.500	06/01/37		11,272
1,000,245	6.000	06/01/37		1,046,654
46,125	5.500	07/01/37		47,689
20,367	6.000	07/01/37		21,409
73,062	5.500	08/01/37		75,515
82,689	6.000	08/01/37		86,572
98,222	6.000	09/01/37		102,747
36,228	5.500	10/01/37		37,525
48,918	6.000	10/01/37		51,309
71,457	6.000	11/01/37		74,898
129,420	6.000	12/01/37		136,482
58,102	5.500	01/01/38		60,174
304,619	5.500	02/01/38		315,461
244,531	6.000	02/01/38		256,854
720,033	5.500	03/01/38		744,427
959,536	6.000	03/01/38		1,004,458
699,902	5.500	04/01/38		725,345
239,969	5.500	05/01/38		249,098
61,978	6.000	05/01/38		65,389
1,505,802	5.500	06/01/38		1,562,891
86,837	6.000	06/01/38		91,523
1,358,343	5.500	07/01/38		1,410,551
155,405	6.000	07/01/38		163,942
464,910	5.500	08/01/38		481,802
51,389	6.000	08/01/38		54,249
544,280	5.500	09/01/38		564,385
452,050	6.000	09/01/38		474,599
360,814	5.500	10/01/38		373,777
75,865	6.000	10/01/38		80,088
251,694	5.500	11/01/38		261,268
74,684	6.000	11/01/38		78,841
136,802	5.500	12/01/38		141,398
1,846,293	5.000	01/01/39		1,888,002
193,146	5.500	01/01/39		199,814
26,546	6.000	01/01/39		27,743
57,989	5.500	02/01/39		60,075
9,260	5.500	03/01/39		9,594
1,000,000	5.500	TBA-15yr(f	)	1,043,125
1,000,000	4.500	TBA-30yr(f	)	997,812
7,000,000	5.000	TBA-30yr(f	)	7,126,875

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$1,000,000	5.500%	TBA-30yr(f	)	$1,032,188
3,000,000	6.000	TBA-30yr(f	)	3,135,000

				49,164,839

GNMA – 1.6%
18,396	7.000	03/15/12		18,821
20,620	7.000	10/15/25		22,462
24,776	7.000	11/15/25		26,990
4,276	7.000	02/15/26		4,660
17,671	7.000	04/15/26		19,258
7,099	7.000	03/15/27		7,723
1,311	7.000	06/15/27		1,427
8,373	7.000	10/15/27		9,109
148,725	7.000	11/15/27		161,791
7,729	7.000	01/15/28		8,411
47,792	7.000	02/15/28		52,009
16,837	7.000	03/15/28		18,323
4,324	7.000	04/15/28		4,706
969	7.000	05/15/28		1,055
19,323	7.000	06/15/28		21,027
38,202	7.000	07/15/28		41,572
114,839	7.000	08/15/28		124,971
55,393	7.000	09/15/28		60,280
5,429	7.000	11/15/28		5,908
5,693	7.500	11/15/30		6,112
3,699	7.000	10/15/31		4,025
653	7.000	12/15/31		711
37,009	7.500	10/15/32		40,335
1,132,990	6.000	08/20/34		1,187,926
256,236	6.000	08/15/38		267,237
350,653	6.000	09/15/38		365,707
278,874	6.000	12/15/38		291,401

				2,773,957

TOTAL FEDERAL AGENCIES				$61,748,231

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $134,979,372)				$111,452,758

Agency Debentures – 3.3%
Export Development Canada
$700,000	3.125%	04/24/14		$703,928
FHLMC
2,300,000	3.000	07/28/14		2,308,333
FNMA(g)
200,000	0.000	10/09/19		101,820
Tennessee Valley Authority
700,000	4.375	06/15/15		740,365
Tennessee Valley Authority(i)
2,000,000	5.375	04/01/56		1,998,767

TOTAL AGENCY DEBENTURES
(Cost $5,804,827)				$5,853,213

Asset-Backed Securities – 0.5%
Home Equity – 0.5%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$228,160	7.000%	09/25/37		$102,252
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
251,545	7.000	09/25/37		83,064
HFC Home Equity Loan Asset Backed Certificates Series 2007-3, Class APT(c)
1,037,016	1.515	11/20/36		679,508

TOTAL ASSET-BACKED SECURITIES
(Cost $1,517,621)				$864,824

Foreign Debt Obligations – 6.0%
Sovereign – 0.6%
Province of Ontario, Canada
$1,100,000	4.100%	06/16/14		$1,120,502

Supranational – 5.4%
Asian Development Bank
5,000,000	1.000	10/01/15		4,192,305
European Investment Bank
1,800,000	3.000	04/08/14		1,796,619
Inter-American Development Bank
1,700,000	3.000	04/22/14		1,695,863
International Finance Corp.
1,700,000	3.000	04/22/14		1,695,863

				9,380,650

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $10,209,445)				$10,501,152

Government Guarantee Obligations(h) – 3.2%
Landwirtschaftliche Rentenbank
$1,400,000	4.125%	07/15/13		$1,431,108
LeasePlan Corp. NV(a)
1,000,000	3.000	05/07/12		1,011,507
Royal Bank of Scotland Group PLC(a)
1,800,000	2.625	05/11/12		1,804,841
Societe Financement de l’Economie Francaise(a)
1,300,000	3.375	05/05/14		1,305,559

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $5,537,754)				$5,553,015

U.S. Treasury Obligations – 3.6%
United States Treasury Bond
$500,000	4.250%	05/15/39		$494,845
United States Treasury Inflation Protected Securities
2,200,000	1.625	01/15/15		2,445,355
200,000	3.625	04/15/28		320,868

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – (continued)

United States Treasury Principal-Only STRIPS(g)
$3,400,000	0.000%	11/15/21	$1,976,454
200,000	0.000	11/15/26	91,758
2,100,000	0.000	11/15/27	918,939

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,083,772)			$6,248,219

	Interest
Shares	Rate	Value

Preferred Stock – 0.2%
Banks – 0.2%
Royal Bank of Scotland Group PLC ADR
475,000	9.118%	$387,125
(Cost $487,251)

Shares	Rate	Value

Investment Company(c) – 4.7%
JPMorgan U.S. Government Money Market Fund – Capital Shares
8,307,796	0.236%	$8,307,796
(Cost $8,307,796)

TOTAL INVESTMENTS – 103.4%
(Cost $207,308,982)		$181,894,968

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.4)%		(5,900,348)

NET ASSETS – 100.0%		$175,994,620

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,603,795, which represents approximately 5.5% of net assets as of June 30, 2009.

(b)	Securities with “Call” features with resetting interest rate. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(d)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	Security is issued with a zero coupon, and interest rate is contingent upon LIBOR reaching a predetermined level.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities, (excluding forward sales contracts, if any) amounts to $13,335,000, which represents approximately 7.6% of net assets as of June 30, 2009.

(g)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Represents securities which are guaranteed by a foreign government. Total market value of these securities amounts to $5,553,015, which represents approximately 3.2% of net assets as of June 30, 2009.

(i)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—	American Depositary Receipt
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Inter Bank Offered Rate
REIT	—	Real Estate Investment Trust
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	09/16/09	$822,896	$823,965	$1,069
Australian Dollar	Sale	09/16/09	158,137	157,844	293
British Pound	Purchase	09/16/09	761,516	778,840	17,324
Canadian Dollar	Sale	09/16/09	155,600	150,305	5,295
Japanese Yen	Purchase	09/16/09	436,000	436,317	317
New Zealand Dollar	Purchase	09/16/09	268,151	274,710	6,559
Norwegian Krone	Purchase	09/16/09	371,704	374,008	2,304
Swedish Krona	Sale	09/16/09	115,000	114,214	786
Swiss Franc	Sale	09/16/09	393,000	387,241	5,759

TOTAL					$39,706

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Sale	09/16/09	$68,443	$69,708	$(1,265)
Australian Dollar	Purchase	09/16/09	226,010	224,347	(1,663)
British Pound	Purchase	09/16/09	122,092	120,088	(2,004)
British Pound	Sale	09/16/09	321,893	324,074	(2,181)
Canadian Dollar	Purchase	09/16/09	567,000	547,308	(19,692)
Euro	Sale	09/16/09	611,208	618,592	(7,384)
Japanese Yen	Purchase	09/16/09	231,000	229,920	(1,080)
Japanese Yen	Sale	09/16/09	982,545	999,172	(16,627)
New Zealand Dollar	Purchase	09/16/09	172,587	172,157	(430)
New Zealand Dollar	Sale	09/16/09	90,783	91,193	(410)
Norwegian Krone	Purchase	09/16/09	91,000	89,827	(1,173)
Swedish Krona	Sale	09/16/09	110,851	112,917	(2,066)
Swiss Franc	Purchase	09/16/09	228,000	224,829	(3,171)
Swiss Franc	Sale	09/16/09	526,000	529,898	(3,898)

TOTAL					$(63,044)

Open Forward Foreign Currency
Cross Contracts with Unrealized Gain	Expiration	Purchase	Sale	Unrealized
(Purchase/Sale)	Date	Current Value	Current Value	Gain

Australian Dollar/Japanese Yen	09/16/09	$109,833	$110,571	$738
British Pound/Japanese Yen	09/16/09	124,972	125,024	52
Euro/Australian Dollar	09/16/09	180,423	182,357	1,934
Euro/British Pound	09/16/09	182,069	182,357	288
Euro/Canadian Dollar	09/16/09	95,068	98,192	3,124
Japanese Yen/Australian Dollar	09/16/09	298,862	299,099	237
Swedish Krona/Norwegian Krone	09/16/09	273,485	281,259	7,774
Swiss Franc/Canadian Dollar	09/16/09	171,718	174,796	3,078

TOTAL				$17,225

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Open Forward Foreign Currency
Cross Contracts with Unrealized Loss	Expiration	Purchase	Sale	Unrealized
(Purchase/Sale)	Date	Current Value	Current Value	Loss

Euro/Australian Dollar	09/16/09	$349,321	$346,478	$(2,843)
Euro/New Zealand Dollar	09/16/09	232,953	230,050	(2,903)
Japanese Yen/Australian Dollar	09/16/09	116,981	114,611	(2,370)
Japanese Yen/British Pound	09/16/09	120,088	119,877	(211)
Japanese Yen/Euro	09/16/09	119,233	119,033	(200)
New Zealand Dollar/British Pound	09/16/09	141,474	140,750	(724)
Swiss Franc/Australian Dollar	09/16/09	279,633	274,577	(5,056)
Swiss Franc/Japanese Yen	09/16/09	348,251	339,003	(9,248)

TOTAL				$(23,555)

FUTURES CONTRACTS — At June 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	7	September 2009	$1,738,275	$34,539
Eurodollars	6	December 2009	1,486,425	4,874
Eurodollars	11	September 2010	2,697,200	2,239
U.S. Treasury Bond	31	September 2009	3,669,141	35,086
2 Year U.S. Treasury Notes	127	September 2009	27,459,781	(62,720)
5 Year U.S. Treasury Notes	(46)	September 2009	(5,277,063)	(31,367)
10 Year U.S. Treasury Notes	102	September 2009	11,859,094	118,873

TOTAL				$101,524

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 98.5%
Automobiles & Components – 0.5%
67,713	Ford Motor Co.*	$411,018
5,000	Harley-Davidson, Inc.	81,050
12,835	Johnson Controls, Inc.	278,776
5,600	The Goodyear Tire & Rubber Co.*	63,056

		833,900

Banks – 2.8%
13,900	BB&T Corp.	305,522
3,450	Comerica, Inc.	72,967
15,905	Fifth Third Bancorp	112,925
4,782	First Horizon National Corp.*	57,388
11,400	Hudson City Bancorp, Inc.	151,506
8,349	Huntington Bancshares, Inc.	34,899
15,300	KeyCorp	80,172
1,800	M&T Bank Corp.	91,674
6,100	Marshall & Ilsley Corp.	29,280
7,700	People’s United Financial, Inc.	115,808
9,957	PNC Financial Services Group, Inc.	386,431
24,925	Regions Financial Corp.	100,697
9,900	SunTrust Banks, Inc.	162,855
40,651	U.S. Bancorp	728,466
37,540	Washington Mutual, Inc.	3,792
99,434	Wells Fargo & Co.	2,412,269
2,800	Zions Bancorporation	32,368

		4,879,019

Capital Goods – 7.0%
14,939	3M Co.	897,834
12,771	Caterpillar, Inc.	421,954
3,600	Cooper Industries Ltd. Class A	111,780
4,300	Cummins, Inc.	151,403
5,400	Danaher Corp.	333,396
9,179	Deere & Co.	366,701
4,050	Dover Corp.	134,014
3,600	Eaton Corp.	160,596
16,204	Emerson Electric Co.	525,010
2,800	Fastenal Co.	92,876
1,200	Flowserve Corp.	83,772
3,782	Fluor Corp.	193,979
8,306	General Dynamics Corp.	460,069
226,267	General Electric Co.	2,651,849
2,600	Goodrich Corp.	129,922
16,008	Honeywell International, Inc.	502,651
8,200	Illinois Tool Works, Inc.	306,188
4,000	ITT Corp.	178,000
2,600	Jacobs Engineering Group, Inc.*	109,434
2,500	L-3 Communications Holdings, Inc.	173,450
6,982	Lockheed Martin Corp.	563,098
7,400	Masco Corp.	70,892
6,992	Northrop Grumman Corp.	319,395
7,842	PACCAR, Inc.	254,943
2,700	Pall Corp.	71,712
3,548	Parker Hannifin Corp.	152,422
3,000	Precision Castparts Corp.	219,090

4,100	Quanta Services, Inc.*	94,833
8,379	Raytheon Co.	372,279
3,000	Rockwell Automation, Inc.	96,360
3,460	Rockwell Collins, Inc.	144,386
5,100	Textron, Inc.	49,266
15,467	The Boeing Co.	657,347
3,500	The Manitowoc Co., Inc.	18,410
20,037	United Technologies Corp.	1,041,123
1,328	W.W. Grainger, Inc.	108,737

		12,219,171

Commercial & Professional Services – 0.7%
2,400	Avery Dennison Corp.	61,632
2,800	Cintas Corp.	63,952
2,750	Equifax, Inc.	71,775
3,900	Iron Mountain, Inc.*	112,125
3,000	Monster Worldwide, Inc.*	35,430
4,500	Pitney Bowes, Inc.	98,685
4,200	R.R. Donnelley & Sons Co.	48,804
7,010	Republic Services, Inc.	171,114
3,200	Robert Half International, Inc.	75,584
1,800	Stericycle, Inc.*	92,754
1,200	The Dun & Bradstreet Corp.	97,452
10,449	Waste Management, Inc.	294,244

		1,223,551

Consumer Durables & Apparel – 0.9%
1,382	Black & Decker Corp.	39,608
3,100	Centex Corp.	26,226
6,900	Coach, Inc.	185,472
5,800	D.R. Horton, Inc.	54,288
6,500	Eastman Kodak Co.	19,240
3,200	Fortune Brands, Inc.	111,168
1,100	Harman International Industries, Inc.	20,680
2,521	Hasbro, Inc.	61,109
1,900	KB HOME	25,992
3,700	Leggett & Platt, Inc.	56,351
3,100	Lennar Corp. Class A	30,039
7,951	Mattel, Inc.	127,614
6,433	Newell Rubbermaid, Inc.	66,968
8,259	NIKE, Inc. Class B	427,651
1,200	Polo Ralph Lauren Corp.	64,248
4,900	Pulte Homes, Inc.	43,267
1,403	Snap-On, Inc.	40,322
1,800	The Stanley Works	60,912
1,900	VF Corp.	105,165
1,659	Whirlpool Corp.	70,607

		1,636,927

Consumer Services – 1.7%
2,300	Apollo Group, Inc. Class A*	163,576
9,300	Carnival Corp.	239,661
3,000	Darden Restaurants, Inc.	98,940
1,300	DeVry, Inc.	65,052
7,500	H&R Block, Inc.	129,225
6,500	International Game Technology	103,350

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)

6,323	Marriott International, Inc. Class A	$139,554
23,633	McDonald’s Corp.	1,358,661
15,556	Starbucks Corp.*	216,073
3,900	Starwood Hotels & Resorts Worldwide, Inc.	86,580
3,426	Wyndham Worldwide Corp.	41,523
1,300	Wynn Resorts Ltd.*	45,890
9,997	Yum! Brands, Inc.	333,300

		3,021,385

Diversified Financials – 7.3%
25,169	American Express Co.	584,928
5,480	Ameriprise Financial, Inc.	133,000
172,739	Bank of America Corp.	2,280,155
9,433	Capital One Financial Corp.	206,394
7,900	CIT Group, Inc.	16,985
117,105	Citigroup, Inc.	347,802
1,418	CME Group, Inc.	441,154
10,317	Discover Financial Services	105,956
12,000	E*Trade Financial Corp.*	15,360
2,000	Federated Investors, Inc. Class B	48,180
3,230	Franklin Resources, Inc.	232,592
1,600	IntercontinentalExchange, Inc.*	182,784
8,400	Invesco Ltd.	149,688
3,700	Janus Capital Group, Inc.	42,180
83,394	JPMorgan Chase & Co.	2,844,569
3,100	Legg Mason, Inc.	75,578
3,800	Leucadia National Corp.*	80,142
4,000	Moody’s Corp.	105,400
28,834	Morgan Stanley	822,057
5,000	Northern Trust Corp.	268,400
5,500	NYSE Euronext	149,875
10,571	SLM Corp.*	108,564
10,367	State Street Corp.	489,322
5,400	T. Rowe Price Group, Inc.	225,018
25,415	The Bank of New York Mellon Corp.	744,914
19,986	The Charles Schwab Corp.	350,554
10,743	The Goldman Sachs Group, Inc.(a)	1,583,948
3,200	The NASDAQ OMX Group, Inc.*	68,192

		12,703,691

Energy – 12.2%
10,518	Anadarko Petroleum Corp.	477,412
7,216	Apache Corp.	520,634
6,593	Baker Hughes, Inc.	240,249
6,400	BJ Services Co.	87,232
2,100	Cabot Oil & Gas Corp.	64,344
4,800	Cameron International Corp.*	135,840
12,317	Chesapeake Energy Corp.	244,246
42,784	Chevron Corp.	2,834,440
31,602	ConocoPhillips	1,329,180
4,000	Consol Energy, Inc.	135,840
5,500	Denbury Resources, Inc.*	81,015
9,416	Devon Energy Corp.	513,172
1,500	Diamond Offshore Drilling, Inc.	124,575

14,630	El Paso Corp.	135,035
3,000	ENSCO International, Inc.	104,610
5,393	EOG Resources, Inc.	366,292
104,335	Exxon Mobil Corp.	7,294,060
2,700	FMC Technologies, Inc.*	101,466
19,244	Halliburton Co.	398,351
6,000	Hess Corp.	322,500
15,108	Marathon Oil Corp.	455,204
2,000	Massey Energy Co.	39,080
4,100	Murphy Oil Corp.	222,712
6,400	Nabors Industries Ltd.*	99,712
8,818	National-Oilwell Varco, Inc.*	287,996
3,700	Noble Energy, Inc.	218,189
17,300	Occidental Petroleum Corp.	1,138,513
5,606	Peabody Energy Corp.	169,077
2,500	Pioneer Natural Resources Co.	63,750
3,400	Range Resources Corp.	140,794
2,300	Rowan Companies, Inc.	44,436
25,633	Schlumberger Ltd.	1,387,002
4,800	Smith International, Inc.	123,600
7,300	Southwestern Energy Co.*	283,605
13,933	Spectra Energy Corp.	235,746
2,600	Sunoco, Inc.	60,320
3,000	Tesoro Corp.	38,190
12,183	The Williams Companies, Inc.	190,177
11,513	Valero Energy Corp.	194,455
12,400	XTO Energy, Inc.	472,936

		21,375,987

Food & Staples Retailing – 3.0%
9,287	Costco Wholesale Corp.	424,416
31,081	CVS/Caremark Corp.	990,551
9,000	Safeway, Inc.	183,330
4,273	SUPERVALU, Inc.	55,335
12,600	Sysco Corp.	283,248
13,832	The Kroger Co.	304,996
21,200	Walgreen Co.	623,280
47,709	Wal-Mart Stores, Inc.	2,311,024
3,000	Whole Foods Market, Inc.	56,940

		5,233,120

Food, Beverage & Tobacco – 6.0%
44,480	Altria Group, Inc.	729,027
13,749	Archer-Daniels-Midland Co.	368,061
2,050	Brown-Forman Corp. Class B	88,109
4,300	Campbell Soup Co.	126,506
6,900	Coca-Cola Enterprises, Inc.	114,885
9,800	ConAgra Foods, Inc.	186,788
4,200	Constellation Brands, Inc. Class A*	53,256
3,300	Dean Foods Co.*	63,327
5,600	Dr. Pepper Snapple Group, Inc.*	118,664
7,100	General Mills, Inc.	397,742
6,700	H.J. Heinz Co.	239,190
1,600	Hormel Foods Corp.	55,264
5,400	Kellogg Co.	251,478
31,657	Kraft Foods, Inc. Class A	802,188

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)

3,547	Lorillard, Inc.	$240,380
2,900	McCormick & Co., Inc.	94,337
3,100	Molson Coors Brewing Co. Class B	131,223
3,025	Pepsi Bottling Group, Inc.	102,366
33,375	PepsiCo, Inc.	1,834,290
41,881	Philip Morris International, Inc.	1,826,849
3,745	Reynolds American, Inc.	144,632
14,900	Sara Lee Corp.	145,424
42,684	The Coca-Cola Co.	2,048,405
3,500	The Hershey Co.	126,000
2,634	The J. M. Smucker Co.	128,171
6,900	Tyson Foods, Inc. Class A	87,009

		10,503,571

Health Care Equipment & Services – 4.2%
9,489	Aetna, Inc.	237,699
6,360	AmerisourceBergen Corp.	112,826
13,000	Baxter International, Inc.	688,480
5,200	Becton, Dickinson and Co.	370,812
32,106	Boston Scientific Corp.*	325,555
2,167	C.R. Bard, Inc.	161,333
7,632	Cardinal Health, Inc.	233,158
5,819	CIGNA Corp.	140,180
3,100	Coventry Health Care, Inc.*	58,001
2,300	DaVita, Inc.*	113,758
3,200	DENTSPLY International, Inc.	97,664
5,846	Express Scripts, Inc.*	401,912
3,290	Hospira, Inc.*	126,731
3,500	Humana, Inc.*	112,910
3,954	IMS Health, Inc.	50,216
790	Intuitive Surgical, Inc.*	129,291
2,300	Laboratory Corp. of America Holdings*	155,917
5,764	McKesson Corp.	253,616
10,237	Medco Health Solutions, Inc.*	466,910
24,058	Medtronic, Inc.	839,384
2,081	Patterson Companies, Inc.*	45,158
3,200	Quest Diagnostics, Inc.	180,576
7,493	St. Jude Medical, Inc.*	307,962
5,200	Stryker Corp.	206,648
8,150	Tenet Healthcare Corp.*	22,983
25,662	UnitedHealth Group, Inc.	641,037
2,600	Varian Medical Systems, Inc.*	91,364
10,460	WellPoint, Inc.*	532,309
4,617	Zimmer Holdings, Inc.*	196,684

		7,301,074

Household & Personal Products – 2.8%
9,300	Avon Products, Inc.	239,754
10,686	Colgate-Palmolive Co.	755,928
8,840	Kimberly-Clark Corp.	463,481
3,000	The Clorox Co.	167,490
2,600	The Estee Lauder Companies, Inc. Class A	84,942
62,309	The Procter & Gamble Co.	3,183,990

		4,895,585

Insurance – 2.3%
9,992	Aflac, Inc.	310,651
56,823	American International Group, Inc.	65,915
6,050	Aon Corp.	229,113
2,500	Assurant, Inc.	60,225
3,468	Cincinnati Financial Corp.	77,510
8,600	Genworth Financial, Inc. Class A	60,114
7,273	Hartford Financial Services Group, Inc.	86,331
5,358	Lincoln National Corp.	92,211
7,647	Loews Corp.	209,528
11,288	Marsh & McLennan Companies, Inc.	227,227
4,450	MBIA, Inc.*	19,268
17,581	MetLife, Inc.	527,606
6,832	Principal Financial Group, Inc.	128,715
9,848	Prudential Financial, Inc.	366,543
11,338	The Allstate Corp.	276,647
7,508	The Chubb Corp.	299,419
14,600	The Progressive Corp.*	220,606
12,499	The Travelers Companies, Inc.	512,959
1,741	Torchmark Corp.	64,487
6,918	Unum Group	109,719
7,600	XL Capital Ltd. Class A	87,096

		4,031,890

Materials – 3.2%
4,500	Air Products & Chemicals, Inc.	290,655
2,200	AK Steel Holding Corp.	42,218
20,968	Alcoa, Inc.	216,599
2,151	Allegheny Technologies, Inc.	75,134
2,000	Ball Corp.	90,320
2,300	Bemis Co., Inc.	57,960
1,090	CF Industries Holdings, Inc.	80,813
19,338	E.I. du Pont de Nemours & Co.	495,440
1,600	Eastman Chemical Co.	60,640
3,512	Ecolab, Inc.	136,933
8,860	Freeport-McMoRan Copper & Gold, Inc.	443,975
1,700	International Flavors & Fragrances, Inc.	55,624
9,259	International Paper Co.	140,089
3,598	MeadWestvaco Corp.	59,043
11,654	Monsanto Co.	866,358
10,488	Newmont Mining Corp.	428,644
6,800	Nucor Corp.	302,124
3,700	Owens-Illinois, Inc.*	103,637
2,700	Pactiv Corp.*	58,590
3,600	PPG Industries, Inc.	158,040
6,600	Praxair, Inc.	469,062
3,616	Sealed Air Corp.	66,715
2,700	Sigma-Aldrich Corp.	133,812
22,613	The Dow Chemical Co.	364,974
1,500	Titanium Metals Corp.	13,785
3,120	United States Steel Corp.	111,509

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)

2,400	Vulcan Materials Co.	$103,440
4,592	Weyerhaeuser Co.	139,735

		5,565,868

Media – 2.5%
14,564	CBS Corp. Class B	100,783
62,015	Comcast Corp. Class A	898,597
5,071	Gannett Co., Inc.	18,103
900	Meredith Corp.	22,995
49,286	News Corp. Class A	448,995
6,648	Omnicom Group, Inc.	209,944
1,900	Scripps Networks Interactive, Inc. Class A	52,877
11,200	The DIRECTV Group, Inc.*	276,752
10,271	The Interpublic Group of Companies, Inc.*	51,869
6,808	The McGraw-Hill Companies, Inc.	204,989
2,200	The New York Times Co. Class A	12,122
39,529	The Walt Disney Co.	922,212
133	The Washington Post Co. Class B	46,840
7,596	Time Warner Cable, Inc.	240,565
25,699	Time Warner, Inc.	647,358
12,944	Viacom, Inc. Class B*	293,829

		4,448,830

Pharmaceuticals, Biotechnology & Life Sciences – 9.6%
33,000	Abbott Laboratories	1,552,320
6,500	Allergan, Inc.	309,270
21,658	Amgen, Inc.*	1,146,575
6,215	Biogen Idec, Inc.*	280,607
42,238	Bristol-Myers Squibb Co.	857,854
9,800	Celgene Corp.*	468,832
1,400	Cephalon, Inc.*	79,310
21,742	Eli Lilly & Co.	753,143
6,300	Forest Laboratories, Inc.*	158,193
5,700	Genzyme Corp.*	317,319
19,400	Gilead Sciences, Inc.*	908,696
58,882	Johnson & Johnson	3,344,498
5,666	King Pharmaceuticals, Inc.*	54,564
3,670	Life Technologies Corp.*	153,112
44,929	Merck & Co., Inc.	1,256,215
1,200	Millipore Corp.*	84,252
6,800	Mylan, Inc.*	88,740
2,800	PerkinElmer, Inc.	48,720
144,108	Pfizer, Inc.	2,161,620
35,046	Schering-Plough Corp.	880,355
9,068	Thermo Fisher Scientific, Inc.*	369,702
2,000	Waters Corp.*	102,940
2,400	Watson Pharmaceuticals, Inc.*	80,856
28,446	Wyeth	1,291,164

		16,748,857

Real Estate – 1.0%
2,980	Apartment Investment & Management Co. Class A (REIT)	26,373
1,691	AvalonBay Communities, Inc. (REIT)	94,595

2,627	Boston Properties, Inc. (REIT)	125,308
4,300	CB Richard Ellis Group, Inc. Class A*	40,248
214	Developers Diversified Realty Corp. (REIT)	1,044
5,900	Equity Residential (REIT)	131,157
5,600	HCP, Inc. (REIT)	118,664
2,400	Health Care REIT, Inc. (REIT)	81,840
12,357	Host Hotels & Resorts, Inc. (REIT)	103,675
5,400	Kimco Realty Corp. (REIT)	54,270
3,500	Plum Creek Timber Co., Inc. (REIT)	104,230
9,300	ProLogis (REIT)	74,958
2,751	Public Storage, Inc. (REIT)	180,135
6,011	Simon Property Group, Inc. (REIT)	309,131
3,200	Ventas, Inc. (REIT)	95,552
3,155	Vornado Realty Trust (REIT)	142,075

		1,683,255

Retailing – 3.2%
1,777	Abercrombie & Fitch Co. Class A	45,118
6,868	Amazon.com, Inc.*	574,577
2,172	AutoNation, Inc.*	37,684
779	AutoZone, Inc.*	117,715
5,472	Bed Bath & Beyond, Inc.*	168,264
7,250	Best Buy Co., Inc.	242,803
1,700	Big Lots, Inc.*	35,751
4,400	Expedia, Inc.*	66,484
3,100	Family Dollar Stores, Inc.	87,730
3,600	GameStop Corp. Class A*	79,236
3,498	Genuine Parts Co.	117,393
4,900	J.C. Penney Co., Inc.	140,679
6,519	Kohl’s Corp.*	278,687
5,700	Limited Brands, Inc.	68,229
31,500	Lowe’s Companies, Inc.	611,415
8,734	Macy’s, Inc.	102,712
3,224	Nordstrom, Inc.	64,125
6,600	Office Depot, Inc.*	30,096
3,000	O’Reilly Automotive, Inc.*	114,240
2,900	RadioShack Corp.	40,484
1,200	Sears Holdings Corp.*	79,824
15,197	Staples, Inc.	306,523
16,200	Target Corp.	639,414
9,650	The Gap, Inc.	158,260
36,494	The Home Depot, Inc.	862,353
2,100	The Sherwin-Williams Co.	112,875
8,793	The TJX Companies, Inc.	276,628
2,700	Tiffany & Co.	68,472

		5,527,771

Semiconductors & Semiconductor Equipment – 2.5%
11,600	Advanced Micro Devices, Inc.*	44,892
6,574	Altera Corp.	107,025
6,100	Analog Devices, Inc.	151,158
28,300	Applied Materials, Inc.	310,451

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

9,050	Broadcom Corp. Class A*	$224,349
119,249	Intel Corp.	1,973,571
3,725	KLA-Tencor Corp.	94,056
4,600	Linear Technology Corp.	107,410
14,300	LSI Corp.*	65,208
4,800	MEMC Electronic Materials, Inc.*	85,488
4,000	Microchip Technology, Inc.	90,200
16,943	Micron Technology, Inc.*	85,732
4,400	National Semiconductor Corp.	55,220
2,265	Novellus Systems, Inc.*	37,826
11,950	NVIDIA Corp.*	134,915
3,400	Teradyne, Inc.*	23,324
27,358	Texas Instruments, Inc.	582,725
6,000	Xilinx, Inc.	122,760

		4,296,310

Software & Services – 7.0%
11,215	Adobe Systems, Inc.*	317,384
2,100	Affiliated Computer Services, Inc. Class A*	93,282
3,700	Akamai Technologies, Inc.*	70,966
4,900	Autodesk, Inc.*	93,002
10,800	Automatic Data Processing, Inc.	382,752
4,100	BMC Software, Inc.*	138,539
8,704	CA, Inc.	151,711
3,700	Citrix Systems, Inc.*	117,993
6,435	Cognizant Technology Solutions Corp. Class A*	171,814
3,200	Computer Sciences Corp.*	141,760
4,700	Compuware Corp.*	32,242
2,900	Convergys Corp.*	26,912
22,944	eBay, Inc.*	393,031
7,100	Electronic Arts, Inc.*	154,212
4,300	Fidelity National Information Services, Inc.	85,828
3,250	Fiserv, Inc.*	148,525
5,117	Google, Inc. Class A*	2,157,276
6,800	Intuit, Inc.*	191,488
1,500	Mastercard, Inc. Class A	250,965
3,200	McAfee, Inc.*	135,008
163,603	Microsoft Corp.	3,888,843
7,400	Novell, Inc.*	33,522
81,237	Oracle Corp.	1,740,097
6,731	Paychex, Inc.	169,621
2,300	Salesforce.com, Inc.*	87,791
17,412	Symantec Corp.*	270,931
4,500	Total System Services, Inc.	60,255
4,402	VeriSign, Inc.*	81,349
14,919	Western Union Co.	244,672
29,900	Yahoo!, Inc.*	468,234

		12,300,005

Technology Hardware & Equipment – 8.6%
7,396	Agilent Technologies, Inc.*	150,213
3,600	Amphenol Corp. Class A	113,904
19,058	Apple, Inc.*	2,714,431
2,385	Ciena Corp.*	24,685

123,167	Cisco Systems, Inc.*	2,295,833
33,125	Corning, Inc.	531,987
37,600	Dell, Inc.*	516,248
43,172	EMC Corp.*	565,553
3,200	FLIR Systems, Inc.*	72,192
3,000	Harris Corp.	85,080
50,941	Hewlett-Packard Co.	1,968,869
28,209	International Business Machines Corp.	2,945,584
5,000	Jabil Circuit, Inc.	37,100
4,625	JDS Uniphase Corp.*	26,455
11,400	Juniper Networks, Inc.*	269,040
1,600	Lexmark International, Inc. Class A*	25,360
3,225	Molex, Inc.	50,149
48,535	Motorola, Inc.	321,787
7,211	NetApp, Inc.*	142,201
2,300	QLogic Corp.*	29,164
35,320	QUALCOMM, Inc.	1,596,464
4,800	SanDisk Corp.*	70,512
16,114	Sun Microsystems, Inc.*	148,571
8,700	Tellabs, Inc.*	49,851
3,900	Teradata Corp.*	91,377
4,700	Western Digital Corp.*	124,550
18,900	Xerox Corp.	122,472

		15,089,632

Telecommunication Services – 3.5%
8,500	American Tower Corp. Class A*	268,005
126,068	AT&T, Inc.	3,131,529
2,100	CenturyTel, Inc.	64,470
2,940	Embarq Corp.	123,656
7,300	Frontier Communications Corp.	52,122
5,400	MetroPCS Communications, Inc.*	71,874
32,563	Qwest Communications International, Inc.	135,137
61,210	Sprint Nextel Corp.*	294,420
60,670	Verizon Communications, Inc.	1,864,389
8,981	Windstream Corp.	75,081

		6,080,683

Transportation – 2.0%
5,922	Burlington Northern Santa Fe Corp.	435,504
3,600	C.H. Robinson Worldwide, Inc.	187,740
8,462	CSX Corp.	293,039
4,400	Expeditors International of Washington, Inc.	146,696
6,700	FedEx Corp.	372,654
7,935	Norfolk Southern Corp.	298,912
1,300	Ryder System, Inc.	36,296
16,218	Southwest Airlines Co.	109,147
10,820	Union Pacific Corp.	563,289
21,311	United Parcel Service, Inc. Class B	1,065,337

		3,508,614

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Utilities – 4.0%
14,700	AES Corp.*	$170,667
3,500	Allegheny Energy, Inc.	89,775
4,677	Ameren Corp.	116,410
10,091	American Electric Power Co., Inc.	291,529
7,198	CenterPoint Energy, Inc.	79,754
5,000	CMS Energy Corp.	60,400
5,800	Consolidated Edison, Inc.	217,036
4,350	Constellation Energy Group, Inc.	115,623
12,447	Dominion Resources, Inc.	415,979
3,600	DTE Energy Co.	115,200
27,342	Duke Energy Corp.	398,920
11,397	Dynegy, Inc. Class A*	25,871
7,069	Edison International	222,391
4,148	Entergy Corp.	321,553
2,700	EQT Corp.	94,257
14,181	Exelon Corp.	726,209
6,434	FirstEnergy Corp.	249,317
8,746	FPL Group, Inc.	497,297
1,731	Integrys Energy Group, Inc.	51,913
1,000	Nicor, Inc.	34,620
5,900	NiSource, Inc.	68,794
3,890	Northeast Utilities	86,786
4,900	Pepco Holdings, Inc.	65,856
7,931	PG&E Corp.	304,868
2,300	Pinnacle West Capital Corp.	69,345
7,951	PPL Corp.	262,065
5,777	Progress Energy, Inc.	218,544
10,742	Public Service Enterprise Group, Inc.	350,511
3,800	Questar Corp.	118,028
2,700	SCANA Corp.	87,669
5,313	Sempra Energy	263,684
16,867	Southern Co.	525,576
4,500	TECO Energy, Inc.	53,685
2,600	Wisconsin Energy Corp.	105,846
9,610	Xcel Energy, Inc.	176,920

		7,052,898

TOTAL COMMON STOCKS
(Cost $199,203,476)		$172,161,594

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Government Obligation – 0.2%
United States Treasury Bill(b)(c)
$355,000	0.000%	09/10/09	$354,870
(Cost $354,890)

Shares	Rate	Value

Investment Company(d) – 1.3%
JPMorgan U.S. Government Money Market Fund – Capital Shares
2,238,476	0.236%	$2,238,476
(Cost $2,238,476)

TOTAL INVESTMENTS – 100.0%
(Cost $201,796,842)		$174,754,940

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		43,310

NET ASSETS – 100.0%		$174,798,250

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

Investment Abbreviation:
REIT—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2009, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Loss

S&P 500 E-mini	69	September 2009	$3,158,475	$(110,276)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments

June 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 69.1%
Adjustable Rate FHLMC(a) – 1.6%
$719,759	4.846%	09/01/35	$746,348
536,210	4.746	10/01/35	550,755

			1,297,103

Adjustable Rate FNMA(a) – 1.9%
268,557	3.332	05/01/33	273,464
619,875	3.073	05/01/35	632,588
570,412	5.096	12/01/35	595,521

			1,501,573

Adjustable Rate Non-Agency(a) – 4.8%
First Horizon Alternative Mortgage Securities Series 2005-AA7, Class 2A1
528,883	5.403	09/25/35	259,217
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
539,047	5.944	08/19/36	250,657
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
519,202	0.534	04/25/46	198,557
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
661,224	4.741	07/25/35	529,852
Lehman XS Trust Series 2007-4N, Class 3A2A
827,040	2.090	03/25/47	312,267
Luminent Mortgage Trust Series 2006-2, Class A1A
544,650	0.514	02/25/46	210,166
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
1,000,000	5.155	12/25/35	479,309
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1
515,455	2.340	01/25/46	231,872
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
941,903	6.540	11/25/37	262,122
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
829,784	2.840	08/25/47	313,044
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR10, Class 1A3
1,000,000	4.830	09/25/35	515,094
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
703,415	2.260	09/25/46	254,126

			3,816,283

Collateralized Mortgage Obligations – 8.8%
Interest Only(a)(b) – 0.0%
FNMA Series 2004-47, Class EI
352,741	0.000	06/25/34	3,552
FNMA Series 2004-62, Class DI
161,806	0.000	07/25/33	2,286

			5,838

Planned Amortization Class – 4.1%
FHLMC Series 2003-2719, Class GC
3,279,361	5.000	06/15/26	3,329,027

Regular Floater(a) – 2.1%
FHLMC Series 2007-3325, Class SX(c)
67,324	0.000	06/15/37	59,388

FNMA Series 2007-2, Class FM
769,971	0.564	02/25/37	750,017
FNMA Series 2007-20, Class FP
809,834	0.614	03/25/37	794,863
FNMA Series 2007-53, Class UF(c)
67,295	0.000	06/25/37	63,724

			1,667,992

Sequential Fixed Rate – 2.6%
Banc of America Funding Corp. Series 2007-8, Class 2A1
674,833	7.000	10/25/37	460,706
FHLMC Series 2007-3284, Class CA
638,086	5.000	10/15/21	666,796
FNMA Series 2007-36, Class AB
907,815	5.000	11/25/21	947,359

			2,074,861

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$7,077,718

Commercial Mortgage-Backed Security – 0.5%
Adjustable Rate Non-Agency(a) – 0.5%
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4
$500,000	5.903%	09/11/38	$427,088

Federal Agencies – 51.5%
FHLMC – 8.2%
$1,246,814	4.500%	12/01/18	$1,293,524
1,057,649	4.500	06/01/19	1,097,272
6,374	10.000	03/01/21	7,030
13,388	6.500	06/01/23	14,230
31,870	5.000	11/01/35	32,547
261,965	5.000	04/01/36	267,534
22,827	6.000	11/01/36	23,829
2,131	5.500	01/01/37	2,202
11,178	5.500	03/01/37	11,544
46,955	5.500	04/01/37	48,489
4,902	5.500	06/01/37	5,062
66,115	5.500	07/01/37	68,276
5,223	5.500	08/01/37	5,394
109,368	6.000	11/01/37	114,191
67,574	5.500	12/01/37	69,783
95,810	5.500	02/01/38	98,942
166,066	5.500	04/01/38	171,627
24,448	6.000	04/01/38	25,526
824,776	5.500	05/01/38	853,922
536,483	5.500	06/01/38	553,911
146,542	5.500	08/01/38	151,760
21,087	6.000	09/01/38	22,010
34,325	5.500	10/01/38	35,440
450,766	5.500	12/01/38	465,408
56,609	5.500	01/01/39	58,448
21,921	5.500	02/01/39	22,650
25,612	6.000	02/01/39	26,760
8,248	5.500	04/01/39	8,588
1,000,000	5.000	06/01/39	1,017,917

			6,573,816

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)

FNMA – 42.6%
$3,876	5.000%	02/01/14		$3,984
54,197	5.000	11/01/17		56,534
297,427	5.000	12/01/17		310,251
206,653	5.000	01/01/18		215,562
87,645	5.000	02/01/18		91,788
223,427	5.000	03/01/18		233,989
878,922	5.000	04/01/18		920,473
345,940	5.000	05/01/18		362,294
711,820	5.000	06/01/18		745,470
19,393	5.000	07/01/18		20,310
1,241,498	4.000	09/01/18		1,266,205
471,433	5.000	11/01/18		493,720
591,216	5.000	12/01/18		619,165
43,599	5.000	01/01/19		45,660
115,743	5.000	02/01/19		120,974
478,396	5.000	03/01/19		500,020
928,644	5.500	03/01/19		982,332
1,027,002	5.000	04/01/19		1,074,689
550,520	5.000	06/01/19		576,545
341,704	6.000	09/01/19		364,084
511,933	5.000	12/01/19		535,257
427,571	6.000	12/01/20		455,575
17,108	8.000	09/01/21		18,712
29,500	5.000	04/01/23		30,547
814,852	4.500	06/01/23		832,836
103,296	5.000	06/01/23		106,962
79	6.000	03/01/32		84
588,109	5.500	12/01/32		609,249
198,711	5.500	03/01/33		205,932
194,008	5.500	04/01/33		201,058
597,420	5.000	05/01/33		611,240
159,510	5.500	05/01/33		165,307
10,048	6.000	05/01/33		10,589
19,496	5.000	06/01/33		19,947
26,999	5.500	06/01/33		27,980
32,398	5.000	07/01/33		33,147
319,687	5.500	07/01/33		331,304
49,595	5.000	08/01/33		50,742
26,614	5.000	09/01/33		27,230
83,130	5.000	10/01/33		85,054
54,136	5.000	11/01/33		55,389
3,557	6.000	12/01/33		3,744
273,403	5.500	01/01/34		283,337
40,009	5.000	02/01/34		40,935
42,326	5.000	03/01/34		43,305
29,563	5.000	04/01/34		30,247
476,629	5.500	04/01/34		493,948
153,132	5.500	06/01/34		158,696
2,503	6.000	12/01/34		2,632
5,890	6.000	04/01/35		6,189
32,056	6.000	07/01/35		33,680
71,985	6.000	11/01/35		75,633
94,187	6.000	01/01/36		98,959
8,490	6.000	02/01/36		8,910
32,406	6.500	03/01/36		34,539
1,400,000	5.500	09/01/36		1,453,430
21,256	6.000	09/01/36		22,245

230,147	6.000	10/01/36		241,594
333,007	6.000	11/01/36		348,905
19,968	5.500	01/01/37		20,631
69,652	6.000	01/01/37		73,126
106,281	5.500	04/01/37		109,982
425,634	5.500	05/01/37		440,719
98,137	6.000	05/01/37		102,986
360,401	5.500	07/01/37		372,505
304,304	6.000	08/01/37		319,138
304,830	6.000	09/01/37		319,532
29,536	6.000	10/01/37		30,921
42,036	6.000	11/01/37		43,973
64,484	5.500	02/01/38		66,955
29,763	6.000	02/01/38		31,105
363,611	5.000	03/01/38		371,111
825,728	5.500	03/01/38		852,660
829,462	6.000	03/01/38		867,672
178,164	5.500	04/01/38		184,734
221,909	5.500	05/01/38		230,250
595,984	5.500	06/01/38		618,469
146,373	5.500	07/01/38		152,050
266,172	5.500	08/01/38		275,780
468,632	6.000	08/01/38		492,009
146,110	5.500	09/01/38		151,509
93,842	5.500	10/01/38		96,940
432,664	6.000	10/01/38		454,314
332,207	6.000	11/01/38		348,831
96,348	5.500	12/01/38		99,488
83,064	5.500	01/01/39		85,771
26,546	6.000	01/01/39		27,743
1,000,000	4.500	TBA-30yr	(d)	997,812
3,000,000	5.000	TBA-30yr	(d)	3,054,375
2,000,000	5.500	TBA-30yr	(d)	2,064,376
4,000,000	6.000	TBA-30yr	(d)	4,180,000

				34,336,585

GNMA – 0.7%
563,741	6.000	12/15/38		589,066

TOTAL FEDERAL AGENCIES				$41,499,467

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $59,354,460)				$55,619,232

Agency Debentures – 16.5%
FFCB
$500,000	5.400%	06/08/17		$545,844
FHLMC
1,400,000	2.050	03/09/11		1,411,421
800,000	2.000	03/16/11		806,520
1,500,000	5.125	11/17/17		1,648,104
3,500,000	1.750	07/27/11		3,512,444

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Agency Debentures – (continued)

FNMA
$1,500,000	2.050%	04/01/11	$1,509,717
1,000,000	1.700	04/29/11	1,001,076
500,000	2.500	05/15/14	491,377
400,000	5.000	05/11/17	436,583
1,200,000	4.600	06/05/18	1,229,261
Tennessee Valley Authority(f)
700,000	5.375	04/01/56	699,569

TOTAL AGENCY DEBENTURES
(Cost $13,113,520)			$13,291,916

Asset-Backed Securities – 0.9%
Credit Card – 0.6%
Chase Issuance Trust Series 2005-A11, Class A(a)
$500,000	0.389%	12/15/14	$477,954

Home Equity – 0.3%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
65,189	7.000	09/25/37	29,215
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
71,870	7.000	09/25/37	23,733
HFC Home Equity Loan Asset Backed Certificates Series 2007-3, Class APT(a)
333,327	1.515	11/20/36	218,413

			271,361

TOTAL ASSET-BACKED SECURITIES
(Cost $884,393)			$749,315

Government Guarantee Obligations(e) – 2.6%
Citigroup, Inc.(a)
$840,000	1.183%	12/09/10	$848,841
General Electric Capital Corp.
500,000	2.125	12/21/12	496,559
PNC Funding Corp.
750,000	2.300	06/22/12	756,108

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $2,096,174)			$2,101,508

U.S. Treasury Obligations – 8.4%
United States Treasury Bond
$200,000	4.250%	05/15/39	$197,938
United States Treasury Inflation Protected Securities
3,000,000	0.875	01/15/10	3,376,800
300,000	1.625	01/15/15	333,457
300,000	2.000	01/15/16	327,149
300,000	2.500	07/15/16	332,510
150,000	3.625	04/15/28	240,651
United States Treasury Principal-Only STRIPS(g)
1,800,000	0.000	08/15/20	1,122,696
300,000	0.000	08/15/26	139,114
800,000	0.000	11/15/26	367,032
800,000	0.000	11/15/27	350,072

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,674,102)			$6,787,419

Shares	Rate	Value

Investment Company(a) – 11.4%
JPMorgan U.S. Government Money Market Fund – Capital Shares
9,202,525	0.236%	$9,202,525
(Cost $9,202,525)

TOTAL INVESTMENTS – 108.9%
(Cost $91,325,174)		$87,751,915

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.9)%		(7,204,072)

NET ASSETS – 100.0%		$80,547,843

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(b)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with a zero coupon, and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $10,296,563, which represents approximately 12.8% of net assets as of June 30, 2009.

(e)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $2,101,508, which represents approximately 2.6% of net assets as of June 30, 2009.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corp.
FFCB	—	Federal Farm Credit Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Inter Bank Offered Rate
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2009, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain (Loss)

Eurodollars	3	December 2009	$743,213	$2,437
Eurodollars	5	September 2010	1,226,000	1,018
U.S. Treasury Bonds	15	September 2009	1,775,391	52,151
2 Year U.S. Treasury Notes	39	September 2009	8,432,531	(1,396)
5 Year U.S. Treasury Notes	54	September 2009	6,194,812	(26,416)
10 Year U.S. Treasury Notes	27	September 2009	3,139,172	33,085

TOTAL				$60,879

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 98.0%
Automobiles & Components – 1.1%
99,700	Gentex Corp.(a)	$1,156,520

Banks – 1.9%
134,700	People’s United Financial, Inc.	2,025,888

Capital Goods – 5.4%
21,100	Alliant Techsystems, Inc.*	1,737,796
28,500	Kennametal, Inc.	546,630
13,900	Precision Castparts Corp.	1,015,117
18,990	Rockwell Automation, Inc.	609,959
16,800	Roper Industries, Inc.	761,208
13,500	W.W. Grainger, Inc.	1,105,380

		5,776,090

Commercial & Professional Services – 2.0%
72,900	Iron Mountain, Inc.*(a)	2,095,875

Consumer Durables & Apparel – 4.4%
87,600	Coach, Inc.	2,354,688
40,510	Fortune Brands, Inc.	1,407,317
94,100	Newell Rubbermaid, Inc.	979,581

		4,741,586

Consumer Services – 3.0%
58,621	Marriott International, Inc. Class A(a)	1,293,758
66,300	Pinnacle Entertainment, Inc.*	615,927
59,800	Starwood Hotels & Resorts Worldwide, Inc.	1,327,560

		3,237,245

Diversified Financials – 3.8%
2,500	CME Group, Inc.	777,775
4,600	IntercontinentalExchange, Inc.*	525,504
30,900	Northern Trust Corp.	1,658,712
61,400	Raymond James Financial, Inc.(a)	1,056,694

		4,018,685

Energy – 9.0%
85,900	Cameron International Corp.*	2,430,970
43,600	Continental Resources, Inc.*(a)	1,209,900
14,700	Core Laboratories NV(a)	1,281,105
39,900	Dresser-Rand Group, Inc.*	1,041,390
12,700	Hess Corp.	682,625
95,500	Rex Energy Corp.*	544,350
44,620	Weatherford International Ltd.*	872,767
43,700	Whiting Petroleum Corp.*(a)	1,536,492

		9,599,599

Food, Beverage & Tobacco – 1.3%
45,600	Hansen Natural Corp.*	1,405,392

Health Care Equipment & Services – 11.4%
31,305	C. R. Bard, Inc.	2,330,657
25,500	Express Scripts, Inc.*	1,753,125
38,900	Henry Schein, Inc.*	1,865,255
6,900	Laboratory Corp. of America Holdings*	467,751
36,200	NuVasive, Inc.*(a)	1,614,520

56,900	St. Jude Medical, Inc.*	2,338,590
43,500	Zimmer Holdings, Inc.*	1,853,100

		12,222,998

Household & Personal Products – 5.2%
68,300	Avon Products, Inc.	1,760,774
33,800	Chattem, Inc.*	2,301,780
27,600	Energizer Holdings, Inc.*	1,441,824

		5,504,378

Materials – 1.6%
44,200	Ecolab, Inc.	1,723,358

Media – 0.9%
366,600	Entravision Communications Corp. Class A*	175,968
49,100	Lamar Advertising Co. Class A*(a)	749,757

		925,725

Pharmaceuticals, Biotechnology & Life Sciences – 8.9%
132,800	Amylin Pharmaceuticals, Inc.*	1,792,800
85,290	Charles River Laboratories International, Inc.*	2,878,538
28,000	Covance, Inc.*	1,377,600
15,500	Millipore Corp.*	1,088,255
31,400	Shire PLC ADR	1,302,472
25,720	Thermo Fisher Scientific, Inc.*	1,048,604

		9,488,269

Real Estate – 2.1%
244,100	CB Richard Ellis Group, Inc. Class A*	2,284,776

Retailing – 10.6%
15,500	Bed Bath & Beyond, Inc.*	476,625
62,000	Dick’s Sporting Goods, Inc.*	1,066,400
46,700	GameStop Corp. Class A*	1,027,867
43,931	Netflix, Inc.*(a)	1,816,108
115,900	PetSmart, Inc.	2,487,214
3,600	Priceline.com, Inc.*	401,580
81,600	Staples, Inc.	1,645,872
30,400	Tiffany & Co.	770,944
75,300	Urban Outfitters, Inc.*	1,571,511

		11,264,121

Semiconductors & Semiconductor Equipment – 3.8%
74,800	Broadcom Corp. Class A*	1,854,292
64,100	FormFactor, Inc.*	1,105,084
46,000	Linear Technology Corp.	1,074,100

		4,033,476

Software & Services – 12.7%
188,932	Activision Blizzard, Inc.*	2,386,211
78,220	Cognizant Technology Solutions Corp. Class A*	2,088,474
52,300	Electronic Arts, Inc.*	1,135,956
42,000	Equinix, Inc.*(a)	3,055,080
65,300	Global Payments, Inc.	2,446,138

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)

14,200	Salesforce.com, Inc.*(a)	$542,014
115,100	Western Union Co.	1,887,640

		13,541,513

Technology Hardware & Equipment – 3.8%
66,720	Amphenol Corp. Class A	2,111,021
88,200	FLIR Systems, Inc.*(a)	1,989,792

		4,100,813

Telecommunication Services – 5.1%
75,700	American Tower Corp. Class A*	2,386,821
55,200	Crown Castle International Corp.*	1,325,904
167,700	tw telecom, inc.*	1,722,279

		5,435,004

TOTAL COMMON STOCKS
(Cost $118,994,351)		$104,581,311

Shares	Rate	Value

Investment Company(b) – 1.9%
JPMorgan U.S. Government Money Market Fund – Capital Shares
2,038,434	0.236%	$2,038,434
(Cost $2,038,434)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $121,032,785)		$106,619,745

Securities Lending Reinvestment Vehicle(b)(c) – 13.5%
Boston Global Investment Trust – Enhanced Portfolio
14,407,184	0.267%	$14,363,963
(Cost $14,321,055)

TOTAL INVESTMENTS – 113.4%
(Cost $135,353,840)		$120,983,708

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.4)%		(14,320,379)

NET ASSETS – 100.0%		$106,663,329

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviation:
ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

June 30, 2009 (Unaudited)

				Growth
	Core Fixed	Equity Index	Government	Opportunities
	Income Fund	Fund	Income Fund	Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $207,308,982, $201,796,842, $91,325,174 and $121,032,785, respectively)(a)	$181,894,968	$174,754,940	$87,751,915	$106,619,745
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $0, $0, $0 and $14,321,055, respectively)	—	—	—	14,363,963
Cash	401,734	174,754	—	—
Foreign currencies, at value (identified cost $877, $0, $0, and $0, respectively)	885	—	—	—
Receivables:
Investment securities sold	21,478,791	147,252	9,914,733	741,620
Interest and dividends, at value	1,146,633	241,040	289,626	29,857
Forward foreign currency exchange contracts, at value	56,931	—	—	—
Fund shares sold	41,537	48,863	10,014	25,630
Reimbursement from adviser	9,076	7,074	5,112	5,155
Due from custodian	—	—	745,617	—
Securities lending income	—	—	—	6,034
Other assets	1,110	1,017	741	661

Total assets	205,031,665	175,374,940	98,717,758	121,792,665

Liabilities:

Due to custodian	—	—	734,594	—
Payables:
Investment securities purchased	28,755,046	296,276	17,035,295	400,044
Amounts owed to affiliates	95,200	83,513	54,129	104,726
Forward foreign currency exchange contracts, at value	86,599	—	—	—
Fund shares redeemed	23,741	78,202	282,473	78,329
Due to broker — variation margin, at value	23,625	19,665	18,243	—
Payable upon return of securities loaned	—	—	—	14,504,699
Accrued expenses	52,834	99,034	45,181	41,538

Total liabilities	29,037,045	576,690	18,169,915	15,129,336

Net Assets:

Paid-in capital	209,038,141	259,720,914	83,524,659	142,353,507
Accumulated undistributed (distributions in excess of) net investment income (loss)	(98,173)	2,150,756	(63,697)	(89,111)
Accumulated net realized gain (loss) from investment, futures and foreign currency related transactions	(7,603,600)	(59,921,242)	599,261	(21,230,935)
Net unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(25,341,748)	(27,152,178)	(3,512,380)	(14,370,132)

NET ASSETS	$175,994,620	$174,798,250	$80,547,843	$106,663,329

Total Service Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):	19,556,512	25,566,131	7,938,129	24,439,636
Net asset value, offering and redemption price per share	$9.00	$6.84	$10.15	$4.36

(a)	Includes loaned securities having a market value of $14,225,747 for the Growth Opportunities Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

				Growth
	Core Fixed	Equity Index	Government	Opportunities
	Income Fund	Fund	Income Fund	Fund

Investment income:
Interest	$4,732,473	$—	$1,740,731	$—
Dividends(a)	7,540	2,260,538	10,798	305,530
Securities lending income — affiliated issuer	—	—	—	73,653

Total investment income	4,740,013	2,260,538	1,751,529	379,183

Expenses:
Management fees	346,233	251,578	224,573	477,656
Distribution and Service fees	216,396	209,648	103,969	119,414
Professional fees	44,052	41,292	41,052	40,867
Custody and accounting fees	20,071	6,172	19,187	7,345
Printing fees	17,326	16,843	12,854	13,317
Transfer Agent fees	17,310	16,770	8,317	9,552
Trustee fees	8,460	8,460	8,460	8,460
Other	6,276	50,709	1,340	5,279

Total expenses	676,124	601,472	419,752	681,890

Less — expense reductions	(93,718)	(71,050)	(81,589)	(116,401)

Net expenses	582,406	530,422	338,163	565,489

NET INVESTMENT INCOME (LOSS)	4,157,607	1,730,116	1,413,366	(186,306)

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:
Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(2,322,622)	(2,624,058)	665,218	(15,079,017)
Securities lending reinvestment vehicle transactions — affiliated issuer	—	—	—	110,192
Futures transactions	718,881	62,111	559,570	—
Foreign currency related transactions	50,712	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	7,036,230	5,355,241	(91,885)	35,167,010
Securities lending reinvestment vehicle — affiliated issuer	—	—	—	19,719
Futures	(1,058,272)	(212,970)	(744,967)	—
Translation of assets and liabilities denominated in foreign currencies	33,453	—	—	—

Net realized and unrealized gain from investment, futures and foreign currency related transactions	4,458,382	2,580,324	387,936	20,217,904

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,615,989	$4,310,440	$1,801,302	$20,031,598

(a)	For the Growth Opportunities Fund, foreign taxes withheld on dividends were $598.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the
	Six Months Ended	For the Fiscal
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008

From operations:
Net investment income (loss)	$4,157,607	$11,251,844
Net realized gain (loss) from investment, futures and foreign currency related transactions	(1,553,029)	34,753
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	6,011,411	(31,893,306)

Net increase (decrease) in net assets resulting from operations	8,615,989	(20,606,709)

Distributions to shareholders:
From net investment income	(5,060,801)	(11,427,285)
From net realized gains	—	—

Total distributions to shareholders	(5,060,801)	(11,427,285)

From share transactions:
Proceeds from sales of shares	7,988,776	6,089,374
Reinvestments of distributions	5,060,801	11,427,285
Cost of shares redeemed	(23,587,872)	(66,893,631)

Net increase (decrease) in net assets resulting from share transactions	(10,538,295)	(49,376,972)

TOTAL INCREASE (DECREASE)	(6,983,107)	(81,410,966)

Net assets:
Beginning of period	182,977,727	264,388,693

End of period	$175,994,620	$182,977,727

Accumulated undistributed (distributions in excess of) net investment income	$(98,173)	$805,021

Summary of share transactions:
Shares sold	900,956	621,878
Shares issued on reinvestment of distributions	575,818	1,216,339
Shares redeemed	(2,683,523)	(7,184,850)

NET INCREASE (DECREASE)	(1,206,749)	(5,346,633)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Equity Index Fund		Government Income Fund		Growth Opportunities Fund
For the		For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended
(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008

$1,730,116	$5,018,591	$1,413,366	$3,725,651	$(186,306)	$(496,212)
(2,561,947)	3,965,893	1,224,788	2,710,769	(14,968,825)	(4,819,017)
5,142,271	(131,012,113)	(836,852)	(3,937,247)	35,186,729	(65,335,820)

4,310,440	(122,027,629)	1,801,302	2,499,173	20,031,598	(70,651,049)

—	(4,660,811)	(1,716,750)	(3,988,324)	—	—
—	(8,990,210)	—	—	—	(2,928,225)

—	(13,651,021)	(1,716,750)	(3,988,324)	—	(2,928,225)

2,816,427	3,151,118	5,546,753	23,059,430	1,852,591	1,899,160
—	13,651,021	1,716,750	3,988,324	—	2,928,225
(19,712,078)	(58,028,078)	(13,850,233)	(24,486,231)	(10,457,756)	(36,156,952)

(16,895,651)	(41,225,939)	(6,586,730)	2,561,523	(8,605,165)	(31,329,567)

(12,585,211)	(176,904,589)	(6,502,178)	1,072,372	11,426,433	(104,908,841)

187,383,461	364,288,050	87,050,021	85,977,649	95,236,896	200,145,737

$174,798,250	$187,383,461	$80,547,843	$87,050,021	$106,663,329	$95,236,896

$2,150,756	$420,640	$(63,697)	$239,687	$(89,111)	$97,195

442,076	413,869	547,454	2,254,712	462,505	479,778
—	2,163,395	169,434	395,078	—	879,347
(3,205,521)	(6,144,617)	(1,364,416)	(2,435,845)	(2,860,255)	(6,819,813)

(2,763,445)	(3,567,353)	(647,528)	213,945	(2,397,750)	(5,460,688)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from															Ratios assuming no
		investment operations					Distributions to shareholders										expense reductions
				Net											Ratio of		Ratio of
	Net asset			realized				From		Net asset		Net assets,	Ratio of		net investment		total
	value,	Net		and		Total from	From net	net		value,		end of	net expenses		income		expenses		Portfolio
	beginning	investment		unrealized		investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
	of period	income		gain (loss)		operations	income	gains	distributions	period	return(a)	(in 000s)	net assets		net assets		net assets		rate(b)

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2009	$8.81	$0.21	(c)	$0.24		$0.45	$(0.26)	$—	$(0.26)	$9.00	5.21%	$175,995	0.67	%(d)	4.80	%(d)(e)	0.78	%(d)	70%

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008	10.13	0.47	(c)	(1.31)		(0.84)	(0.48)	—	(0.48)	8.81	(8.56)	182,978	0.67		4.92	(e)	0.77		140

2007	9.94	0.48	(c)	0.17		0.65	(0.46)	—	(0.46)	10.13	6.81	264,389	0.54	(f)	4.82	(e)(f)	0.76	(f)	123

2006(g)	9.98	0.44	(c)	(0.03	)(h)	0.41	(0.45)	—	(0.45)	9.94	4.23 (i)	285,768	0.54		4.49	(e)	0.78		265

2005(g)	10.29	0.42	(j)	(0.24)		0.18	(0.49)	—	(0.49)	9.98	1.84	332,861	0.64		4.05		0.64		110

2004(g)	10.58	0.41	(j)	—		0.41	(0.56)	(0.14)	(0.70)	10.29	3.98	402,219	0.64		3.78		0.64		113

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Core Fixed Income Fund first began operations as the Allmerica Select Investment Grade Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 259%, 92%, 105% and 61% for the years ended December 31, 2006, 2007 and 2008, respectively, and for the six months ended June 30, 2009. Prior year ratios include the effect of mortgage dollar roll transactions.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.
(e)	Ratio of net investment income assuming no expense reductions is 4.25%, 4.58%(f) and 4.82% for the fiscal years ended December 31, 2006, 2007 and 2008, respectively, and 4.69%(d) for the six months ended June 30, 2009.
(f)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.02% of average net assets.
(g)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Core Fixed Income Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(h)	Reflects an increase of $0.04 due to payments received for class action settlements received this year.
(i)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payment, the total return would have been 3.81%.
(j)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from														Ratios assuming no
		investment operations				Distributions to shareholders										expense reductions
				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		net investment		total
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		income		expenses		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
	of period	income		gain (loss)	operations	income	gains	distributions	period	return(a)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2009	$6.61	$0.06	(b)	$0.17	$0.23	$—	$—	$—	$6.84	3.32%	$174,798	0.63	%(c)	2.06	%(c)(d)	0.72	%(c)	2%

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008	11.42	0.17	(b)	(4.46)	(4.29)	(0.18)	(0.34)	(0.52)	6.61	(37.18)	187,383	0.60		1.81	(d)	0.69		4

2007	11.04	0.18	(b)	0.41	0.59	(0.21)	—	(0.21)	11.42	5.32	364,288	0.41	(e)	1.57	(d)(e)	0.68	(e)	8

2006(f)	9.71	0.16	(b)	1.34	1.50	(0.17)	—	(0.17)	11.04	15.49 (g)	438,471	0.41		1.53	(d)	0.67		4

2005(f)	9.43	0.13	(h)(i)	0.28	0.41	(0.13)	—	(0.13)	9.71	4.38	489,587	0.52		1.35		0.52		7

2004(f)(j)	8.69	0.14	(h)	0.74	0.88	(0.14)	—	(0.14)	9.43	10.32	595,037	0.50		1.53		0.52		4

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Equity Index Fund first began operations as the Allmerica Equity Index Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Ratio of net investment income assuming no expense reductions is 1.27%, 1.30%(e) and 1.72% for the years ended December 31, 2006, 2007 and 2008, respectively, and 1.97%(c)for the six months ended June 30, 2009.
(e)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.02% of average net assets.
(f)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Equity Index Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(g)	Total return reflects the impact of a payment from previous investment manager of a merged fund to compensate for possible adverse effects of trading activity of certain contract holders of the merged fund prior to January 9, 2006 received this year. Excluding such payments, the total return would have been 15.39%.
(h)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.
(i)	Investment income per share reflects a special dividend of $0.028 for the Predecessor AIT Fund.
(j)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from														Ratios assuming no
		investment operations				Distributions to shareholders										expense reductions
				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		net investment		total
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		income		expenses		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
	of period	income		gain (loss)	operations	income	gains	distributions	period	return(a)	(in 000s)	net assets		net assets		net assets		rate(b)

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2009	$10.14	$0.17	(c)	$0.05	$0.22	$(0.21)	$—	$(0.21)	$10.15	2.20%	$80,548	0.81	%(d)	3.40	%(d)(e)	1.01	%(d)	118%

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008	10.27	0.42	(c)	(0.11)	0.31	(0.44)	—	(0.44)	10.14	3.14	87,050	0.81		4.12	(e)	1.04		244

2007	9.96	0.42	(c)	0.29	0.71	(0.40)	—	(0.40)	10.27	7.34	85,978	0.67	(f)	4.19	(e)(f)	1.03	(f)	217

2006(g)	9.98	0.39	(c)	0.01	0.40	(0.42)	—	(0.42)	9.96	4.05	87,063	0.68		3.96	(e)	1.02		523

2005(g)	10.19	0.32	(h)	(0.16)	0.16	(0.37)	—	(0.37)	9.98	1.55	102,769	0.74		3.18		0.74		44

2004(g)	10.39	0.28	(h)	(0.07)	0.21	(0.39)	(0.02)	(0.41)	10.19	2.12	128,860	0.73		3.02		0.73		77

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Government Income Fund first began operations as the Allmerica Government Bond Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 447%, 146%, 184% and 92% for the years ended December 31, 2006, 2007 and 2008, respectively, and for the six months ended June 30, 2009. Prior year ratios include the effect of mortgage dollar roll transactions.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.
(e)	Ratio of net investment income assuming no expense reductions is 3.62%, 3.82%(f) and 3.89% for the years ended December 31, 2006, 2007 and 2008, respectively, and 3.20%(d) for the six months ended June 30, 2009.
(f)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.03% of average net assets.
(g)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Government Income Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(h)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from												Ratios assuming no
		investment operations												expense reductions
				Net		Distributions to						Ratio of		Ratio of
	Net asset			realized		shareholders	Net asset		Net assets,	Ratio of		net investment		total
	value,	Net		and	Total from	from net	value,		end of	net expenses		loss		expenses		Portfolio
	beginning	investment		unrealized	investment	realized	end of	Total	period	to average		to average		to average		turnover
	of period	loss		gain (loss)	operations	gains	period	return(a)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2009	$3.55	$(0.01	)(b)	$0.82	$0.81	$—	$4.36	22.82%	$106,663	1.18	%(c)	(0.39	)%(c)(d)	1.43	%(c)	38%

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008	6.20	(0.02	)(b)	(2.52)	(2.54)	(0.11)	3.55	(40.72)	95,237	1.18		(0.32	)(d)	1.37		78

2007	6.07	(0.03	)(b)	1.22	1.19	(1.06)	6.20	19.37	200,146	1.14	(e)	(0.48	)(d)(e)	1.38	(e)	73

2006(f)	9.69	(0.06	)(b)	0.68	0.62	(4.24)	6.07	5.74	215,251	1.15		(0.60	)(d)	1.37		82

2005(f)	10.90	(0.05	)(g)(h)	1.54	1.49	(2.70)	9.69	14.68	273,823	1.15		(0.50)		1.15		27

2004(f)(i)	10.13	(0.07	)(g)	1.78	1.71	(0.94)	10.90	18.62	299,355	1.14		(0.70)		1.15		38

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Growth Opportunities Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Ratio of net investment loss assuming no expense reductions is (0.82)%, (0.73)%(e) and (0.51)% for the years ended December 31, 2006, 2007 and 2008, respectively, and (0.64%)(c)for the six months ended June 30, 2009.
(e)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.02% of average net assets.
(f)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Growth Opportunities Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(g)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.
(h)	Investment income per share reflects a special dividend of $0.005 for the Predecessor AIT Fund.
(i)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements
June 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively, the “Funds” or individually a “Fund”). The Funds are diversified portfolios under the Act offering one class of shares — Service Shares.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the board of trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds, which are subject to such taxes. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Capital Gains
	Income Distributions	Distributions
Fund	Declared and Paid	Declared and Paid

Core Fixed Income and Government Income	Quarterly	Annually

Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination by tax authorities.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income securities are segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Mortgage-Backed and Asset-Backed Securities — The Core Fixed Income, Government Income and Growth Opportunities Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s, typically monthly, are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statements of Operations.

G. Mortgage Dollar Rolls — The Core Fixed Income and Government Income Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other party.

H. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (To Be Announced) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized but not yet issued in the market. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

I. Treasury Inflation-Protected Securities — The Core Fixed Income and Government Income Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

J. Derivatives — The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Forward Foreign Currency Exchange Contracts — The Core Fixed Income Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are “marked-to-market” daily at the applicable forward rate and any resulting unrealized gains or losses are recorded by the Fund. The Fund records realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

related and offsetting transactions are considered. The Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts.

Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

On June 30, 2009, the Funds adopted Statement of Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”) which requires enhanced disclosures about the Core Fixed Income Fund’s derivatives and hedging activities. The following table sets forth the fair value of the Fund’s derivative contracts by certain risk types as of June 30, 2009. Fair values in the table below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

	As of June 30, 2009
	Balance Sheet	Derivative	Number of	Balance Sheet	Derivative	Number of
Derivative contracts for trading activities	Location	Assets	Contracts	Location	Liabilities	Contracts

Interest rates	Receivables, Net Assets — Unrealized gain	$195,611	157	Payables, Net Assets — Unrealized loss	$(94,087)	173
Currencies	Receivables	56,931	25	Payables	(86,599)	30

Gross fair value of derivative contracts		$252,542	182		$(180,686)	203

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table sets forth by certain risk types the Fund’s gains (losses) related to derivative activities for the six months ended June 30, 2009 in accordance with FAS No. 161. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset gains or losses attributable to securities. These gains (losses) are included in “Net realized or net change in unrealized gain (loss)” in the Statements of Operations:

	Six Months Ended June 30, 2009
	Location of Gain		Change in
	(Loss) on Derivatives	Realized	Unrealized
	Recognized in Income	Gains	Gains (Losses)

Interest rates	Net realized gain from futures transactions/change in unrealized loss on futures	$718,881	$(1,058,272)
Currencies	Net realized gain from foreign currency related transactions/change in unrealized gain on translation of assets and liabilities denominated in foreign currencies	34,764	32,597

Total		$753,645	$(1,025,675)

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Funds’ average daily net assets.
For the six months ended June 30, 2009, contractual management fees with GSAM were at the following rates:

	Contractual Management Rates
	Up to	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%

Government Income	0.54	0.49	0.47	0.46	0.45	0.54

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00

The Agreement for the Equity Index Fund provides for a management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. If the Fund’s average daily net assets are between $300 million and $400 million, 0.05% of the management fee will be waived on a voluntary basis. If the Fund’s average daily net assets exceed $400 million, 0.10% of the management fee will be waived on a voluntary basis. These waivers may be modified or terminated at any time without shareholder approval. The effective management fee was 0.30% for the six months ended June 30, 2009.
As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) who serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, computed daily and payable monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the six months ended June 30, 2009.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Funds, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Service Shares. For the Growth Opportunities Fund, Goldman Sachs has voluntarily agreed to waive distribution and service fees so as not to exceed 0.16% of average daily net assets of the Fund. The waiver may be modified or terminated at any time at the option of Goldman Sachs.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets of the Funds.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior period expense reimbursements, if any. The Other Expenses limitations for the Core Fixed Income, Equity Index, Government Income and Growth Opportunities Funds as an annual percentage rate of average daily net assets are 0.004%, 0.064%, 0.004% and 0.004%, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses.
For the six months ended June 30, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Distribution and	Transfer
	Service Fee	Agent Fee		Other Expense	Total Expense
Fund	Waiver	Credit		Reimbursement	Reductions

Core Fixed Income	$—	$1		$93	$94

Equity Index	—	1		70	71

Government Income	—	1		81	82

Growth Opportunities	43	—	(a)	73	116

(a)	Amount rounds to less than $500.

As of June 30, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution and	Transfer
Fund	Management Fees	Service Fees	Agent Fees	Total

Core Fixed Income	$57	$35	$3	$95

Equity Index	44	37	3	84

Government Income	36	17	1	54

Growth Opportunities	89	14	2	105

E. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. AGREEMENTS (continued)

temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

VIT Core Fixed Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Bonds	$—	$32,726,866	$—
Foreign Debt Obligations	—	16,054,167	—
U.S. Treasuries and Other U.S. Government Obligations and Agencies	6,248,219	5,853,213	—
Mortgage-Backed Obligations
Commercial Mortgage-Backed Securities	—	9,269,838	—
Other Mortgage-Backed Obligations	—	102,182,920	—
Other	—	864,824	—
Preferred Stock	—	387,125	—
Short-term Investments	8,307,796	—	—
Derivatives	195,611	56,931	—

Total	$14,751,626	$167,395,884	$—

Liabilities
Derivatives	$94,087	$86,599	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

VIT Equity Index	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$172,161,594	$—	$—
Short-term Investments	2,593,346	—	—

Total	$174,754,940	$—	$—

Liabilities
Derivatives	$(110,276)	$—	$—

VIT Government Income	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasuries and Other U.S. Government Obligations and Agencies	$6,787,419	$15,393,424	$—
Mortgage-Backed Obligations
Commercial Mortgage-Backed Security	—	427,088	—
Other Mortgage-Backed Obligations	—	55,192,144	—
Other	—	749,315	—
Short-term Investments	9,202,525	—	—
Derivatives	88,691	—	—

Total	$16,078,635	$71,761,971	$—

Liabilities
Derivatives	$(27,812)	$—	$—

VIT Growth Opportunities	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$104,581,311	$—	$—
Short-term Investments	2,038,434	14,363,963	—

Total	$106,619,745	$14,363,963	$—

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent and the collateral not be sufficient to cover the cost of repurchasing securities on loan.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2009, are reported under Investment Income on the Statement of Operations. A portion of this amount, $18,561, represents compensation earned by the Growth Opportunities Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2009, GSAL earned $8,131 in fees as securities lending agent for the Growth Opportunities Fund. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2009 was $2,258,934 for the Growth Opportunities Fund.
The following table provides information about Fund’s investment in the Enhanced Portfolio for the six months ended June 30, 2009 (in thousands):

	Number of			Number of
	Shares Held	Shares	Shares	Shares Held	Value at
Fund	Beginning of Period	Bought	Sold	End of Period	End of Period

Growth Opportunities	11,271	65,951	(62,815)	14,407	$14,364

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2009, were as follows:

				Sales and
		Purchases	Sales and	Maturities
	Purchases of	(Excluding	Maturities of	(Excluding
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
	and Agency	and Agency	and Agency	and Agency
Fund	Obligations	Obligations)	Obligations	Obligations)

Core Fixed Income	$96,894,211	$25,446,656	$115,040,384	$26,582,797

Equity Index	—	3,460,191	—	18,407,850

Government Income	90,437,299	9,149,258	98,310,250	10,132,223

Growth Opportunities	—	35,936,493	—	46,129,265

For the six months ended June 30, 2009, Goldman Sachs earned approximately $1,000 and $100 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Core Fixed Income and Government Income Funds, respectively. Goldman Sachs did not earn any brokerage commissions with respect to the Equity Index and Growth Opportunities Funds.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2008, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Core Fixed		Government	Growth
	Income	Equity Index	Income	Opportunities

Capital loss carryforward:(1)
Expiring 2009	$—	$(13,380,657)	$—	$—
Expiring 2010	—	(13,380,657)	—	—
Expiring 2011	—	(8,097,717)	—	—
Expiring 2012	—	(2,961,297)	—	—
Expiring 2014	(4,814,270)	—	—	—

Total capital loss carryforward	$(4,814,270)	$(37,820,328)	$—	$—

Timing differences (from post-October losses, straddles and deferred distributions from REITs)	$(60,994)	$(944,837)	$(173,286)	$(3,159,993)

(1)	Expiration occurs on December 31 of the year indicated. Due to fund reorganizations, utilization of the Equity Index Fund’s losses may be substantially limited under the Code.

At June 30, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Tax cost	$207,336,399	$220,237,913	$91,326,205	$138,358,762

Gross unrealized gain	3,722,529	27,721,419	1,839,104	6,279,452
Gross unrealized loss	(29,163,960)	(73,204,392)	(5,413,394)	(23,654,506)

Net unrealized security loss	$(25,441,431)	$(45,482,973)	$(3,574,290)	$(17,375,054)

The difference between book-basis and tax-basis unrealized losses is attributable primarily to wash sales recognized for tax purposes, tax treatment of partnership investments, return of capital distributions from underlying fund investments and section 1256 Futures and Forwards Contracts as of the most recent fiscal year end.

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these participating insurance companies or accounts in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities, which may increase the Funds’ brokerage costs.

9. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

9. OTHER MATTERS (continued)

The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

New Accounting Pronouncement — In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through August 14, 2009, the date that the financial statements were issued.

10. SUBSEQUENT EVENT

Effective July 1, 2009, GSAM has voluntarily agreed to waive a portion of its management fees for the Equity Index Fund in order to achieve the following annual rates after waivers:

Management Rate
	Over 300 million -
$0 - $300 million	$400 million	Over $400 million

0.27%	0.24%	0.20%

In addition, effective July 1, 2009, GSAM will reduce the “Other Expenses” limitation from 0.064% to 0.004% of average daily net assets for the Equity Index Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Core Fixed Income, Goldman Sachs Government Income, Goldman Sachs Growth Opportunities and Goldman Sachs Equity Index Funds (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”) that commenced investment operations on January 9, 2006. The Funds are accounting successors to investment portfolios of Allmerica Investment Trust, which were reorganized into the Funds. The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”, and together with the Management Agreement, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Adviser”) on behalf of the Equity Index Fund.
The Agreements were most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the voluntary undertakings of the Investment Adviser and the Funds’ affiliated distributor to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the applicable Funds under the Management Agreement; (f) the relative expense levels of the Funds as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers; (g) information relating to the profitability of the Management Agreements and the transfer agency arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds; (j) capacity issues relating to the securities in which the Funds invest; (k) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (m) the current pricing of services provided by, and the profitability of, the Funds’ transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and (n) the nature and quality of the services provided to the Funds by their unaffiliated service providers (including the Equity Income Fund’s Sub-Adviser) and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount were likely to affect the quality of the services provided to the Funds; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending (in the case of the Growth Opportunities and Equity Index Funds (the “Equity Funds”)), portfolio brokerage (in the case of the Equity Funds), distribution and other services; (h) the terms of the Agreements and agreements with other service providers entered into by the Trust on behalf of the Funds; (i) the administrative services provided under the Management

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (j) an update on the Investment Adviser’s soft dollars practices (in the case of the Equity Funds) and other portfolio trading related issues; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Funds’ distribution plan; (n) an annual review of the effectiveness of the Funds’ compliance program; and (o) with respect to the Equity Index Fund, the difference between the Investment Adviser’s management fee and the Sub-Adviser’s sub-advisory fee for the Fund and the services provided by the Investment Adviser to that Fund. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and any breakpoints in the fee rates payable by each Fund under the applicable Agreements.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, share purchase and redemption activity, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive session with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Agreements as they applied to each Fund.
In evaluating the Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Funds and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-year period ended December 31, 2008. The Independent Trustees also compared the performance of the Core Fixed Income and Growth Opportunities Funds to that of the Investment Adviser’s institutional composites of the performance of other accounts having similar investment objectives and policies. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. In connection with the performance of the Core Fixed Income Fund, the Trustees noted that the Fund’s recent performance challenges were attributable in large part to investments in certain asset classes, such as non-agency mortgage-backed securities or corporate debt issued by financial services companies, that performed poorly in 2008 due to investor aversion to risk and resulting market illiquidity, which depressed the prices of these securities. The Trustees recognized that the market events of 2008 were in many respects unprecedented, and that there was potential for the Fund to recover some of the unrealized losses on certain portfolio holdings in the future. The Trustees concluded that the Investment Adviser’s continued management likely would benefit this Fund and its shareholders. The Trustees also concluded that the Government Income, Growth Opportunities and Equity Index Funds each had provided investment performance within a competitive range for long-term investors, and that the Investment Adviser’s continued management would benefit each of those Funds and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement and payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and (as applicable) breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a three-year history comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees paid by the Equity Index Fund, as well as Goldman Sachs’ (the Funds’ distributor) voluntary undertaking to waive a portion of the distribution and service fees paid by the Growth Opportunities Fund’s Service Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Growth Opportunities, Core Fixed Income and Government Income Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Core	Government	Growth
	Fixed Income	Income	Opportunities
	Fund	Fund	Fund

First $1 billion	0.40%	0.54%	1.00%
Next $1 billion	0.36	0.49	1.00
Next $3 billion	0.34	0.47	0.90
Next $3 billion	0.33	0.46	0.86
Over $8 billion	0.32	0.45	0.84

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the voluntary undertakings of the Investment Adviser and Goldman Sachs to limit fees and “other expenses” of the Funds to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.
With respect to the Equity Index Fund, the Independent Trustees reviewed information regarding potential economies of scale in managing the Fund, and whether the Fund and its shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rate charged by the Investment Adviser (which does not include fee breakpoints) with fee rates charged by other, unaffiliated investment managers to other variable annuity index funds. The Trustees noted that the fees actually paid by the Fund were reduced by the Investment Adviser’s voluntary undertakings to limit management fees and certain “other expenses” to certain amounts.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also considered and approved the following breakpoints in the contractual fee rate in the Sub-Advisory Agreement:

Equity Index Fund
(Sub-Advisory Fee)

First $50 million	0.03%
Next $200 million	0.02
Next $750 million	0.01
Over $1 billion	0.008

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage (in the case of the Equity Funds) and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Equity Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent for the Equity Funds (and fees earned by the Investment Adviser for managing the portfolio in which the cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels.

Approval of Sub-Advisory Agreement
The Trustees concluded that the Sub-Advisory Agreement with respect to the Equity Index Fund should be continued and approved. In reaching this determination, the Trustees relied on information provided by the Investment Adviser and the Sub-Adviser. The Trustees noted that the Fund had commenced operations in January 2006, and reviewed the Fund’s operations and investment performance since that time. The Trustees reviewed the respective services provided to the Fund by the Investment Adviser under its Management Agreement and by the Sub-Adviser under its Sub-Advisory Agreement. The Trustees noted that the compensation paid to the Sub-Adviser was paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser did not increase the fees incurred by the Fund for advisory services or decrease the overall responsibility of the Investment Adviser for the management of the Fund. The Trustees also considered Sub-Adviser’s experience in index investing and its compliance policies and procedures and code of ethics. After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2010.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended June 30, 2009 (Unaudited)

As a shareholder of the Service Shares of the Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund			Equity Index Fund			Government Income Fund			Growth Opportunities Fund
			Expenses			Expenses			Expenses			Expenses
			Paid for the			Paid for the			Paid for the			Paid for the
	Beginning	Ending	6 Months	Beginning	Ending	6 Months	Beginning	Ending	6 Months	Beginning	Ending	6 Months
	Account value	Account Value	Ended	Account value	Account Value	Ended	Account value	Account Value	Ended	Account value	Account Value	Ended
	1/01/09	6/30/09	6/30/09*	1/01/09	6/30/09	6/30/09*	1/01/09	6/30/09	6/30/09*	1/01/09	6/30/09	6/30/09*
Actual	$1,000	$1,052.10	$3.41	$1,000	$1,033.20	$3.18	$1,000	$1,022.00	$4.06	$1,000	$1,228.20	$6.52
Hypothetical 5% return	1,000	1,021.47 +	3.36	1,000	1,021.67 +	3.16	1,000	1,020.77 +	4.06	1,000	1,018.94 +	5.91

*	Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund

Core Fixed Income	0.67%
Equity Index	0.63%
Government Income	0.81%
Growth Opportunities	1.18%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	John M. Perlowski, Senior Vice
Diana M. Daniels	President and Treasurer
Patrick T. Harker	Peter V. Bonanno, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITSVCSAR/25764.MF.TMPL/08-09

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Growth and Income Fund

Semi-Annual Report
June 30, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Portfolio Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2009.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth and Income Fund (the “Fund”) perform during the semi-annual period ended June 30, 2009?

During the six-month period ended June 30, 2009, the Fund’s Institutional and Service Shares generated cumulative total returns of -2.01% and -2.13%, respectively. These returns compare to the -2.87% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the semi-annual period?

The equity markets faced two distinct periods during the six months ended June 30, 2009. The major U.S. equity markets opened 2009 with sharp losses, as the deepening credit crisis, disappointing corporate earnings, rising unemployment and a contracting economy put downward pressure on stocks. Weakness in the financial sector in the last months of 2008 spilled into 2009, as the nation’s largest banks experienced an extremely challenging period. Headlines continued to focus on the relative health of banks as well as on the likely political response to the ongoing recession. Equity market volatility declined from record levels, but remained above normal, and we saw more differentiation between stock returns than seen at the end of 2008. U.S. equity indices reached their lows for the semi-annual period in early March.

Then, as economic data seemed to indicate a deceleration in the pace of the economic slowdown, the U.S. equity markets jumped from their early-March low and rallied through most of the second quarter. Crude oil prices rose and the housing market showed some stability, with existing home sales rising from April to May. Volatility trended downward, with the June unemployment rate at 9.5% and the four-week moving average of jobless claims declining. Headlines continued to focus on the relative health of banks and the effects of government stimulus. Driven by a renewed tolerance for risk, investors propelled the U.S. equity markets to their fourth consecutive month of positive returns in June. Consumer confidence, however, reflected a more pessimistic view in June after improving in April and May. Driven by weak economic data around housing and unemployment that indicated the recovery may take longer and be less robust in terms of future growth than anticipated, the U.S. equity market rally stalled somewhat. Still, for the second quarter overall, the S&P 500 Index experienced its first positive return in the last seven quarters and its best quarterly return of the decade.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

Effective stock selection and sector allocation overall contributed in virtually equal part to the Fund’s performance during the six-month reporting period.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the services and energy sectors helped the Fund’s performance most. Having underweighted allocations to the financial, industrials, and real estate investment trust (REIT) sectors, which lagged the Russell Index, and an overweighted exposure to the health care sector, which outpaced the Russell Index, also contributed positively to the Fund’s results. Detracting somewhat from the Fund’s performance was weak stock selection in the consumer cyclicals, insurance, technology and REITs sectors. Having underweighted allocations to basic materials and consumer cyclicals, which each significantly outperformed the Russell Index, also hurt the Fund’s relative results.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in telecommunications giant Sprint Nextel, pharmaceutical manufacturer Genentech, industrial chemicals and gas manufacturer Air Products & Chemicals, and global integrated oil company Hess.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Sprint Nextel ranked as a top contributor to the Fund’s results, as ongoing signs of progress in its turnaround, including improved fundamentals, bolstered its share price. Its shares also were buoyed by the company’s release of a competitive prepaid wireless plan and new handsets. Genentech’s shares rose upon the announcement that it would be acquired by Roche. Shares of Air Products & Chemicals advanced on a combination of long-term contracts, stable pricing and high barriers to entry. Shares of Hess performed well, as oil prices rose and as, in our opinion, many investors believe this oil company in particular is poised to benefit from strong resource potential, execution of projects and cost management.

Which individual stocks detracted significantly from the Fund’s performance during the semi-annual period?

Detracting most from the Fund’s results relative to its benchmark index were tax services provider H&R Block, pharmaceutical manufacturer Biogen IDEC, oil and gas exploration and production company Devon Energy, and electric power company FirstEnergy.

H&R Block, the biggest U.S. tax preparer, was challenged, as consumer volume was lighter than expected. Biogen Idec experienced declines in its stock price after reporting disappointing short-term trends. Devon Energy, one of the largest North American independent exploration and production companies, was challenged as the company revalued assets to reflect 2008’s pricing environment. Shares of FirstEnergy declined due primarily to broad utility sector weakness, despite its sizeable free cash flow and strong balance sheet.

Did the Fund make any significant purchases or sales during the first half of the fiscal year?

During the period, we moved from a defensive position to a more balanced approach with sales of several names that had helped us build a defensive posture early in the fiscal year. In health care, we sold the Fund’s position in Amgen and reduced its holding in Becton Dickinson. We also reduced the Fund’s holdings in Visa and Wal-Mart Stores, two sizable holdings that had held up well during the prior year, in favor of other names that we believed to have more favorable risk/reward profiles.

We became more positive on the long-term outlook for select financial companies, so we established a Fund position in Bank of America, which we liked due to its strong earnings power following its acquisitions of Merrill Lynch and Countrywide Financial. Within energy, we shifted some of the Fund’s exposure to include additional oil and oil services companies and increased the Fund’s position in Occidental Petroleum. The Fund purchased shares of Thermo Fisher Scientific, a high quality health care company with a diversified portfolio of products, which we believe could benefit from an economic recovery through pricing, new products and an expanded global presence. The Fund also invested in DISH Network, a low-priced satellite TV provider that we believe is poised to benefit in a cost-sensitive environment.

Were there any notable changes in the Fund’s weightings during the six-month period?

During the semi-annual period, we decreased the Fund’s exposure to health care, while still maintaining its overweighted allocation compared to the Russell Index. We significantly increased the Fund’s exposure to financials and materially decreased the Fund’s position in utilities. The Fund’s allocation to consumer staples shifted from a neutral position relative to the Russell Index to an overweighted exposure. Similarly, the Fund’s exposure to consumer cyclicals went from a modestly underweighted allocation at the start of the reporting period to a moderately overweighted position compared to the benchmark index by the end of June 2009.

How was the Fund positioned relative to its benchmark index at the end of June 2009?

At the end of June 2009, the Fund had overweighted positions relative to the Russell Index in the health care, consumer staples, insurance, and consumer cyclicals sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in energy, industrials, and services and was rather neutrally weighted to the Index in financials, utilities, REITs, basic materials and technology.

What is the Fund’s tactical view and strategy for the months ahead?

We continue to expect increased stock-level differentiation going forward, distinguishing higher quality companies with robust business models from those likely to remain challenged. As fundamental stock pickers, we welcome such volatility. In our view, this environment should allow businesses with competitive advantages to take market share from weaker competitors and benefit from improved pricing power. While we cannot predict the near term direction of the ongoing recession or the broader markets, we are encouraged by developments in the second quarter, such as the strengthened

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

balance sheets of banks. As always, and ever more so in this uncertain environment, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

Portfolio Composition

TOP TEN PORTFOLIO HOLDINGS AS OF 6/30/09*

Holding	% of Net Assets	Line of Business

Johnson & Johnson	4.2%	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	3.3	Diversified Financials
Bank of America Corp.	3.2	Diversified Financials
Entergy Corp.	2.8	Utilities
Philip Morris International, Inc.	2.7	Food, Beverage & Tobacco
Occidental Petroleum Corp.	2.6	Energy
The Travelers Companies, Inc.	2.3	Insurance
Hess Corp.	2.1	Energy
BP PLC ADR	2.1	Energy
Hewlett-Packard Co.	2.1	Technology Hardware & Equipment

* Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

SECTOR ALLOCATION AS OF 6/30/09†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represents 1.1% of the Fund’s net assets at June 30, 2009. Short-term investments include investment companies.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Schedule of Investments

June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 90.1%
Automobiles & Components – 1.4%
355,400	Ford Motor Co.*	$2,157,278
305,653	Johnson Controls, Inc.	6,638,783

		8,796,061

Banks – 1.5%
521,500	New York Community Bancorp, Inc.(a)	5,574,835
176,900	Wells Fargo & Co.	4,291,594

		9,866,429

Capital Goods – 4.0%
214,000	Emerson Electric Co.	6,933,600
245,400	Honeywell International, Inc.	7,705,560
259,800	The Boeing Co.	11,041,500

		25,680,660

Commercial & Professional Services – 0.7%
157,766	Waste Management, Inc.	4,442,691

Consumer Durables & Apparel – 0.7%
82,500	NIKE, Inc. Class B(a)	4,271,850

Consumer Services – 1.3%
493,624	H&R Block, Inc.	8,505,142

Diversified Financials – 10.7%
336,653	AllianceBernstein Holding LP	6,763,359
1,520,900	Bank of America Corp.	20,075,880
615,452	JPMorgan Chase & Co.	20,993,067
361,100	Morgan Stanley	10,294,961
205,700	State Street Corp.	9,709,040

		67,836,307

Energy – 15.6%
283,900	BP PLC ADR	13,536,352
193,300	Chevron Corp.	12,806,125
184,643	Devon Energy Corp.	10,063,043
150,679	EOG Resources, Inc.	10,234,118
163,123	Exxon Mobil Corp.	11,403,929
254,082	Hess Corp.	13,656,908
247,979	Occidental Petroleum Corp.	16,319,498
112,200	Schlumberger Ltd.	6,071,142
65,600	Transocean Ltd.*	4,873,424

		98,964,539

Food & Staples Retailing – 1.1%
138,406	Wal-Mart Stores, Inc.	6,704,387

Food, Beverage & Tobacco – 6.0%
96,400	General Mills, Inc.	5,400,328
388,638	Philip Morris International, Inc.	16,952,389
96,199	The Coca-Cola Co.	4,616,590
471,370	Unilever NV ADR	11,397,727

		38,367,034

Health Care Equipment & Services – 2.3%
179,218	Baxter International, Inc.	9,491,385
72,400	Becton, Dickinson and Co.	5,162,844

		14,654,229

Household & Personal Products – 1.5%
52,619	The Clorox Co.	2,937,719
131,900	The Procter & Gamble Co.	6,740,090

		9,677,809

Insurance – 7.1%
128,000	Aflac, Inc.	3,979,520
87,300	Everest Re Group Ltd.	6,248,061
120,600	Marsh & McLennan Companies, Inc.	2,427,678
88,087	PartnerRe Ltd.	5,721,251
106,800	Prudential Financial, Inc.	3,975,096
196,675	The Allstate Corp.	4,798,870
71,200	The Chubb Corp.	2,839,456
362,628	The Travelers Companies, Inc.	14,882,253

		44,872,185

Materials – 2.9%
96,800	Freeport-McMoRan Copper & Gold, Inc.	4,850,648
557,100	The Dow Chemical Co.	8,991,594
103,000	The Mosaic Co.	4,562,900

		18,405,142

Media – 3.8%
896,000	Comcast Corp. Class A	12,983,040
307,200	DISH Network Corp. Class A*	4,979,712
241,529	Time Warner, Inc.	6,084,116

		24,046,868

Pharmaceuticals, Biotechnology & Life Sciences – 8.4%
219,200	Biogen Idec, Inc.*	9,896,880
471,334	Johnson & Johnson	26,771,771
161,300	Thermo Fisher Scientific, Inc.*	6,576,201
226,521	Wyeth	10,281,788

		53,526,640

Real Estate Investment Trust – 1.8%
188,800	Annaly Capital Management, Inc.	2,858,432
60,200	Federal Realty Investment Trust(a)	3,101,504
155,000	Health Care REIT, Inc.	5,285,500

		11,245,436

Retailing – 4.0%
131,000	J.C. Penney Co., Inc.	3,761,010
266,500	Staples, Inc.	5,375,305
101,000	Target Corp.	3,986,470
265,000	The Home Depot, Inc.	6,261,950
194,400	The TJX Companies, Inc.	6,115,824

		25,500,559

Semiconductors & Semiconductor Equipment – 0.4%
166,500	Intel Corp.	2,755,575

Software & Services – 0.9%
271,300	Oracle Corp.	5,811,246

Technology Hardware & Equipment – 2.1%
348,199	Hewlett-Packard Co.	13,457,891

 4
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)

Telecommunication Services – 4.6%
492,823	AT&T, Inc.	$12,241,723
114,884	Embarq Corp.	4,832,021
2,504,849	Sprint Nextel Corp.*	12,048,324

		29,122,068

Transportation – 0.5%
76,700	Norfolk Southern Corp.	2,889,289

Utilities – 6.8%
206,713	American Electric Power Co., Inc.	5,971,938
72,706	Edison International	2,287,331
229,269	Entergy Corp.	17,772,933
205,638	FirstEnergy Corp.	7,968,472
279,956	PPL Corp.	9,227,350

		43,228,024

TOTAL COMMON STOCKS
(Cost $611,881,334)		$572,628,061

		Interest
Shares		Rate	Value

Preferred Stock – 1.3%
Diversified Financials – 1.3%
9,721,000	JPMorgan Chase & Co.	$7.900%	$8,506,847
(Cost $8,167,266)

Shares	Rate	Value

Investment Company(b) – 3.0%
JPMorgan U.S. Government Money Market Fund – Capital Shares
18,781,998	0.236%	$18,781,998
(Cost $18,781,998)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $638,830,598)		$599,916,906

Securities Lending Reinvestment Vehicle(b)(c) – 1.1%
Boston Global Investment Trust – Enhanced Portfolio
7,320,883	0.267%	$7,298,920
(Cost $7,277,533)

TOTAL INVESTMENTS – 95.5%
(Cost $646,108,131)		$607,215,826

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.5%		28,580,651

NET ASSETS – 100.0%		$635,796,477

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviation:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (identified cost $638,830,598)(a)	$599,916,906
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $7,277,533)	7,298,920
Receivables:
Fund shares sold	89,380,867
Dividends and interest	1,051,511
Investment securities sold	915,045
Securities lending income	522
Other assets	2,376

Total assets	698,566,147

Liabilities:
Payables:
Investment securities purchased	54,309,661
Payable upon return of securities loaned	7,248,975
Fund shares redeemed	741,943
Amounts owed to affiliates	378,677
Accrued expenses	90,414

Total liabilities	62,769,670

Net Assets:
Paid-in capital	853,491,799
Accumulated undistributed net investment income	6,923,189
Accumulated net realized loss from investment transactions	(185,726,206)
Net unrealized loss on investments	(38,892,305)

NET ASSETS	$635,796,477

Net Assets:
Institutional	$422,624,112
Service	213,172,365

Total Net Assets	$635,796,477

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	54,074,551
Service	27,273,909

Net asset value, offering and redemption price per share:
Institutional	$7.82
Service	7.82

(a)	Includes loaned securities having a market value of $7,077,945.

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

Investment income:
Dividends	$6,932,237
Interest	332,552
Securities lending income — affiliated issuer	13,928

Total investment income	7,278,717

Expenses:
Management fees	1,723,429
Distribution and Service fees — Service Shares	131,201
Printing fees	57,131
Transfer Agent fees(a)	45,955
Professional fees	44,269
Custody and accounting fees	18,075
Trustee fees	8,460
Other	10,081

Total expenses	2,038,601

Less — expense reductions	(2,082)

Net expenses	2,036,519

NET INVESTMENT INCOME	5,242,198

Realized and unrealized gain (loss) from investment transactions:
Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(112,272,117)
Securities lending reinvestment vehicle transactions — affiliated issuer	28,558
Net change in unrealized gain on:
Investments — unaffiliated issuers	103,563,729
Securities lending reinvestment vehicle — affiliated issuer	21,387

Net realized and unrealized loss from investment transactions	(8,658,443)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,416,245)

(a)	Institutional and Service Shares had Transfer Agent fees of $35,459 and $10,496, respectively.

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the Fiscal
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008

From operations:
Net investment income	$5,242,198	$12,505,942
Net realized loss from investment transactions	(112,243,559)	(70,374,348)
Net change in unrealized gain (loss) on investments	103,585,116	(161,720,945)

Net decrease in net assets resulting from operations	(3,416,245)	(219,589,351)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(10,426,044)
Service Shares	—	(1,665,474)
From net realized gains
Institutional Shares	—	(51,614)
Service Shares	—	(8,404)

Total distributions to shareholders	—	(12,151,536)

From share transactions:
Proceeds from sales of shares	225,515,144	158,271,882
Reinvestments of distributions	—	12,151,536
Cost of shares redeemed	(43,340,181)	(53,617,957)

Net increase in net assets resulting from share transactions	182,174,963	116,805,461

TOTAL INCREASE (DECREASE)	178,758,718	(114,935,426)

Net assets:
Beginning of period	457,037,759	571,973,185

End of period	$635,796,477	$457,037,759

Accumulated undistributed net investment income	$6,923,189	$1,680,991

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to										expense reductions
			Net		shareholders								Ratio of		Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		income to		expenses		income to		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	period	to average		average		to average		average		turnover
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2009 - Institutional	$7.97	$0.09	$(0.24)	$(0.15)	$—	$—	$—	$7.82	(2.01)%	$422,624	0.83	%(c)	2.33	%(c)	0.83	%(c)	2.33	%(c)	43%
2009 - Service	7.98	0.08	(0.24)	(0.16)	—	—	—	7.82	(2.13)	213,172	1.08	(c)	2.09	(c)	1.08	(c)	2.09	(c)	43
FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008 - Institutional	12.53	0.25	(4.59)	(4.34)	(0.22)	— (d)	(0.22)	7.97	(34.45)	389,838	0.81		2.36		0.81		2.36		69
2008 - Service	12.52	0.19	(4.51)	(4.32)	(0.22)	— (d)	(0.22)	7.98	(34.32)	67,200	1.06		2.15		1.06		2.15		69

2007 - Institutional	13.91	0.25	(0.03)	0.22	(0.26)	(1.34)	(1.60)	12.53	1.49	571,883	0.85		1.75		0.85		1.75		79
2007 - Service (commenced July 24, 2007)	14.71	0.15	(0.74)	(0.59)	(0.26)	(1.34)	(1.60)	12.52	(4.02)	90	0.94	(c)	3.11	(c)	1.09	(c)	2.96	(c)	79

2006 - Institutional	11.97	0.28	2.43	2.71	(0.23)	(0.54)	(0.77)	13.91	22.63	432,016	0.86		2.15		0.87		2.14		52

2005 - Institutional	11.71	0.21	0.25	0.46	(0.20)	—	(0.20)	11.97	3.93	313,152	0.88		1.77		0.88		1.77		46

2004 - Institutional	10.00	0.19	1.69	1.88	(0.17)	—	(0.17)	11.71	18.80	276,395	0.86		1.75		0.86		1.75		58

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements
June 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the board of trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable,

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

on certain foreign securities held by the Fund, which are subject to such taxes. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination by tax authorities.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2009, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
Up to $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.75%

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior period expense reimbursements, if any. For the six months ended June 30, 2009, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2009, transfer agent fees were reduced by approximately $2,100.
As of June 30, 2009, amounts owed to affiliates were approximately $336,000, $33,700 and $9,000 for management, distribution and service and transfer agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$572,628,061	$8,506,847	$—
Short-term Investments	18,781,998	7,298,920	—

Total	$591,410,059	$15,805,767	$—

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent and the collateral not be sufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2009, is reported under Investment Income on the Statement of Operations. A portion of this amount, $3,440, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2009, GSAL earned $1,546 in fees as securities lending agent.
The following table provides information about Fund’s investment in the Enhanced Portfolio for the six months ended June 30, 2009 (in thousands):

Number of
Shares Held			Number of Shares	Value at
Beginning of Period	Shares Bought	Shares Sold	Held End of Period	End of Period

—	64,720	(57,399)	7,321	$7,299

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2009 were $351,389,276 and $198,392,325, respectively. For the six-months ended June 30, 2009, Goldman Sachs earned approximately $79,900 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2008, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforward:(1)
Expiring 2010	$(152,979)
Expiring 2016	(59,284,938)

Total capital loss carryforward	$(59,437,917)

Timing differences (post — October losses)	$(6,441,430)

(1)	Expiration occurs on December 31 of the year indicated.

At June 30, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$652,173,589

Gross unrealized gain	18,465,192
Gross unrealized loss	(63,422,955)

Net unrealized security loss	$(44,957,763)

The difference between book-basis and tax-basis unrealized losses is attributable primarily to wash sales recognized for tax purposes and the tax treatment of partnership investments as of the most recent year end.

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

9. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

New Accounting Pronouncement — In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through August 17, 2009, the date that the financial statements were issued.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2009		For the Fiscal Year Ended
	(Unaudited)		December 31, 2008
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	9,745,123	$73,784,864	7,131,945	$79,934,336
Reinvestment of distributions	—	—	1,380,456	10,477,658
Shares redeemed	(4,580,138)	(33,155,703)	(5,228,338)	(53,298,013)

	5,164,985	40,629,161	3,284,063	37,113,981

Service Shares
Shares sold	20,230,489	151,730,280	8,227,960	78,337,546
Reinvestment of distributions	—	—	220,080	1,673,878
Shares redeemed	(1,373,995)	(10,184,478)	(37,799)	(319,944)

	18,856,494	141,545,802	8,410,241	79,691,480

NET INCREASE	24,021,479	$182,174,963	11,694,304	$116,805,461

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Growth and Income Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Fund’s investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the voluntary undertaking of the Investment Adviser to reimburse certain expenses of the Fund that exceed a specified level; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense level of the Fund as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers; (g) information relating to the profitability of the Management Agreements and the transfer agency arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund; (j) capacity issues relating to the securities in which the Fund invests; (k) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (m) the current pricing of services provided by, and the profitability of, the Fund’s transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and (n) the nature and quality of the services provided to the Fund by its unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount were likely to affect the quality of the services provided to the Fund; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (j) an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Fund’s distribution plan; and (n) an annual review of the effectiveness of the Fund’s compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Fund, and the Fund’s

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

investment performance, fees and expenses, including the Fund’s expense trends over time and any breakpoints in the fee rate payable by the Fund under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, share purchase and redemption activity, the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive session with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Fund and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether the Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees believed that the Fund had provided investment performance within a competitive

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

range for long-term investors, and that the Investment Adviser’s continued management would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a two-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and its shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the fee rate charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s voluntary undertaking to limit “other expenses” to a certain amount. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business.

Other Benefits to the Fund and Its Shareholders
The Independent Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2010.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Fund Expenses — Six Month Period Ended June 30, 2009 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account value	Account Value		Ended
Share Class	1/01/09	6/30/09		6/30/09*
Institutional
Actual	$1,000	$979.90		$4.07
Hypothetical 5% return	1,000	1,020.67	+	4.16

Service
Actual	1,000	978.70		5.30
Hypothetical 5% return	1,000	1,019.43	+	5.41

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.83% and 1.08% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 20

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Growth and Income Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITG_ISAR/25773.MF.TMPL/08-09

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Capital Growth Fund

Semi-Annual Report
June 30, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Portfolio Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2009.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Capital Growth Fund (the “Fund”) perform during the semi-annual period ended June 30, 2009?

During the six-month period ended June 30, 2009, the Fund’s Institutional and Service Shares generated cumulative total returns of 21.62% and 21.65%, respectively. These returns compare to the 11.53% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the semi-annual period?

The equity markets faced two distinct periods during the six months ended June 30, 2009. The major U.S. equity markets opened 2009 with sharp losses, as the deepening credit crisis, disappointing corporate earnings, rising unemployment and a contracting economy put downward pressure on stocks. Weakness in the financial sector in the last months of 2008 spilled into 2009, as the nation’s largest banks experienced an extremely challenging period. Headlines continued to focus on the relative health of banks as well as on the likely political response to the ongoing recession. Equity market volatility declined from record levels, but remained above normal, and we saw more differentiation between stock returns than seen at the end of 2008. U.S. equity indices reached their lows for the semi-annual period in early March.

Then, as economic data seemed to indicate a deceleration in the pace of the economic slowdown, the U.S. equity markets jumped from their early-March low and rallied through most of the second quarter. Crude oil prices rose and the housing market showed some stability, with existing home sales rising from April to May. Volatility trended downward, with the June unemployment rate at 9.5% and the four-week moving average of jobless claims declining. Headlines continued to focus on the relative health of banks and the effects of government stimulus. Driven by a renewed tolerance for risk, investors propelled the U.S. equity markets to their fourth consecutive month of positive returns in June. Consumer confidence, however, reflected a more pessimistic view in June after improving in April and May. Driven by weak economic data around housing and unemployment that indicated the recovery may take longer and be less robust in terms of future growth than anticipated, the U.S. equity market rally stalled somewhat. Still, for the second quarter overall, the S&P 500 Index experienced its first positive return in the last seven quarters and its best quarterly return of the decade.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

Effective stock selection overall contributed most to the Fund’s performance during the six-month reporting period. Sector allocation also boosted the Fund’s results relative to the Russell Index, though to a more modest degree.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the energy, technology, finance, utilities, consumer discretionary and health care sectors helped the Fund’s performance most. Having underweighted allocations to the cyclicals and consumer staples sectors, which lagged the Russell Index, and an overweighted exposure to the finance sector, which outpaced the Russell Index, also contributed positively to the Fund’s results. Detracting somewhat from the Fund’s performance was weak stock selection in the consumer staples sector and sector positioning in the consumer discretionary, technology and utilities sectors.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Apple, the consumer electronics and software manufacturing giant; CB Richard Ellis Group, the world’s leading global commercial real estate services firm; CME Group, the world’s largest future and options exchange; Weatherford International, an oilwell services company; and Suncor Energy, a Canadian oil refiner and natural gas exploration and production company.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

In January, we increased the Fund’s position in Apple, seeking to take advantage of the sell-off related to concerns over CEO Steve Jobs’ health. Subsequently, the company reported a strong fiscal fourth quarter due to sales of its iPod and iPhone products. Apple’s shares continued to rise during the second quarter, after the company reported strong sales of its new iPhone 3GS. Despite the macroeconomic headwinds, Apple did not see a slowdown in demand for its iPhone products and downloadable applications and music. Shares of CB Richard Ellis Group rose, as the company gained market share and continued to work through the aggressive cost-cutting plan it had initially outlined in 2008. As evidenced by its first quarter earnings announcement, the company’s management team has a proven track record of effectively managing the business through cyclical downturns. CME Group, comprised of the Chicago Mercantile Exchange, Chicago Board of Trade and New York Mercantile Exchange, was a strong performer during the period primarily due to solid trading activity. Weatherford International benefited in large part from the rising price of oil during the semi-annual period. Suncor Energy saw its shares advance upon the announcement of its merger with Petro-Canada, which is expected to form the largest energy company in Canada.

Which individual stocks detracted significantly from the Fund’s performance during the semi-annual period?

Detracting most from the Fund’s results relative to its benchmark index were several positions in the health care industry, including Merck, Gilead Sciences and Johnson & Johnson. In our view, the weakness in these shares was more a statement on what investors were seeking as opposed to problems with the fundamental businesses. We believe that health care companies are viewed as more defensive businesses and are often used as safe havens, potentially offering a degree of downside protection, when the market is under pressure. As the economy showed signs of a muted recovery and investors became decidedly more optimistic as the semi-annual period progressed, we believe many investors exited positions in more defensive businesses in favor of companies with more operating or financial leverage.

Home improvement retailer Lowe’s detracted from performance during the semi-annual period, as a challenging housing market and slowing consumer spending weighed on the stock and the company posted a decline in first quarter net income. It is worth noting that, despite these headwinds, Lowe’s was able to gain market share during the reporting period.

Fortune Brands, which manufactures, produces and sells home and hardware products, spirits and wine and golf products, also detracted significantly from the Fund’s results. Fortune Brands’ shares fell after reporting disappointing earnings resulting from weakness in several product areas due to the consumer spending slowdown.

Did the Fund make any significant purchases or sales during the first half of the fiscal year?

We eliminated the Fund’s position in Fortune Brands by the end of the semi-annual period. We sold out of the Fund’s positions in both Genentech and Schering-Plough, after each company announced that it would be acquired. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock prices and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential. Other holdings the Fund exited during the reporting period included Newell-Rubbermaid, MetroPCS Communications, Advance Auto Parts, Amazon.com, Best Buy, Precision Castparts and Chesapeake Energy. Several of these companies’ stocks had appreciated significantly and reached what we considered to be full valuation. We therefore sold the Fund’s positions and allocated proceeds to holdings that we believed had greater return potential.

During the first half of the fiscal year, the Fund purchased shares of Procter & Gamble, a dominant consumer brands manufacturer with what we consider to be significant pricing power and consistent growth. In our view, Procter & Gamble, due to its size, is able to maintain a diversified portfolio of products that includes both low-end value brands that perform well in a recessionary environment and higher quality, luxury brands that may benefit from economic recovery. The Fund also purchased Oracle, a software company that specializes in database management systems, during the reporting period. We believe Oracle has an attractive business model that focuses on recurring revenue through maintenance and support contracts. In the recent downturn, Oracle was able to take market share from its competitors due to its consistent cash flow generation. We believe the company should benefit from the long-term growth in enterprise spending on IT and software. Other Fund purchases during the reporting period included Morgan Stanley, McDonald’s, International Business Machines (IBM), C.R. Bard, Avon Products and People’s United Financial.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Were there any notable changes in the Fund’s weightings during the six-month period?

During the semi-annual period, the Fund’s exposure to consumer discretionary shifted from a modestly overweighted position to a sizably underweighted allocation compared to the Russell Index. The Fund’s overweighted exposure to energy increased further. We significantly increased the Fund’s exposure to financials and technology and materially decreased the Fund’s position in health care.

How was the Fund positioned relative to its benchmark index at the end of June 2009?

At the end of June 2009, the Fund had overweighted positions relative to the Russell Index in the energy, finance, health care, technology and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, consumer staples, industrials, and to a lesser degree, producer goods and services, and was rather neutrally weighted to the Index in media.

What is the Fund’s tactical view and strategy for the months ahead?

We continue to expect increased stock-level differentiation going forward, distinguishing higher quality companies with robust business models from those likely to remain challenged. As fundamental stock pickers, we welcome such volatility. In our view, this environment should allow businesses with competitive advantages to take market share from weaker competitors and benefit from improved pricing power. While we cannot predict the near term direction of the ongoing recession or the broader markets, we are encouraged by developments in the second quarter, such as the strengthened balance sheets of banks. As always, and ever more so in this uncertain environment, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

Portfolio Composition

TOP TEN PORTFOLIO HOLDINGS AS OF 6/30/09*

Holding	% of Net Assets	Line of Business

Microsoft Corp.	5.4%	Software & Services
Cisco Systems, Inc.	3.8	Technology Hardware & Equipment
Apple, Inc.	3.4	Technology Hardware & Equipment
Schlumberger Ltd.	3.0	Energy
The Procter & Gamble Co.	2.9	Household & Personal Products
QUALCOMM, Inc.	2.8	Technology Hardware & Equipment
American Tower Corp. Class A	2.8	Telecommunication Services
Baxter International, Inc.	2.8	Health Care Equipment & Services
Thermo Fisher Scientific, Inc.	2.7	Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	2.7	Pharmaceuticals, Biotechnology & Life Sciences

* Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

SECTOR ALLOCATION AS OF 6/30/09†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represents 3.9% of the Fund’s net assets at June 30, 2009. Short-term investments include investment companies.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Schedule of Investments

June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 110.9%
Banks – 0.8%
152,300	People’s United Financial, Inc.	$2,290,592

Capital Goods – 2.9%
149,494	ABB Ltd. ADR	2,359,015
22,500	Danaher Corp.	1,389,150
57,530	United Technologies Corp.	2,989,259
22,610	W.W. Grainger, Inc.	1,851,307

		8,588,731

Commercial & Professional Services – 1.7%
182,600	Iron Mountain, Inc.*	5,249,750

Consumer Durables & Apparel – 1.5%
165,000	Coach, Inc.	4,435,200

Consumer Services – 3.4%
161,831	Marriott International, Inc. Class A(a)	3,571,610
60,600	McDonald’s Corp.	3,483,894
138,800	Starwood Hotels & Resorts Worldwide, Inc.	3,081,360

		10,136,864

Diversified Financials – 6.2%
20,900	CME Group, Inc.	6,502,199
164,600	Morgan Stanley	4,692,746
34,900	Northern Trust Corp.	1,873,432
306,730	The Charles Schwab Corp.	5,380,044

		18,448,421

Energy – 7.7%
67,700	Cameron International Corp.*	1,915,910
61,800	Halliburton Co.	1,279,260
88,900	Hess Corp.	4,778,375
164,640	Schlumberger Ltd.	8,908,670
143,040	Suncor Energy, Inc.	4,339,834
97,100	Weatherford International Ltd.*	1,899,276

		23,121,325

Food & Staples Retailing – 1.3%
85,500	Costco Wholesale Corp.	3,907,350

Food, Beverage & Tobacco – 5.5%
99,800	Kraft Foods, Inc. Class A	2,528,932
144,300	PepsiCo, Inc.	7,930,728
121,900	The Coca-Cola Co.	5,849,981

		16,309,641

Health Care Equipment & Services – 8.4%
156,600	Baxter International, Inc.	8,293,536
42,900	C. R. Bard, Inc.	3,193,905
54,800	Express Scripts, Inc.*	3,767,500
12,900	Laboratory Corp. of America Holdings*	874,491
126,900	St. Jude Medical, Inc.*	5,215,590
91,000	Zimmer Holdings, Inc.*	3,876,600

		25,221,622

Household & Personal Products – 3.9%
118,900	Avon Products, Inc.	3,065,242
167,800	The Procter & Gamble Co.	8,574,580

		11,639,822

Materials – 2.4%
55,500	Monsanto Co.	4,125,870
44,200	Praxair, Inc.	3,141,294

		7,267,164

Media – 1.5%
151,000	Comcast Corp. Class A	2,187,990
104,974	Viacom, Inc. Class B*	2,382,910

		4,570,900

Pharmaceuticals, Biotechnology & Life Sciences – 12.8%
235,634	Amylin Pharmaceuticals, Inc.*(a)	3,181,059
94,928	Charles River Laboratories International, Inc.*(a)	3,203,820
131,053	Gilead Sciences, Inc.*	6,138,522
140,900	Johnson & Johnson	8,003,120
170,000	Merck & Co., Inc.	4,753,200
39,900	Shire PLC ADR	1,655,052
62,600	Teva Pharmaceutical Industries Ltd. ADR	3,088,684
200,400	Thermo Fisher Scientific, Inc.*	8,170,308

		38,193,765

Real Estate – 2.0%
635,500	CB Richard Ellis Group, Inc. Class A*	5,948,280

Retailing – 4.1%
266,040	Lowe’s Companies, Inc.	5,163,836
181,300	Target Corp.	7,155,911

		12,319,747

Semiconductors & Semiconductor Equipment – 2.4%
133,500	Broadcom Corp. Class A*	3,309,465
160,179	Linear Technology Corp.	3,740,180

		7,049,645

Software & Services – 22.3%
502,100	Activision Blizzard, Inc.*	6,341,523
160,540	Cognizant Technology Solutions Corp. Class A*	4,286,418
181,025	Electronic Arts, Inc.*	3,931,863
89,600	Equinix, Inc.*(a)	6,517,504
86,900	Global Payments, Inc.	3,255,274
12,254	Google, Inc. Class A*	5,166,164
10,100	MasterCard, Inc. Class A	1,689,831
681,268	Microsoft Corp.	16,193,740
364,200	Oracle Corp.	7,801,164
90,900	Visa, Inc. Class A	5,659,434
341,791	Western Union Co.	5,605,373

		66,448,288

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – 15.7%
128,700	Amphenol Corp. Class A	$4,072,068
71,000	Apple, Inc.*(a)	10,112,530
606,790	Cisco Systems, Inc.*	11,310,566
424,800	Dell, Inc.*	5,832,504
31,100	International Business Machines Corp.	3,247,462
185,291	QUALCOMM, Inc.	8,375,153
53,800	Research In Motion Ltd.*	3,822,490

		46,772,773

Telecommunication Services – 3.7%
264,590	American Tower Corp. Class A*	8,342,523
114,850	Crown Castle International Corp.*	2,758,697

		11,101,220

Transportation – 0.7%
27,100	Burlington Northern Santa Fe Corp.	1,992,934

TOTAL COMMON STOCKS
(Cost $362,279,998)		$331,014,034

Shares	Rate	Value

Investment Company(b) – 1.7%
JPMorgan U.S. Government Money Market Fund – Capital Shares
5,092,402	0.236%	$5,092,402
(Cost $5,092,402)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $367,372,400)		$336,106,436

Securities Lending Reinvestment Vehicle(b)(c) – 3.9%
Boston Global Investment Trust – Enhanced Portfolio
11,648,400	0.267%	11,613,455
(Cost $11,597,513)

TOTAL INVESTMENTS – 116.5%
(Cost $378,969,913)		$347,719,891

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.5)%		(49,349,043)

NET ASSETS – 100.0%		$298,370,848

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviation:
ADR—American Depositary Receipt

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (identified cost $367,372,400)(a)	$336,106,436
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $11,597,513)	11,613,455
Receivables:
Investment securities sold	714,643
Dividends and interest	230,163
Fund shares sold	130,727
Securities lending income	481
Other assets	1,305

Total assets	348,797,210

Liabilities:
Payables:
Investment securities purchased	38,146,516
Payable upon return of securities loaned	11,716,244
Amounts owed to affiliates	228,425
Fund shares redeemed	227,540
Accrued expenses	107,637

Total liabilities	50,426,362

Net Assets:
Paid-in capital	547,055,457
Accumulated undistributed net investment income	552,309
Accumulated net realized loss from investment transactions	(217,986,896)
Net unrealized loss on investments	(31,250,022)

NET ASSETS	$298,370,848

Net Assets:
Institutional	$109,011,899
Service	189,358,949

Total Net Assets	$298,370,848

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	12,103,631
Service	21,062,461

Net asset value, offering and redemption price per share:
Institutional	$9.01
Service	8.99

(a)	Includes loaned securities having a market value of $11,485,606.

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

Investment income:
Dividends(a)	$1,609,894
Securities lending income — affiliated issuer	44,550

Total investment income	1,654,444

Expenses:
Management fees	994,085
Distribution and Service fees — Service Shares	210,799
Professional fees	44,622
Printing fees	38,257
Transfer Agent fees(b)	26,507
Custody and accounting fees	18,545
Trustee fees	8,460
Other	13,764

Total expenses	1,355,039

Less — expense reductions	(1,699)

Net expenses	1,353,340

NET INVESTMENT INCOME	301,104

Realized and unrealized gain (loss) from investment transactions:
Net realized gain (loss) from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $23,095)	(33,752,735)
Securities lending reinvestment vehicle transactions — affiliated issuer	91,037
Net change in unrealized gain on:
Investments — unaffiliated issuers	86,563,982
Securities lending reinvestment vehicle — affiliated issuer	14,962

Net realized and unrealized gain from investment transactions	52,917,246

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,218,350

(a)	Foreign taxes withheld on dividends were $2,147.

(b)	Institutional and Service Shares had Transfer Agent fees of $9,644 and $16,863, respectively.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the Fiscal
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008

From operations:
Net investment income	$301,104	$156,317
Net realized loss from investment transactions	(33,661,698)	(30,858,930)
Net change in unrealized gain (loss) on investments	86,578,944	(167,203,794)

Net increase (decrease) in net assets resulting from operations	53,218,350	(197,906,407)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(178,949)

From share transactions:
Proceeds from sales of shares	10,333,163	18,849,778
Reinvestments of distributions	—	178,949
Cost of shares redeemed	(28,328,565)	(73,313,122)

Net decrease in net assets resulting from share transactions	(17,995,402)	(54,284,395)

TOTAL INCREASE (DECREASE)	35,222,948	(252,369,751)

Net assets:
Beginning of period	263,147,900	515,517,651

End of period	$298,370,848	$263,147,900

Accumulated undistributed net investment income	$552,309	$251,205

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from												Ratios assuming no
		investment operations				Distributions								expense reductions
				Net		to	Net		Net	Ratio of		Ratio of		Ratio of		Ratio of
	Net asset	Net		realized		shareholders	asset		assets,	net		net investment		total		net investment
	value,	investment		and	Total from	from net	value,		end of	expenses		income (loss)		expenses		income (loss)		Portfolio
	beginning	income		unrealized	investment	investment	end of	Total	period	to average		to average		to average		to average		turnover
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2009 - Institutional	$7.40	$0.02		$1.59	$1.61	$—	$9.01	21.62%	$109,012	0.86	%(c)	0.39	%(c)	0.86	%(c)	0.39	%(c)	34%
2009 - Service	7.39	0.01		1.59	1.60	—	8.99	21.65	189,359	1.11	(c)	0.14	(c)	1.11	(c)	0.14	(c)	34

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008 - Institutional	12.73	0.02		(5.34)	(5.32)	(0.01)	7.40	(41.67)	95,218	0.81		0.20		0.81		0.20		44
2008 - Service	12.73	(0.01)		(5.33)	(5.34)	—	7.39	(41.86)	167,930	1.06		(0.05)		1.06		(0.05)		44

2007 - Institutional	11.58	0.02	(d)	1.15	1.17	(0.02)	12.73	10.13	172,418	0.86	(e)	0.18	(d)(e)	0.86	(e)	0.18	(d)(e)	53
2007 - Service	11.58	0.01	(d)	1.15	1.16	(0.01)	12.73	10.01	343,100	0.96	(e)	0.08	(d)(e)	0.11	(e)	(0.07	)(d)(e)	53

2006 - Institutional	10.68	0.01		0.90	0.91	(0.01)	11.58	8.56	165,877	0.84		0.12		0.85		0.11		70
2006 - Service (commenced January 9, 2006)	11.03	—	(f)	0.55	0.55	— (f)	11.58	5.01	386,526	0.94	(c)	0.03	(c)	1.10	(c)	(0.13	)(c)	70

2005 - Institutional	10.39	0.02		0.29	0.31	(0.02)	10.68	2.94	168,054	0.90		0.15		0.90		0.15		35

2004 - Institutional	9.59	0.07		0.80	0.87	(0.07)	10.39	9.09	186,688	0.89		0.69		0.89		0.69		45

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.09% of average net assets.
(e)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(f)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements
June 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the board of trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable,

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

on certain foreign securities held by the Fund, which are subject to such taxes. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination by tax authorities.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2009, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
Up to $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.75%

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

3. AGREEMENTS (continued)

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior period expense reimbursements, if any. For the six months ended June 30, 2009, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2009, transfer agent fees were reduced by approximately $1,700.
As of June 30, 2009, amounts owed to affiliates were approximately $184,500, $39,000 and $4,900 for management, distribution and service and transfer agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$331,014,034	$—	$—
Short-term Investments	5,092,402	11,613,455	—

Total	$336,106,436	$11,613,455	$—

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent and the collateral not be sufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2009, is reported under Investment Income on the Statement of Operations. A portion of this amount, $19,690, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2009, GSAL earned $4,910 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2009 was $2,006,458.
The following table provides information about Fund’s investment in the Enhanced Portfolio for the six months ended June 30, 2009 (in thousands):

Number of
Shares Held			Number of Shares	Value at
Beginning of Period	Shares Bought	Shares Sold	Held End of Period	End of Period

8,767	72,053	(69,172)	11,648	$11,613

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2009 were $108,125,862 and $89,567,058, respectively. For the six-months ended June 30, 2009, Goldman Sachs earned approximately $24,800 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2008, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforward:(1)
Expiring 2009	$(92,315,074)
Expiring 2010	(59,269,469)
Expiring 2011	(1,064,803)
Expiring 2016	(23,473,891)

Total capital loss carryforward	$(176,123,237)

Timing differences (post — October losses)	$(6,882,991)

(1) Expiration occurs on December 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.

At June 30, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$380,198,912

Gross unrealized gain	12,053,376
Gross unrealized loss	(44,532,397)

Net unrealized security loss	$(32,479,021)

The difference between book-basis and tax-basis unrealized losses is attributable primarily to wash sales recognized for tax purposes and differences related to the tax treatment of partnership investments as of the most recent fiscal year end.

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

New Accounting Pronouncement — In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

9. OTHER MATTERS (continued)

about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through August 17, 2009, the date that the financial statements were issued.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2009		For the Fiscal Year Ended
	(Unaudited)		December 31, 2008
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	635,854	$5,049,142	1,326,309	$14,164,973
Reinvestment of distributions	—	—	25,195	178,949
Shares redeemed	(1,403,518)	(10,741,007)	(2,027,851)	(21,687,907)

	(767,664)	(5,691,865)	(676,347)	(7,343,985)

Service Shares
Shares sold	660,877	5,284,021	532,320	4,684,805
Reinvestment of distributions	—	—	—	—
Shares redeemed	(2,312,976)	(17,587,558)	(4,774,952)	(51,625,215)

	(1,652,099)	(12,303,537)	(4,242,632)	(46,940,410)

NET DECREASE	(2,419,763)	$(17,995,402)	(4,918,979)	$(54,284,395)

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Capital Growth Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Fund’s investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the voluntary undertaking of the Investment Adviser to reimburse certain expenses of the Fund that exceed a specified level; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense level of the Fund as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers; (g) information relating to the profitability of the Management Agreements and the transfer agency arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund; (j) capacity issues relating to the securities in which the Fund invests; (k) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (m) the current pricing of services provided by, and the profitability of, the Fund’s transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and (n) the nature and quality of the services provided to the Fund by its unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount were likely to affect the quality of the services provided to the Fund; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (j) an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Fund’s distribution plan; and (n) an annual review of the effectiveness of the Fund’s compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Fund, and the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and any breakpoints in the fee rate payable by the Fund under the Management Agreement.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, share purchase and redemption activity, the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive session with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Fund and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether the Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the Fund’s performance challenges were attributable in large part to investments in certain economic sectors that performed poorly in 2008. The Trustees also noted that the Investment Adviser had taken a number of steps intended to improve Fund performance, including making changes to the leadership and personnel on the portfolio management team and to the investment process used in selecting investments for the Fund

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(which among other things included renewed emphasis on team-based research and accountability for the implementation of investment ideas). The Trustees discussed these measures at length with senior management of the Investment Adviser and concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a three-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and its shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the fee rate charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s voluntary undertaking to limit “other expenses” to a certain amount. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business.

Other Benefits to the Fund and Its Shareholders
The Independent Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2010.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Fund Expenses — Six Month Period Ended June 30, 2009 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account value	Account Value		Ended
Share Class	1/1/09	6/30/09		6/30/09*
Institutional
Actual	$1,000	$1,216.20		$4.73
Hypothetical 5% return	1,000	1,020.53	+	4.31

Service
Actual	1,000	1,216.50		6.10
Hypothetical 5% return	1,000	1,019.29	+	5.56

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 1.11% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Capital Growth Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITCGSAR/25773.MF.TMPL/08-09

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Mid Cap Value Fund

Semi-Annual Report
June 30, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Portfolio Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2009.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund (the “Fund”) perform during the semi-annual period ended June 30, 2009?

During the six-month period ended June 30, 2009, the Fund’s Institutional and Service Shares generated cumulative total returns of 5.08% and 4.95%, respectively. These returns compare to the 3.19% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the semi-annual period?

The equity markets faced two distinct periods during the six months ended June 30, 2009. The major U.S. equity markets opened 2009 with sharp losses, as the deepening credit crisis, disappointing corporate earnings, rising unemployment and a contracting economy put downward pressure on stocks. Weakness in the financial sector in the last months of 2008 spilled into 2009, as the nation’s largest banks experienced an extremely challenging period. Headlines continued to focus on the relative health of banks as well as on the likely political response to the ongoing recession. Equity market volatility declined from record levels, but remained above normal, and we saw more differentiation between stock returns than seen at the end of 2008. U.S. equity indices reached their lows for the semi-annual period in early March.

Then, as economic data seemed to indicate a deceleration in the pace of the economic slowdown, the U.S. equity markets jumped from their early-March low and rallied through most of the second quarter. Crude oil prices rose and the housing market showed some stability, with existing home sales rising from April to May. Volatility trended downward, with the June unemployment rate at 9.5% and the four-week moving average of jobless claims declining. Headlines continued to focus on the relative health of banks and the effects of government stimulus. Driven by a renewed tolerance for risk, investors propelled the U.S. equity markets to their fourth consecutive month of positive returns in June. Consumer confidence, however, reflected a more pessimistic view in June after improving in April and May. Driven by weak economic data around housing and unemployment that indicated the recovery may take longer and be less robust in terms of future growth than anticipated, the U.S. equity market rally stalled somewhat. Still, for the second quarter overall, the S&P 500 Index experienced its first positive return in the last seven quarters and its best quarterly return of the decade.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

Effective stock selection and sector allocation overall contributed to the Fund’s performance during the six-month reporting period.

Which equity market sectors most significantly affected Fund performance?

An underweighted allocation to real estate investment trusts (REITs), which significantly underperformed the Russell Index, and overweighted positions in the energy and health care sectors, which substantially outpaced the Russell Index, helped the Fund’s performance most. Stock selection in the basic materials, energy, utilities and services sectors also contributed positively to the Fund’s results. Detracting somewhat from the Fund’s performance was weak stock selection in the REITs, consumer staples, insurance and health care sectors.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from overweighted positions in oil and natural gas producer Range Resources, interactive entertainment software publisher Activision Blizzard, telecommunications giant Sprint Nextel, and industrial chemicals and gas manufacturer Air Products & Chemicals.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Range Resources, a low cost, high margin natural gas producer, was a top contributor, as the company reported incremental positive exploration activity. The Fund also benefited from its holdings in Activision Blizzard, as the company successfully gained market share amidst relatively low competition. Sprint Nextel was a top performer, as ongoing signs of progress in its turnaround, including improved fundamentals, bolstered its share price. Its shares also were buoyed by the company’s release of a competitive prepaid wireless plan and new handsets. Shares of Air Products & Chemicals gained ground through a combination of long-term contracts, stable pricing and high barriers to entry.

Which individual stocks detracted significantly from the Fund’s performance during the semi-annual period?

Detracting most from the Fund’s results relative to its benchmark index were overweighted positions in insurance underwriter W.R. Berkley, tax services provider H&R Block, and integrated electric power companies Entergy and FirstEnergy.

Shares of W.R. Berkley declined after industry pricing trends suggested a later-than-expected pricing cycle. H&R Block, the biggest U.S. tax preparer, was challenged, as consumer volume was lighter than expected. Shares of Entergy and FirstEnergy declined due primarily to pricing pressures amidst broad utility sector weakness, despite sizeable free cash flows and strong balance sheets.

Did the Fund make any significant purchases or sales during the first half of the fiscal year?

During the period, we selectively added to a variety of oil services names that we believe are well-positioned to benefit from a recovery in the sector. We were focused on companies with a history of strong operational performance, experienced management and high value-added product lines as well as companies with positive secular trends. In our view, Whiting Petroleum and Smith International met these criteria. We also increased the Fund’s position in J.C. Penney, a company that has been expanding its private label business and should, in our view, have the opportunity for margin improvement in an economic recovery. Within financials, we sought to take advantage of the sector’s relative weakness by adding to the Fund’s position in Invesco.

In the health care sector, the Fund profited when we reduced its position in Laboratory Corp. of America. In utilities, we reduced the Fund’s investment in PG&E. We became more aggressive in the financials sector during the period, which led us to eliminate the Fund’s position in People’s United Financial, a highly defensive company with a strong capital base that we believe lacked a near-term catalyst. We also sold one of the Fund’s key financial holdings, Franklin Resources, as the stock appreciated beyond the mid-cap size characteristics of the Fund’s portfolio criteria.

Were there any notable changes in the Fund’s weightings during the six-month period?

During the semi-annual period, we decreased the Fund’s exposure to health care, moving from an overweighted to a neutral position compared to the Russell Index. The Fund’s allocation to utilities shifted from a modestly overweighted position to a slightly underweighted position, and its allocation to consumer cyclicals went from an underweighted exposure at the start of the reporting period to an equally-weighted position relative to the Russell Index by the end of June 2009.

How was the Fund positioned relative to its benchmark index at the end of June 2009?

At the end of June 2009, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary sector. On the same date, the Fund had underweighted positions compared to the Russell Index in REITs, industrials, basic materials and consumer staples and was rather neutrally weighted to the Index in financials, energy, health care, telecommunication services, technology and utilities.

What is the Fund’s tactical view and strategy for the months ahead?

We continue to expect increased stock-level differentiation going forward, distinguishing higher quality companies with robust business models from those likely to remain challenged. As fundamental stock pickers, we welcome such volatility. In our view, this environment should allow businesses with competitive advantages to take market share from weaker competitors and benefit from improved pricing power. While we cannot predict the near term direction of the ongoing recession or the broader markets, we are encouraged by developments in the second quarter, such as the strengthened balance sheets of banks. As always, and ever more so in this uncertain environment, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Portfolio Composition

TOP TEN PORTFOLIO HOLDINGS AS OF 6/30/09*

Holding	% of Net Assets	Line of Business

Invesco Ltd.	2.4%	Diversified Financials
PPL Corp.	2.4	Utilities
Newfield Exploration Co.	2.2	Energy
Range Resources Corp.	2.1	Energy
W. R. Berkley Corp.	2.0	Insurance
Entergy Corp.	2.0	Utilities
Republic Services, Inc.	2.0	Commercial & Professional Services
Activision Blizzard, Inc.	1.9	Software & Services
H&R Block, Inc.	1.8	Consumer Services
DISH Network Corp. Class A	1.7	Media

* Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

SECTOR ALLOCATION AS OF 6/30/09†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represents 7.3% of the Fund’s net assets at June 30, 2009. Short-term investments include investment companies.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%
Automobiles & Components – 0.8%
321,759	Johnson Controls, Inc.	$6,988,605

Banks – 3.0%
253,200	Fifth Third Bancorp	1,797,720
585,700	KeyCorp	3,069,068
47,430	M&T Bank Corp.(a)	2,415,610
538,742	New York Community Bancorp, Inc.(a)	5,759,152
1,508,700	Regions Financial Corp.	6,095,148
246,400	SunTrust Banks, Inc.	4,053,280
693,200	Synovus Financial Corp.(a)	2,072,668

		25,262,646

Capital Goods – 4.3%
62,799	Alliant Techsystems, Inc.*	5,172,125
171,294	Cooper Industries Ltd. Class A	5,318,679
143,000	Cummins, Inc.	5,035,030
184,081	Eaton Corp.	8,211,853
101,971	Lennox International, Inc.	3,274,289
121,354	Parker Hannifin Corp.	5,213,368
101,200	Rockwell Automation, Inc.	3,250,544

		35,475,888

Commercial & Professional Services – 3.2%
371,221	Iron Mountain, Inc.*(a)	10,672,604
665,461	Republic Services, Inc.	16,243,903

		26,916,507

Consumer Durables & Apparel – 3.4%
172,606	Fortune Brands, Inc.	5,996,332
67,900	M.D.C. Holdings, Inc.(a)	2,044,469
63,800	Mohawk Industries, Inc.*	2,276,384
401,600	Newell Rubbermaid, Inc.	4,180,656
18,900	NVR, Inc.*	9,495,171
138,800	Snap-On, Inc.	3,989,112

		27,982,124

Consumer Services – 2.6%
885,160	H&R Block, Inc.	15,251,307
294,300	Starwood Hotels & Resorts Worldwide, Inc.	6,533,460

		21,784,767

Diversified Financials – 5.9%
407,400	Discover Financial Services	4,183,998
1,139,500	Invesco Ltd.	20,305,890
660,200	Janus Capital Group, Inc.	7,526,280
88,226	Lazard Ltd. Class A	2,375,044
61,477	Northern Trust Corp.	3,300,085
64,500	Raymond James Financial, Inc.	1,110,045
611,230	SLM Corp.*(a)	6,277,332
195,100	The NASDAQ OMX Group, Inc.*	4,157,581

		49,236,255

Energy – 10.4%
209,900	Dril-Quip, Inc.*	7,997,190
567,228	Newfield Exploration Co.*	18,531,339
217,000	Noble Energy, Inc.	12,796,490

212,000	Pride International, Inc.*	5,312,720
420,611	Range Resources Corp.(a)	17,417,502
331,170	Smith International, Inc.	8,527,627
397,500	Weatherford International Ltd.*	7,775,100
238,700	Whiting Petroleum Corp.*(a)	8,392,692

		86,750,660

Food & Staples Retailing – 0.5%
200,100	Safeway, Inc.	4,076,037

Food, Beverage & Tobacco – 3.0%
78,778	Campbell Soup Co.	2,317,649
212,882	Coca-Cola Enterprises, Inc.	3,544,485
341,482	ConAgra Foods, Inc.	6,508,647
114,800	H. J. Heinz Co.	4,098,360
80,300	Molson Coors Brewing Co. Class B	3,399,099
102,200	The J. M. Smucker Co.	4,973,052

		24,841,292

Health Care Equipment & Services – 4.9%
67,700	Becton, Dickinson and Co.	4,827,687
54,700	C. R. Bard, Inc.	4,072,415
138,270	Edwards Lifesciences Corp.*	9,406,508
290,500	Kinetic Concepts, Inc.*(a)	7,916,125
50,546	Laboratory Corp. of America Holdings*	3,426,513
224,200	WellPoint, Inc.*	11,409,538

		41,058,786

Household & Personal Products – 1.6%
31,505	Alberto-Culver Co.	801,172
40,000	Energizer Holdings, Inc.*	2,089,600
189,639	The Clorox Co.(a)	10,587,546

		13,478,318

Insurance – 12.4%
154,594	Arch Capital Group Ltd.*	9,056,116
162,089	Everest Re Group Ltd.	11,600,710
242,500	Hartford Financial Services Group, Inc.	2,878,475
372,100	Lincoln National Corp.	6,403,841
559,600	Marsh & McLennan Companies, Inc.	11,264,748
72,611	PartnerRe Ltd.	4,716,084
323,300	Principal Financial Group, Inc.	6,090,972
765,100	The Progressive Corp.*	11,560,661
106,005	Torchmark Corp.	3,926,425
401,903	Unum Group	6,374,182
789,899	W. R. Berkley Corp.	16,959,132
350,852	Willis Group Holdings Ltd.	9,027,422
314,000	XL Capital Ltd. Class A	3,598,440

		103,457,208

 4
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Materials – 6.2%
202,800	Airgas, Inc.	$8,219,484
276,300	Celanese Corp. Class A	6,562,125
321,500	Intrepid Potash, Inc.*(a)	9,027,720
594,196	Steel Dynamics, Inc.	8,752,507
186,100	Terra Industries, Inc.	4,507,342
187,600	Vulcan Materials Co.(a)	8,085,560
168,600	Walter Energy, Inc.	6,110,064

		51,264,802

Media – 2.9%
868,200	DISH Network Corp. Class A*	14,073,522
429,400	Viacom, Inc. Class B*	9,747,380

		23,820,902

Pharmaceuticals, Biotechnology & Life Sciences – 0.5%
85,400	Biogen Idec, Inc.*	3,855,810

Real Estate Investment Trust – 4.4%
172,118	Alexandria Real Estate Equities, Inc.(a)	6,160,103
178,602	Boston Properties, Inc.	8,519,315
541,600	Douglas Emmett, Inc.	4,868,984
65,000	Essex Property Trust, Inc.(a)	4,044,950
82,800	Federal Realty Investment Trust(a)	4,265,856
123,606	Health Care REIT, Inc.(a)	4,214,965
569,996	Host Hotels & Resorts, Inc.	4,782,267

		36,856,440

Retailing – 4.8%
19,734	AutoZone, Inc.*	2,982,005
301,601	J.C. Penney Co., Inc.	8,658,964
149,900	Kohl’s Corp.*	6,408,225
179,683	Ross Stores, Inc.	6,935,764
359,400	The TJX Companies, Inc.	11,306,724
170,800	Urban Outfitters, Inc.*	3,564,596

		39,856,278

Semiconductors & Semiconductor Equipment – 1.2%
132,300	KLA-Tencor Corp.(a)	3,340,575
139,600	Linear Technology Corp.	3,259,660
439,400	Teradyne, Inc.*	3,014,284

		9,614,519

Software & Services – 4.5%
1,283,691	Activision Blizzard, Inc.*	16,213,017
90,600	Affiliated Computer Services, Inc. Class A*	4,024,452
194,197	CA, Inc.	3,384,854
125,700	Hewitt Associates, Inc. Class A*	3,743,346
310,000	IAC/InterActiveCorp*	4,975,500
408,200	Parametric Technology Corp.*	4,771,858

		37,113,027

Technology Hardware & Equipment – 2.4%
347,469	Amphenol Corp. Class A	10,993,919
327,800	CommScope, Inc.*	8,608,028

		19,601,947

Telecommunication Services – 2.0%
165,882	Embarq Corp.	6,976,997
1,995,100	Sprint Nextel Corp.*	9,596,431

		16,573,428

Transportation – 0.9%
108,639	Landstar System, Inc.	3,901,227
103,400	Norfolk Southern Corp.	3,895,078

		7,796,305

Utilities – 12.5%
458,790	American Electric Power Co., Inc.	13,254,443
447,895	CMS Energy Corp.(a)	5,410,572
434,699	DPL, Inc.	10,071,976
419,433	Edison International	13,195,362
214,671	Entergy Corp.	16,641,296
224,955	EQT Corp.	7,853,179
189,862	FirstEnergy Corp.	7,357,152
217,200	NV Energy, Inc.	2,343,588
73,904	PG&E Corp.	2,840,870
615,401	PPL Corp.	20,283,617
54,722	Sempra Energy	2,715,853
132,600	Xcel Energy, Inc.	2,441,166

		104,409,074

TOTAL COMMON STOCKS
(Cost $892,656,994)		$818,071,625

Shares	Rate	Value

Investment Company(b) – 0.7%
JPMorgan U.S. Government Money Market Fund — Capital Shares
6,179,631	0.236%	$6,179,631
(Cost $6,179,631)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $898,836,625)		$824,251,256

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(c) – 7.3%
Boston Global Investment Trust — Enhanced Portfolio
61,261,575	0.267%	$61,077,790
(Cost $60,845,006)

TOTAL INVESTMENTS – 106.3%
(Cost $959,681,631)		$885,329,046

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.3)%		(52,575,151)

NET ASSETS — 100.0%		$832,753,895

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.
(c)	Represents an affiliated issuer.

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (identified cost $898,836,625)(a)	$824,251,256
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $60,845,006)	61,077,790
Receivables:
Investment securities sold	31,105,887
Dividends and interest	1,475,104
Fund shares sold	645,224
Securities lending income	25,121
Other assets	3,441

Total assets	918,583,823

Liabilities:
Payables:
Payable upon return of securities loaned	61,468,922
Investment securities purchased	22,934,447
Fund shares redeemed	679,605
Amounts owed to affiliates	590,651
Accrued expenses	156,303

Total liabilities	85,829,928

Net Assets:
Paid-in capital	1,283,377,828
Accumulated undistributed net investment income	11,135,720
Accumulated net realized loss from investment transactions	(387,407,068)
Net unrealized loss on investments	(74,352,585)

NET ASSETS	$832,753,895

Net Assets:
Institutional	$726,755,733
Service	105,998,162

Total Net Assets	$832,753,895

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	79,867,915
Service	11,638,093

Net asset value, offering and redemption price per share:
Institutional	$9.10
Service	9.11

(a)	Includes loaned securities having a market value of $59,513,804.

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

Investment income:
Dividends	$9,045,291
Securities lending income — affiliated issuer	241,776

Total investment income	9,287,067

Expenses:
Management fees	3,157,139
Distribution and Service fees — Service Shares	126,066
Transfer Agent fees(a)	78,922
Printing fees	65,354
Professional fees	46,183
Custody and accounting fees	27,846
Trustee fees	8,460
Other	32,264

Total expenses	3,542,234

Less — expense reductions	(5,918)

Net expenses	3,536,316

NET INVESTMENT INCOME	5,750,751

Realized and unrealized gain (loss) from investment transactions:
Net realized gain (loss) from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $130,090)	(164,428,706)
Securities lending reinvestment vehicle transactions — affiliated issuer	534,464
Net change in unrealized gain on:
Investments — unaffiliated issuers	193,209,676
Securities lending reinvestment vehicle — affiliated issuer	75,227

Net realized and unrealized gain from investment transactions	29,390,661

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,141,412

(a)	Institutional and Service Shares had Transfer Agent fees of $68,837 and $10,085, respectively.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the Fiscal
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008

From operations:
Net investment income	$5,750,751	$15,229,693
Net realized loss from investment transactions	(163,894,242)	(194,282,032)
Payments by affiliate relating to certain investment transactions	—	143,867
Net change in unrealized gain (loss) on investments	193,284,903	(370,227,817)

Net increase (decrease) in net assets resulting from operations	35,141,412	(549,136,289)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(11,191,862)
Service Shares	—	(1,243,513)
From net realized gains
Institutional Shares	—	(2,004,006)
Service Shares	—	(300,378)

Total distributions to shareholders	—	(14,739,759)

From share transactions:
Proceeds from sales of shares	21,563,969	67,763,165
Reinvestments of distributions	—	14,739,759
Cost of shares redeemed	(84,069,854)	(442,712,207)

Net decrease in net assets resulting from share transactions	(62,505,885)	(360,209,283)

TOTAL DECREASE	(27,364,473)	(924,085,331)

Net assets:
Beginning of period	860,118,368	1,784,203,699

End of period	$832,753,895	$860,118,368

Accumulated undistributed net investment income	$11,135,720	$5,384,969

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from														Ratios assuming no
		investment operations				Distributions to shareholders										expense reductions
				Net										Ratio of		Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net		and	Total from	From net	net		value,		end	net expenses		income		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	of period	to average		to average		to average		to average		turnover
Years - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2009 - Institutional	$8.66	$0.06		$0.38	$0.44	$—	$—	$—	$9.10	5.08%	$726,756	0.86	%(c)	1.49	%(c)	0.86	%(c)	1.49	%(c)	55%
2009 - Service	8.68	0.05		0.38	0.43	—	—	—	9.11	4.95	105,998	1.11	(c)	1.24	(c)	1.11	(c)	1.24	(c)	55
FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008 - Institutional	14.02	0.14	(d)	(5.34)	(5.20)	(0.14)	(0.02)	(0.16)	8.66	(36.97)	748,682	0.84		1.16	(d)	0.84		1.16	(d)	93
2008 - Service	14.03	0.11	(d)	(5.34)	(5.23)	(0.10)	(0.02)	(0.12)	8.68	(37.13)	111,437	1.09		0.91	(d)	1.09		0.91	(d)	93

2007 - Institutional	16.09	0.14	(e)	0.39	0.53	(0.13)	(2.47)	(2.60)	14.02	3.20	1,559,013	0.87	(f)	0.85	(e)(f)	0.87	(f)	0.85	(e)(f)	84
2007 - Service	16.09	0.12	(e)	0.40	0.52	(0.11)	(2.47)	(2.58)	14.03	3.16	225,190	0.97	(f)	0.75	(e)(f)	1.12	(f)	0.60	(e)(f)	84

2006 - Institutional	15.53	0.13		2.39	2.52	(0.16)	(1.80)	1.96	16.09	16.16	1,673,896	0.86		0.80		0.87		0.79		57
2006 - Service (commenced January 9, 2006)	15.96	0.12		1.95	2.07	(0.14)	(1.80)	1.94	16.09	12.91	273,903	0.96	(c)	0.72	(c)	1.12	(c)	0.56	(c)	57

2005 - Institutional	15.28	0.13		1.82	1.95	(0.10)	(1.60)	(1.70)	15.53	12.83	1,430,814	0.87		0.83		0.87		0.83		53

2004 - Institutional	13.37	0.10		3.34	3.44	(0.09)	(1.44)	(1.53)	15.28	25.88	917,151	0.88		0.67		0.88		0.67		72

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.11% of average net assets.
(e)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.06% of average net assets.
(f)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements
June 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the board of trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable,

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

on certain foreign securities held by the Fund, which are subject to such taxes. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination by tax authorities.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2009, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.80%	0.72%	0.68%	0.67%	0.80%

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior period expense reimbursements, if any. For the six months ended June 30, 2009, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2009, transfer agent fees were reduced by approximately $5,900.
As of June 30, 2009, amounts owed to affiliates were approximately $554,800, $22,000 and $13,900 for management, distribution and service and transfer agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$818,071,625	$—	$—
Short-term Investments	6,179,631	61,077,790	—

Total	$824,251,256	$61,077,790	$—

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent and the collateral not be sufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2009, is reported under Investment Income on the Statement of Operations. A portion of this amount, $42,589, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2009, GSAL earned $26,807 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2009 was $24,453,984.
The following table provides information about the Fund’s investment in the Enhanced Portfolio for the six months ended June 30, 2009 (in thousands).

Number of
Shares Held			Number of Shares	Value at
Beginning of Period	Shares Bought	Shares Sold	Held End of Period	End of Period

69,764	264,094	(272,596)	61,262	$61,078

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2009 were $434,834,835 and $495,796,501, respectively. For the six-months ended June 30, 2009, Goldman Sachs earned approximately $59,100 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2008, the Fund’s capital loss carryforward and certain timing differences on a tax basis were as follows:

Capital loss carryforward:(1)
Expiring 2016	$(145,355,619)

Timing differences (post — October losses)	$(63,707,065)

(1) Expiration occurs on December 31 of the year indicated.

At June 30, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$973,792,736

Gross unrealized gain	44,378,280
Gross unrealized loss	(132,841,970)

Net unrealized security loss	$(88,463,690)

The difference between book-basis and tax-basis unrealized losses is attributable primarily to wash sales recognized for tax purposes and differences related to the tax treatment of partnership investments as of the most recent fiscal year end.

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

New Accounting Pronouncement — In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through August 17, 2009, the date that the financial statements were issued.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2009		For the Fiscal Year Ended
	(Unaudited)		December 31, 2008
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	2,400,979	$19,986,867	6,105,718	$65,852,855
Reinvestment of distributions	—	—	1,623,108	13,195,869
Shares redeemed	(8,951,218)	(72,872,365)	(32,499,851)	(399,001,871)

	(6,550,239)	(52,885,498)	(24,771,025)	(319,953,147)

Service Shares
Shares sold	182,246	1,577,102	179,463	1,910,310
Reinvestment of distributions	—	—	189,434	1,543,890
Shares redeemed	(1,378,778)	(11,197,489)	(3,588,997)	(43,710,336)

	(1,196,532)	(9,620,387)	(3,220,100)	(40,256,136)

NET DECREASE	(7,746,771)	$(62,505,885)	(27,991,125)	$(360,209,283)

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Mid Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Fund’s investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the voluntary undertaking of the Investment Adviser to reimburse certain expenses of the Fund that exceed a specified level; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense level of the Fund as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers; (g) information relating to the profitability of the Management Agreements and the transfer agency arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund; (j) capacity issues relating to the securities in which the Fund invests; (k) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (m) the current pricing of services provided by, and the profitability of, the Fund’s transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and (n) the nature and quality of the services provided to the Fund by its unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount were likely to affect the quality of the services provided to the Fund; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (j) an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Fund’s distribution plan; and (n) an annual review of the effectiveness of the Fund’s compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Fund, and the Fund’s

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

investment performance, fees and expenses, including the Fund’s expense trends over time and any breakpoints in the fee rate payable by the Fund under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, share purchase and redemption activity, the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive session with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Fund and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008. The Independent Trustees also compared the performance of the Fund to that of the Investment Adviser’s institutional composite of the performance of other accounts having similar investment objectives and policies. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether the Fund had operated within its investment policies, and had complied with its investment limitations.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees believed that the Fund had provided investment performance within a competitive range for long-term investors, and that the Investment Adviser’s continued management would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a three-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.80%
Next $3 billion	0.72
Next $3 billion	0.68
Over $8 billion	0.67

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and its shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the fee rate charged by the Investment Adviser with fee rates charged to other mutual funds in the peer group; and the Investment Adviser’s voluntary undertaking to limit “other expenses” to a certain amount. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business.

Other Benefits to the Fund and Its Shareholders
The Independent Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2010.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2009 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	1/1/09	6/30/09		6/30/09*
Institutional Actual	$1,000	$1,050.80		$4.37
Hypothetical 5% return	1,000	1,020.53	+	4.31

Service Actual	1,000	1,049.50		5.64
Hypothetical 5% return	1,000	1,019.29	+	5.56

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 1.11% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Mid Cap Value Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITMIDCAPSAR/25773.MF.TMPL/08-09

Goldman
Sachs Variable Insurance Trust

                               Goldman Sachs
                               Strategic International Equity Fund

Semi-Annual Report
June 30, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2009.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund (the “Fund”) perform during the semi-annual period ended June 30, 2009?

During the six-month period ended June 30, 2009, the Fund’s Institutional and Service Shares generated cumulative total returns of 7.18% and 7.01%, respectively. These returns compare to the 8.42% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested) (the “MSCI EAFE Index”) during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the semi-annual period?

The international equity markets faced two distinct periods during the six months ended June 30, 2009. International equity markets posted sharp declines during the first quarter of the year, as a drumbeat of negative data points concerning the global economic and financial crises extended and amplified 2008 headwinds. In addition, concerns about the financial health of banks and insurance companies drove challenging performance across geographies. International equity indices reached their lows for the semi-annual period in early March.

Then, as speculation grew surrounding a potential global economic stabilization and data became less negative, the international equity markets jumped from their early-March lows and rallied through most of the second quarter. Encouraging results from U.S. and U.K. governments’ “stress tests” and upbeat announcements from several banks sparked the broad equity market rally. Other indicators pointing to a moderation in the pace of economic decline included the Baltic Dry Index (BDI), a barometer of economic growth, which continued to rise. China’s central bank reported that its economy performed better than expected during the first quarter, suggesting its stimulus plan was gaining traction. Additionally, the G-20 committed to increasing the International Monetary Fund’s (IMF’s) resources by US$750 billion, bolstering equity markets around the world. The Chicago Board Options Exchange (CBOE) Volatility Index dropped below 30 for the first time since September 2008, while commodity prices rallied, with crude oil rising back to nearly $70 per barrel. The exuberant rally in April and May was led primarily by the riskiest segments of the international equity markets, including financials, materials, and consumer discretionary, as well as by the emerging markets.

Signs of recovery, however, were accompanied by stark reminders of the serious challenges still pressuring the global economy. Ongoing headwinds were highlighted by projections of a deeper recession, continued bankruptcies, and weakness in the housing market. We believe rising unemployment levels prompted caution by investors in June, with concerns about the sustainability of the second quarter rally moderating earlier optimism. Despite ongoing headwinds related to financial solvency and global recession, the second quarter was remarkable for the stark turnaround staged by the equity markets.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

During the reporting period, the Fund underperformed the MSCI EAFE Index due primarily to sector allocation overall and due to the currency effect of most foreign currencies appreciating against the U.S. dollar, as the U.S. dollar lost its safe haven appeal. Security selection and regional allocation as a whole contributed positively to the Fund’s relative results.

Which regions most significantly affected Fund performance?

Security selection in Japan contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the reporting period. Having exposure to the emerging markets, though a modest position, also helped. Conversely, having a moderately underweighted allocation to developed Asia ex-Japan detracted, with the currency effect in this region hurting most.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Which equity market sectors most significantly affected Fund performance?

Security selection within the information technology, energy, industrials and financials sectors contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the reporting period. Having an underweighted position compared to the benchmark index in utilities also helped. Detracting from the Fund’s results was security selection in the consumer staples and consumer discretionary sectors. Also hurting the Fund’s performance was having modestly underweighted exposure to the financials and materials sectors, which rallied strongly during the second quarter, and having an overweighted allocation to health care, which lagged.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the MSCI EAFE Index from positions in U.K. software and services company Autonomy, U.K. energy company Venture Production, Hong Kong real estate developer Sun Hung Kai Properties, Italian diversified financials firm Azimut Holding, and Japanese video and other electronic equipment manufacturer Funai Electric.

Autonomy, whose technology allows enterprises and governments to search media files in a conceptual, rather than structural, manner, was the Fund’s top contributor to performance. Demand for Autonomy’s products, driven by regulation and litigation, as well as by government spending, rose even in a difficult macroeconomic environment. Autonomy announced new contract wins, better-than-expected full year results and an accretive acquisition during the reporting period. Venture Production benefited from a stabilization of energy industry fundamentals, a rebound in commodity prices and merger and acquisition rumors. Sun Hung Kai Properties performed well on the back of the Chinese government’s response to the global financial crisis, as Hong Kong, being the gateway to China, was a key beneficiary of the stimulus programs and liquidity measures. Additionally, Sun Hung Kai Properties successfully completed development projects in Guangzhou. Shares of Italian asset manager Azimut Holdings benefited from the rising equity market and widespread strength in the financials sector. Shares of Funai Electric rose as the company gained market share in the LCD TV manufacturing segment of the electronic equipment industry.

Which individual stocks detracted significantly from the Fund’s performance during the semi-annual period?

Detracting most from the Fund’s results relative to its benchmark index were positions in French media conglomerate Vivendi, Japanese utility Kansai Electric Power, Swiss pharmaceutical manufacturer Novartis, and Japanese telecommunication services company KDDI. Also, not holding a position in U.K. commercial banking giant Barclays detracted.

Vivendi was a significant detractor after posting declining net profits, as interest payments on debt rose. Kansai Electric Power experienced weak sales results, reflecting Japan’s worst economic downturn since the end of World War II. Novartis disappointed based on weakness in the pharmaceutical sector overall and, more specifically, on less than favorable foreign exchange rates, generic patent expirations coming due and weakness in the overall economy. KDDI saw its shares decline upon reports of its fiscal year results coming in below expectations.

An underweight in European banks overall pressured relative returns, especially as the more leveraged banks were among the leaders of the equity market rally. In particular, not owning Barclays hurt, as it soared 120% in the second quarter. Regardless of the recent rally, we continue to take a long-term view and prefer to own what we consider to be more resilient and higher quality companies that face little risk of recapitalization, such as asset managers and reinsurers.

Did the Fund make any significant purchases or sales during the first half of the fiscal year?

We reduced the Fund’s exposure to Australian mining company BHP Billiton after the company rebounded from 2008 lows in the first quarter of 2009. We also reduced the Fund’s position in Nestle, the Swiss food and nutrition company, due to our concerns that consumer down-trading could negatively impact the company.

We sold out of Singapore-based bank DBS Group after concerns about bad debts and slower loan growth pressured the firm. We eliminated Australian bank Westpac Banking from the Fund’s portfolio, as the stock’s risk/reward profile became less attractive to us. The Fund profited when we eliminated Japanese food manufacturer Q.P. Corp. from its portfolio. We sold out of the Fund’s position in Vodafone, the U.K. mobile phone and service provider. We felt the stock’s valuation did not accurately reflect what we believe to be more economic sensitivity in the mobile phone business than many had previously expected.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Within the telecommunication services sector, we initiated a position in Telefonica, the leading telecommunications operator in the Spanish and Portuguese-speaking world. We favored the company’s dominant market share and good free cash flow. In financials, we initiated a Fund position in Banco Santander, Spain’s largest bank. We believe Banco Santander may benefit from increased market share in the wake of industry weakness in Europe, cost synergies from recent acquisitions and potential stabilization of non-performing loans in Spain. At the time of purchase, we did not believe the bank’s valuation reflected these positive developments. We also added Nordea, the largest Scandinavian bank, to the Fund’s portfolio. Nordea has a well-diversified business and the highest “tier one” assets of its peers. We believe Nordea should prove resilient relative to its competitors.

Were there any notable changes in the Fund’s weightings during the six-month period?

During the six-month period, we increased the Fund’s weighting in telecommunication services, decreased its exposure to consumer staples and slightly moderated its underweighted allocation in consumer discretionary. From a regional perspective, we reduced the Fund’s allocation to Developed Asia ex-Japan.

How was the Fund positioned relative to its benchmark index at the end of June 2009?

The Fund had slightly greater weightings than the MSCI EAFE Index in the consumer discretionary and health care sectors at the end of the reporting period. The Fund had significantly underweighted allocations to the consumer staples and utilities sectors and more modestly underweighted allocations to the financials, industrials, materials and telecommunication services sectors compared to the benchmark index at the end of June 2009. The Fund was virtually equal weighted to the MSCI EAFE Index in the energy and information technology sectors.

From a regional perspective, the Fund had modestly underweighted positions in Japan and Developed Asia ex-Japan and a rather neutral exposure to Europe compared to the MSCI EAFE Index at the end of June 2009.

What is the Fund’s tactical view and strategy for the months ahead?

Given recent tumult in the equity markets, the deck has been reshuffled and investors are now presented with the challenge of identifying quality investments in an uncertain market environment. While overall volatility has retreated from record highs in 2008, we believe the dispersion of returns at the stock level will likely remain elevated, particularly as companies begin to trade more on fundamentals rather than on fear or hope. We believe this type of environment, with abundant winners and losers, is ripe for fundamental stock-pickers to generate added value. We also believe the case for equities as an asset class is strong, with equity markets still trading, at the end of the reporting period, at a discount to historical averages and with bankruptcy risk virtually eliminated for many companies. We look to take advantage in the months ahead of select opportunities, particularly where sound businesses have been punished during broad sell-offs. We continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy will help us position the Fund effectively in these uncertain times.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Portfolio Composition

TOP TEN PORTFOLIO HOLDINGS AS OF 6/30/09*

Holding	% of Net Assets	Line of Business	Country

BP PLC	2.9%	Energy	United Kingdom
Roche Holding AG	2.4	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Nestle SA (Registered)	2.4	Food, Beverage & Tobacco	Switzerland
HSBC Holdings PLC	2.4	Banks	United Kingdom
Tesco PLC	2.0	Food & Staples Retailing	United Kingdom
Total SA	2.0	Energy	France
Telefonica SA	1.7	Telecommunication Services	Spain
Vivendi	1.7	Media	France
Banco Santander SA	1.6	Banks	Spain
Air Liquide SA	1.5	Materials	France

* Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

SECTOR ALLOCATION AS OF 6/30/09†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represents 7.3% of the Fund’s net assets at June 30, 2009. Short-term investments include investment companies.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 91.1%
Austria – 0.2%
8,246	Verbund – Oesterreichische Elektrizitaetswirtschafts AG Class A (Utilities)	$420,666

Bermuda – 0.3%
131,876	Hiscox Ltd. (Insurance)	628,269

Cyprus – 0.4%
162,492	ProSafe SE (Energy)	818,287

Denmark – 1.2%
46,577	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,536,828

Finland – 0.7%
78,494	Nokian Renkaat Oyj (Automobiles & Components)	1,477,068

France – 9.2%
33,168	Air Liquide SA (Materials)	3,043,347
20,291	Alstom SA (Capital Goods)(a)	1,204,806
117,021	AXA SA (Insurance)	2,214,841
26,735	Eutelsat Communications (Media)	691,985
12,662	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	554,754
36,129	SCOR SE (Insurance)	742,318
29,498	Societe Generale (Banks)	1,619,159
27,330	Sodexo (Consumer Services)	1,407,158
75,216	Total SA (Energy)	4,076,737
142,909	Vivendi (Media)(b)	3,430,357

		18,985,462

Germany – 4.1%
78,686	E.ON AG (Utilities)	2,793,176
14,153	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	1,912,138
18,174	Salzgitter AG (Materials)	1,601,861
55,232	SAP AG (Software & Services)	2,226,853

		8,534,028

Hong Kong – 2.9%
769,000	BOC Hong Kong (Holdings) Ltd. (Banks)	1,337,990
65,800	Hang Seng Bank Ltd. (Banks)	920,947
231,000	Hutchison Whampoa Ltd. (Capital Goods)	1,502,688
169,000	Sun Hung Kai Properties Ltd. (Real Estate)	2,098,609

		5,860,234

Ireland – 0.8%
75,477	CRH PLC (Materials)	1,734,772

Italy – 6.6%
117,157	Azimut Holding SpA (Diversified Financials)	1,113,206
145,610	Banca Popolare Di Milano Scarl (Banks)	868,861

126,671	Eni SpA (Energy)	3,004,256
488,648	Intesa Sanpaolo SpA (Banks)*	1,579,070
146,765	Mediobanca SpA (Diversified Financials)	1,748,902
609,730	Snam Rete Gas SpA (Utilities)	2,678,397
495,424	Terna Rete Elettrica Nazionale SpA (Utilities)(a)	1,652,285
76,901	Unione di Banche Italiane ScpA (Banks)	1,002,112

		13,647,089

Japan – 22.8%
37,500	ABC-Mart, Inc. (Retailing)	962,669
48,600	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	867,483
32,000	East Japan Railway Co. (Transportation)	1,926,588
61,700	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	1,963,590
303,000	Fujitsu Ltd. (Technology Hardware & Equipment)	1,645,967
29,700	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	1,225,455
57,000	Hitachi Metals Ltd. (Materials)	485,178
40,700	Honda Motor Co. Ltd. (Automobiles & Components)	1,119,691
321	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,003,392
417	KDDI Corp. (Telecommunication Services)	2,212,621
45,000	Koito Manufacturing Co. Ltd. (Automobiles & Components)	544,644
123,200	Komatsu Ltd. (Capital Goods)	1,902,153
123,000	Kuraray Co. Ltd. (Materials)	1,363,548
19,800	Kyocera Corp. (Technology Hardware & Equipment)	1,486,467
20,900	Mabuchi Motor Co. Ltd. (Technology Hardware & Equipment)	1,008,307
55,000	McDonald’s Holdings Co. (Japan) Ltd. (Consumer Services)	1,021,304
67,000	Mitsubishi Corp. (Capital Goods)	1,236,365
156,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	1,792,228
425,800	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,629,228
137,800	Mitsui & Co. Ltd. (Capital Goods)	1,632,886
92,000	Mitsui Fudosan Co. Ltd. (Real Estate)	1,595,663
75,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	838,460
257,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	748,866

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
161,000	Nippon Yusen Kabushiki Kaisha (Transportation)	$693,296
19,700	Nissha Printing Co. Ltd. (Commercial & Professional Services)	943,668
108,300	Nomura Holdings, Inc. (Diversified Financials)	914,144
8,930	ORIX Corp. (Diversified Financials)	531,515
75,500	Panasonic Corp. (Consumer Durables & Apparel)	1,017,180
34,200	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	802,079
13,100	Shin-Etsu Chemical Co. Ltd. (Materials)	607,564
58,100	Showa Shell Sekiyu K.K. (Energy)	614,770
235	Sony Financial Holdings, Inc. (Insurance)	647,934
407,000	Sumitomo Metal Industries Ltd. (Materials)	1,081,919
91,000	Sumitomo Metal Mining Co. Ltd. (Materials)	1,278,355
31,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,258,471
188,000	The Chiba Bank Ltd. (Banks)	1,226,954
113,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	1,138,480
214,000	Toshiba Corp. (Technology Hardware & Equipment)	775,310
59,800	Toyota Motor Corp. (Automobiles & Components)	2,261,479

		47,005,871

Jersey – 0.4%
11,784	Randgold Resources Ltd. (Materials)	759,420

Luxembourg – 0.4%
40,559	SES SA FDR (Media)	775,566

Netherlands – 1.4%
211,215	Koninklijke KPN NV (Telecommunication Services)	2,914,277

Norway – 0.3%
113,069	Petroleum Geo-Services ASA (Energy)*	705,066

Singapore – 1.2%
527,000	Singapore Press Holdings Ltd. (Media)	1,146,795
124,000	United Overseas Bank Ltd. (Banks)	1,251,258

		2,398,053

Spain – 4.5%
264,351	Banco Santander SA (Banks)	3,195,507
73,797	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,309,068

27,853	Inditex SA (Retailing)	1,340,478
152,550	Telefonica SA (Telecommunication Services)	3,464,339

		9,309,392

Sweden – 1.4%
98,000	Atlas Copco AB Class B (Capital Goods)	890,310
240,208	Nordea Bank AB (Banks)	1,909,023

		2,799,333

Switzerland – 11.8%
41,881	Credit Suisse Group AG (Registered) (Diversified Financials)	1,918,820
4,787	Geberit AG (Registered) (Capital Goods)	589,804
16,457	Kuehne + Nagel International AG (Registered) (Transportation)	1,292,708
509	Lindt & Spruengli AG (Food, Beverage & Tobacco)	951,401
131,740	Nestle SA (Registered) (Food, Beverage & Tobacco)	4,974,298
27,044	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,100,886
36,812	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,015,717
6,639	Straumann Holding AG (Registered) (Health Care Equipment & Services)(a)	1,211,456
8,055	Syngenta AG (Registered) (Materials)	1,874,124
23,981	Synthes, Inc. (Health Care Equipment & Services)	2,318,841
169,367	UBS AG (Registered) (Diversified Financials)*	2,079,558
85,123	Xstrata PLC (Materials)	925,140

		24,252,753

United Kingdom – 20.5%
387,745	Aegis Group PLC (Media)	589,732
177,610	Amlin PLC (Insurance)	885,452
43,582	Autonomy Corp. PLC (Software & Services)*	1,032,664
63,079	Berkeley Group Holdings PLC (Residential)*	836,215
152,081	BG Group PLC (Energy)	2,560,999
24,698	BHP Billiton PLC (Materials)	556,660
747,300	BP PLC (Energy)	5,905,031
245,309	Capita Group PLC (Commercial & Professional Services)	2,892,386
19,466	Close Brothers Group PLC (Diversified Financials)	210,782
1,004,136	Friends Provident Group PLC (Insurance)	1,085,867

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
583,231	HSBC Holdings PLC (Banks)	$4,859,004
90,572	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	2,357,369
111,588	Inmarsat PLC (Telecommunication Services)	1,003,702
122,418	Land Securities Group PLC (REIT)	951,990
64,278	Rio Tinto PLC (Materials)	2,226,041
154,706	Schroders PLC (Diversified Financials)	2,093,316
162,572	Serco Group PLC (Commercial & Professional Services)	1,131,323
160,759	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,218,770
89,570	Smiths Group PLC (Capital Goods)	1,036,397
26,514	Soco International PLC (Energy)*	499,266
416,077	Standard Life PLC (Insurance)	1,277,975
722,947	Tesco PLC (Food & Staples Retailing)	4,221,908
258,614	WPP PLC (Media)	1,719,784

		42,152,633

TOTAL COMMON STOCKS
(Cost $183,781,092)		$187,715,067

Exchange Traded Fund – 5.4%
Australia – 5.4%
657,392	iShares MSCI Australia Index Fund(a)	$11,044,185
(Cost $7,696,460)

		Expiration
Units	Description	Month	Value

Right* – 0.2%
United Kingdom – 0.2%
27,792	Rio Tinto PLC (Materials)	07/09	$319,149
(Cost $301,586)

Shares	Rate	Value

Investment Company(c) – 2.3%
JPMorgan U.S. Government Money Market Fund – Capital Shares
4,780,499	0.236%	$4,780,499
(Cost $4,780,499)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $196,559,637)		$203,858,900

Securities Lending Reinvestment Vehicle(c)(d) – 7.3%
Boston Global Investment Trust – Enhanced Portfolio
15,091,800	0.267%	$15,046,525
(Cost $15,024,461)

TOTAL INVESTMENTS – 106.3%
(Cost $211,584,098)		$218,905,425

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.3)%		(12,891,767)

NET ASSETS – 100.0%		$206,013,658

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust
FDR	—	Fiduciary Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	63	September 2009	$2,119,342	$24,720
FTSE 100 Index	15	September 2009	1,040,918	(2,205)

TOTAL				$22,515

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (identified cost $196,559,637)(a)	$203,858,900
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $15,024,461)	15,046,525
Cash	93,033
Foreign currencies, at value (identified cost $471,555)	473,709
Receivables:
Investment securities sold, at value	3,205,016
Dividends and interest, at value	282,321
Foreign tax reclaims, at value	164,284
Fund shares sold	36,841
Securities lending income	23,014
Reimbursement from adviser	8,475
Other assets	1,023

Total assets	223,193,141

Liabilities:
Payables:
Payable upon return of securities loaned	14,852,635
Investment securities purchased, at value	1,869,788
Amounts owed to affiliates	175,485
Fund shares redeemed	112,504
Due to broker — variation margin, at value	39,743
Accrued expenses	129,328

Total liabilities	17,179,483

Net Assets:
Paid-in capital	368,498,535
Accumulated undistributed net investment income	3,176,439
Accumulated net realized loss from investment, futures and foreign currency related transactions	(173,022,981)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	7,361,665

NET ASSETS	$206,013,658

Net Assets:
Institutional	$74,500,831
Service	131,512,827

Total Net Assets	$206,013,658

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	10,845,481
Service	19,137,186

Net asset value, offering and redemption price per share:
Institutional	$6.87
Service	6.87

(a)	Includes loaned securities having a market value of $14,088,287.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

Investment income:
Dividends(a)	$3,752,993
Securities lending income — affiliated issuer	182,537

Total investment income	3,935,530

Expenses:
Management fees	849,433
Distribution and Service fees — Service Shares	139,961
Custody and accounting fees	65,739
Professional fees	49,928
Printing fees	47,141
Transfer Agent fees(b)	18,016
Trustee fees	8,460
Other	7,804

Total expenses	1,186,482

Less — expense reductions	(31,341)

Net expenses	1,155,141

NET INVESTMENT INCOME	2,780,389

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:
Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(32,414,329)
Securities lending reinvestment vehicle transactions — affiliated issuer	158,983
Futures transactions	(414,861)
Foreign currency related transactions	131,314
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	43,522,931
Securities lending reinvestment vehicle — affiliated issuer	15,545
Futures	(6,703)
Translation of asset and liabilities denominated in foreign currencies	6,460

Net realized and unrealized gain from investment, futures and foreign currency related transactions	10,999,340

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,779,729

(a)	Foreign taxes withheld on dividends were $438,879.

(b)	Institutional and Service Shares had Transfer Agent fees of $6,820 and $11,196, respectively.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the Fiscal
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008

From operations:
Net investment income	$2,780,389	$7,548,785
Net realized loss from investment, futures and foreign currency related transactions	(32,538,893)	(130,486,653)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	43,538,233	(37,470,918)

Net increase (decrease) in net assets resulting from operations	13,779,729	(160,408,786)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(3,309,583)
Service Shares	—	(4,673,550)
From net realized gains
Institutional Shares	—	(6,448,599)
Service Shares	—	(9,909,643)

Total distributions to shareholders	—	(24,341,375)

From share transactions:
Proceeds from sales of shares	19,155,422	29,908,159
Reinvestments of distributions	—	24,341,375
Cost of shares redeemed	(14,905,736)	(44,201,132)

Net increase in net assets resulting from share transactions	4,249,686	10,048,402

TOTAL INCREASE (DECREASE)	18,029,415	(174,701,759)

Net assets:
Beginning of period	187,984,243	362,686,002

End of period	$206,013,658	$187,984,243

Accumulated undistributed net investment income	$3,176,439	$396,050

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from															Ratios assuming no
		investment operations					Distributions to shareholders										expense reduction
				Net											Ratio of		Ratio of		Ratio of
	Net asset			realized				From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net		and		Total from	From net	net		value,		end of	net expenses		income		expenses		income		Portfolio
	beginning	investment		unrealized		investment	investment	realized	Total	end of	Total	period	to average		to average		to average		to average		turnover
Year - Share Class	of period	income(a)		gain (loss)		operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2009 - Institutional	$6.41	$0.10		$0.36		$0.46	$—	$—	$—	$6.87	7.18%	$74,501	1.12	%(c)	3.22	%(c)	1.16	%(c)	3.18	%(c)	59%
2009 - Service	6.42	0.09		0.36		0.45	—	—	—	6.87	7.01	131,513	1.37	(c)	3.02	(c)	1.41	(c)	2.98	(c)	59
FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008 - Institutional	13.76	0.32	(d)	(6.69)		(6.37)	(0.33)	(0.65)	(0.98)	6.41	(45.87)	74,149	1.12		2.95	(d)	1.12		2.95	(d)	165
2008 - Service	13.76	0.28	(d)	(6.67)		(6.39)	(0.30)	(0.65)	(0.95)	6.42	(46.00)	113,836	1.37		2.64	(d)	1.37		2.64	(d)	165

2007 - Institutional	14.49	0.20		0.92		1.12	(0.21)	(1.64)	(1.85)	13.76	7.88	136,785	1.16	(e)	1.30	(e)	1.16	(e)	1.30	(e)	134
2007 - Service	14.49	0.20		0.92		1.12	(0.21)	(1.64)	(1.85)	13.76	7.86	225,901	1.18	(e)	1.30	(e)	1.41	(e)	1.07	(e)	134

2006 - Institutional	12.05	0.22		2.44	(f)	2.66	(0.22)	—	(0.22)	14.49	22.10 (g)	127,795	1.15		1.64		1.16		1.63		76
2006 - Service (commenced January 9, 2006)	12.71	0.22		1.78	(f)	2.00	(0.22)	—	(0.22)	14.49	15.74 (g)	260,251	1.17	(c)	1.68	(c)	1.41	(c)	1.44	(c)	76

2005 - Institutional	10.62	0.09		1.38		1.47	(0.04)	—	(0.04)	12.05	13.70	109,399	1.20		0.81		1.36		0.66		56

2004 - Institutional	9.48	0.07		1.18		1.25	(0.11)	—	(0.11)	10.62	13.48	108,624	1.20		0.75		1.35		0.60		63

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.12 per share and 1.12% of average net assets.
(e)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(f)	Reflects an increase of $0.05 due to payments by previous investment manager of a merged fund to compensate for possible adverse affects of the trading activity by certain contract holders of the acquired fund prior to January 9, 2006.
(g)	Performance has not been restated to reflect the impact of payments by previous investment manager of a merged fund recorded during the period related to (f) above. If restated, the performance would have been 21.69% and 15.26% for Institutional and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements
June 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings;

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund, which are subject to such taxes. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination by tax authorities.

E. Foreign Currency Translations — The books and records of the Fund are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income securities are segregated in the Statement of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Derivatives — The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. On June 30, 2009, the Fund adopted Statement of Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”) which requires enhanced disclosures about the Fund’s derivatives and hedging activities. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Futures Contracts — The Fund may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3. AGREEMENTS (continued)

For the six months ended June 30, 2009, contractual management fees with GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over
	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion

For the Period April 30, 2009 to June 30, 2009	0.85%	0.77%	0.73%	0.72%	0.71%
For the Period January 1, 2009 to April 29, 2009	1.00	0.90	0.86	0.84	0.82

Effective April 30, 2009, GSAMI contractually reduced its management fees for the Fund. As a result, the effective management rate for the six months ended June 30, 2009 was 0.94%.

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.164% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior period expense reimbursements, if any. For the six months ended June 30, 2009, GSAMI reimbursed approximately $31,200 to the Fund. In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2009, transfer agent fees were reduced by approximately $100.
As of June 30, 2009, amounts owed to affiliates were approximately $145,000, $27,100 and $3,400 for management, distribution and service and transfer agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)	$11,044,185	$188,034,216	$—
Short-term Investments	4,780,499	15,046,525	—
Derivatives	24,720	—	—

Total	$15,849,404	$203,080,741	$—

Liabilities
Derivatives	$(2,205)	$—	$—

(a)	To adjust for the time difference between local market close and the calculation of the net asset value, the Fund may utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent and the collateral not be sufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2009, is reported under Investment Income on the Statement of Operations. A portion of this amount, $27,242, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2009, GSAL earned $20,338 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2009 was $3,923,500.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

5. SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Enhanced Portfolio for the six months ended June 30, 2009 (in thousands).

Number of
Shares Held			Number of Shares Held	Value at
Beginning of Period	Shares Bought	Shares Sold	End of Period	End of Period

3,751	120,323	(108,982)	15,092	$15,047

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2009 were $111,240,192 and $102,512,733, respectively. For the six-months ended June 30, 2009, Goldman Sachs earned approximately $2,100 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2008, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforward:(1)
Expiring 2009	$(2,072,911)
Expiring 2010	(6,928,702)
Expiring 2011	(609,034)
Expiring 2016	(74,993,642)

Total capital loss carryforward	$(84,604,289)

Timing differences (post — October losses)	$(41,819,006)

(1)	Expiration occurs on December 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.

At June 30, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$225,632,232

Gross unrealized gain	5,798,608
Gross unrealized loss	(12,525,415)

Net unrealized security loss	$(6,726,807)

The difference between book-basis and tax-basis unrealized losses is attributable primarily to wash sales recognized for tax purposes and differences related to the tax treatment of partnership investments as of the most recent year end.

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

8. OTHER RISKS (continued)

operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

New Accounting Pronouncement — In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through August 17, 2009, the date that the financial statements were issued.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2009		For the Fiscal Year Ended
	(Unaudited)		December 31, 2008
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	187,569	$1,118,039	1,115,703	$12,353,890
Reinvestment of distributions	—	—	1,597,083	9,758,182
Shares redeemed	(910,991)	(5,456,573)	(1,084,971)	(10,876,786)

	(723,422)	(4,338,534)	1,627,815	11,235,286

Service Shares
Shares sold	2,990,780	18,037,383	2,062,515	17,554,269
Reinvestment of distributions	—	—	2,382,870	14,583,193
Shares redeemed	(1,585,385)	(9,449,163)	(3,130,455)	(33,324,346)

	1,405,395	8,588,220	1,314,930	(1,186,884)

NET INCREASE	681,973	$4,249,686	2,942,745	$10,048,402

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Strategic International Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Fund’s investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the voluntary undertaking of the Investment Adviser to reimburse certain expenses of the Fund that exceed a specified level; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense level of the Fund as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers; (g) information relating to the profitability of the Management Agreements and the transfer agency arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund; (j) capacity issues relating to the securities in which the Fund invests; (k) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (m) the current pricing of services provided by, and the profitability of, the Fund’s transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and (n) the nature and quality of the services provided to the Fund by its unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount were likely to affect the quality of the services provided to the Fund; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (j) an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Fund’s distribution plan; and (n) an annual review of the effectiveness of the Fund’s compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Fund, and the Fund’s

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

investment performance, fees and expenses, including the Fund’s expense trends over time and any breakpoints in the fee rate payable by the Fund under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, share purchase and redemption activity, the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive session with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Fund and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether the Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the Investment Adviser had taken a number of steps intended to improve Fund performance, including making changes to the leadership and personnel on the portfolio management team and to the

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

investment process used in selecting investments for the Fund (which among other things included a renewed emphasis on regionally-based research and stock selection). The Trustees discussed these measures at length with senior management of the Investment Adviser and concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement, including the Investment Adviser’s decision to reduce contractually the Fund’s management fee rate, which took effect in 2009. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund (which did not reflect the recent reduction in the Fund’s management fee rate). The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a three-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.85%
Next $1 billion	0.77
Next $3 billion	0.73
Next $3 billion	0.72
Over $8 billion	0.71

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees further noted that in 2009 the Investment Adviser agreed to reduce contractually the Fund’s management fee rate at each breakpoint to the rates indicated above. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and its shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the fee rate charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s voluntary undertaking to limit “other expenses” to a certain amount. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by an affiliate of the Investment Adviser for managing the portfolio in which the Fund’s cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business.

Other Benefits to the Fund and Its Shareholders
The Independent Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2010.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2009 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	1/1/09	6/30/09		6/30/09*
Institutional
Actual	$1,000	$1,071.80		$5.75
Hypothetical 5% return	1,000	1,019.24	+	5.61

Service
Actual	1,000	1,070.10		7.03
Hypothetical 5% return	1,000	1,018.00	+	6.85

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 1.12% and 1.37% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITINTLSAR/25773.MF.TMPL/08-09

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Structured Small Cap Equity Fund

Semi-Annual Report
June 30, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six months ended June 30, 2009.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) perform during the semi-annual period ended June 30, 2009?

During the six-month period ended June 30, 2009, the Fund’s Institutional and Service Shares generated cumulative total returns of 0.29% and 0.14%, respectively. These returns compare to the 2.64% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the semi-annual period?

The equity markets faced two distinct periods during the six months ended June 30, 2009. As the new year began, the global financial markets were still reeling from extraordinary conditions during the fourth quarter of 2008. Persistently elevated levels of credit spreads (i.e., the difference in yields between U.S. Treasury securities and other investment sectors) as well as both implied and realized volatilities and investor risk aversion had created an unprecedented period of market distress. Indeed, with global equity indices down over 40% on average in 2008, equity markets continued to struggle in early 2009, as signs of an economic recovery remained hard to find. At the beginning of the first quarter, major retailers and automakers worldwide warned of declines in sales and profits in upcoming months, causing their shares to decline dramatically. As speculation increased that governments globally might nationalize troubled financial institutions, shares of large banks also fell sharply through the beginning of March. Concurrently, unemployment rates continued to rise around the world, with U.S. unemployment reaching 8.5% by the end of March, its highest level in over 25 years.

Then, a slight improvement in the liquidity profile of the market, a stabilizing of commodity prices, including oil, and positive responses to certain large banks’ earnings reports and Treasury Secretary Tim Geithner’s plan to fix the banking system brought a glimmer of hope to the equity markets in March. Indeed, March was the best month since 2002 for the major U.S. equity market indices, trimming first quarter losses substantially. Driven by investor relief, as signs indicated that the global financial crisis could be calming and the economy may be stabilizing, we saw a continuation of the strong rebound in equity markets through most of the second quarter. During the second quarter, liquidity improved, the wave of new regulatory programs slowed, and consumer sentiment improved. The U.S. equity market rally stalled somewhat in the last weeks of June, given weak economic data around housing and unemployment that indicated the recovery may take longer and be less robust in terms of future growth than anticipated. Still, the second quarter overall saw the best quarterly gain for the Dow Jones Industrial Index since the second quarter of 2003 and the biggest gain for the Standard & Poor’s 500 Index since the fourth quarter of 1998. The equity market rally was broad based, with international equities rising sharply as well.

For the semi-annual period overall, the U.S. small-cap equity market, as measured by the Russell 2000 Index, lagged its large-cap counterparts, as measured by the Russell 1000 Index. This was due primarily to the large-cap equity index’s greater weighting in financials, which performed well. Within the U.S. small-cap equity market, growth stocks significantly outperformed value stocks during the six-month period. The Russell 2000 Growth Index returned 11.36% for the semi-annual period compared to the -5.17% return of the Russell 2000 Value Index. The Russell 2000 Growth Index has a heavier weighting in the information technology sector, which performed strongly during the six months ended June 30, 2009.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes (Valuation, Profitability, Quality, Management, Momentum and Sentiment) had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed during the six months with the Fund’s Management theme detracting the most, followed by Profitability. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Profitability theme assesses whether a company is earning more than its cost of capital. Valuation, which attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value, also negatively impacted relative returns, though to a lesser extent.

Momentum was by far the best-performing theme during the reporting period. Momentum seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Also adding value were Sentiment and Quality. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. We seek to outpace the Russell 2000 Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index.

That said, stock selection in the telecommunication services, energy and consumer staples sectors made the biggest positive contribution to the Fund’s results relative to the Russell 2000 Index. Conversely, stock selection in the financials and industrials sectors detracted most from the Fund’s results relative to its benchmark index.

Which individual stock positions contributed the most to the Fund’s relative returns during the first half of the fiscal year?

The Fund benefited most from overweight positions in casual dining restaurant franchiser O’Charley’s, lawn and garden products manufacturer Central Garden & Pet Co., and crude oil refiner Western Refining. We chose to overweight O’Charley’s and Central Garden & Pet Co. because of our positive views on Valuation, Quality and Momentum. The overweight in Western Refining was the result of our positive views on Sentiment and Profitability.

Which individual positions detracted from the Fund’s results during the reporting period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in commercial banks, First Bancorp and Susquehanna Bancshares, and in immunobiotics manufacturer, Emergent BioSolutions. Our positive views on Valuation led us to overweight First Bancorp and Susquehanna Bancshares. The Fund had an overweighted position in Emergent BioSolutions because of our positive views on Profitability.

Did you make any enhancements to your quantitative models during the reporting period?

We continuously look for ways to improve our investment process. Accordingly, during the reporting period, we introduced a number of enhancements to the proprietary quantitative model we use in the Fund. During the first quarter of 2009, we added a new factor to our global models (excluding emerging markets), which extends the Fund’s Momentum theme by examining additional relationships across firms. This enhancement is part of our ongoing research effort in developing cross-company linkage signals. We believe that this new factor has predictive ability and should further add value to our process over time.

During the second quarter of 2009, we introduced an enhanced risk model to our process. The key features are the dynamic adjustment of volatility decay rates based on the market environment as well as the decomposition of factor exposures into different lags and the inclusion of short interest as a control factor. The expected benefits of these rather complex features are the ability to react to changing markets in a more timely manner, avoiding stale exposures and better controlling active exposure to heavily shorted companies.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

What is your strategy going forward for the Fund?

In the coming months, we believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. Our focus will remain on companies with increasingly strong fundamentals, sustainable earnings, good profitability and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or size allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long run. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

CHANGES MADE TO THE TEAM’S MANAGEMENT

Mark Carhart and Ray Iwanowski, formerly co-heads of Quantitative Investment Strategies (QIS), have retired, each to pursue separate personal and professional objectives. Giorgio De Santis, co-head of QIS Research, also decided to retire.

Katinka Domotorffy, Head of Strategy for QIS, has assumed the role of Chief Investment Officer (CIO) and Head of QIS. Since joining Goldman Sachs in 1998, she has been a senior portfolio manager, researcher and strategist with the QIS team. Bob Jones will remain as co-CIO of the QIS equity team. Kent Daniel, senior portfolio manager and co-head of QIS Research, has joined Katinka and Bob as co-CIO of the equity business.

Bob Litterman will remain as the Chairman of QIS. The QIS team includes more than 115 professionals across all areas of the company, with 30 more in the information technology division.

Portfolio Composition

TOP TEN PORTFOLIO HOLDINGS AS OF 6/30/09*

Holding	% of Net Assets	Line of Business

USA Mobility, Inc.	1.2%	Telecommunication Services
Rayonier, Inc.	1.1	Real Estate Investment Trust
Sanderson Farms, Inc.	1.1	Food, Beverage & Tobacco
Federal Realty Investment Trust	1.0	Real Estate Investment Trust
PharMerica Corp.	1.0	Health Care Equipment & Services
Fred’s, Inc. Class A	1.0	Retailing
Realty Income Corp.	0.9	Real Estate Investment Trust
Aeropostale, Inc.	0.9	Retailing
Aspen Insurance Holdings Ltd.	0.9	Insurance
Facet Biotech Corp.	0.8	Pharmaceuticals, Biotechnology & Life Sciences

* Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

SECTOR ALLOCATION AS OF 6/30/09†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represents 22.1% of the Fund’s net assets at June 30, 2009. Short-term investments include investment companies.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments

June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 98.0%
Automobiles & Components – 1.1%
6,637	Amerigon, Inc.*	$40,486
23,421	ArvinMeritor, Inc.	102,818
13,672	Cooper Tire & Rubber Co.	135,626
9,705	Dana Holding Corp.*	12,423
5,786	Dorman Products, Inc.*	80,020
21,535	Exide Technologies*	80,326
7,412	Federal Mogul Corp.*	70,043
30,186	Modine Manufacturing Co.	144,893
11,684	Standard Motor Products, Inc.	96,627
9,475	Tenneco, Inc.*	100,435
18,213	TRW Automotive Holdings Corp.*(a)	205,807
3,259	Winnebago Industries	24,214

		1,093,718

Banks – 5.0%
3,894	1st Source Corp.	67,249
17,737	Associated Banc-Corp(a)	221,713
16,126	Bancorpsouth, Inc.	331,067
5,808	CapitalSource, Inc.	28,343
31,164	Cathay General Bancorp(a)	296,370
6,760	Central Pacific Financial Corp.	25,350
487	City National Corp.	17,936
934	Cullen/Frost Bankers, Inc.	43,076
34,911	CVB Financial Corp.(a)	208,419
23,030	First Bancorp	123,026
41,713	First Financial Northwest, Inc.	326,196
5,670	First Midwest Bancorp, Inc.	41,448
8,096	Great Southern Bancorp, Inc.(a)	166,373
50,477	International Bancshares Corp.(a)	520,418
4,503	MGIC Investment Corp.	19,813
17,164	Pinnacle Financial Partners, Inc.*(a)	228,624
11,542	Renasant Corp.	173,361
37,203	Sterling Bancshares, Inc.	235,495
62,642	Susquehanna Bancshares, Inc.(a)	306,319
5,301	SVB Financial Group*	144,293
7,588	TCF Financial Corp.(a)	101,452
2,753	Texas Capital Bancshares, Inc.*	42,589
12,942	Trustmark Corp.(a)	250,039
17,649	Washington Federal, Inc.(a)	229,437
5,516	Whitney Holding Corp.(a)	50,527
39,943	Wilshire Bancorp, Inc.	229,672
22,728	Wintrust Financial Corp.(a)	365,466

		4,794,071

Capital Goods – 8.3%
5,306	AAR Corp.*(a)	85,161
12,463	Acuity Brands, Inc.	349,587
6,429	AGCO Corp.*(b)	186,891
22,020	Albany International Corp. Class A	250,588
5,498	Alliant Techsystems, Inc.*(a)	452,815
6,858	American Woodmark Corp.	164,249
15,951	Apogee Enterprises, Inc.	196,197
5,276	Applied Signal Technology, Inc.	134,591
39,033	Belden, Inc.	651,851
5,323	Briggs & Stratton Corp.	71,009

8,421	Builders FirstSource, Inc.*(a)	35,031
2,822	Cascade Corp.	44,390
7,812	Ceradyne, Inc.*	137,960
1,542	Cubic Corp.	55,188
2,841	Ducommun, Inc.	53,382
14,296	Dycom Industries, Inc.*	158,257
13,671	DynCorp International, Inc. Class A*	229,536
12,701	Encore Wire Corp.(a)	271,166
21,466	EnerSys*	390,467
9,992	EnPro Industries, Inc.*(a)	179,956
3,510	Esterline Technologies Corp.*	95,016
4,758	Fushi Copperweld, Inc.*	39,349
1,649	General Cable Corp.*(a)	61,969
13,049	Gibraltar Industries, Inc.	89,647
6,093	Granite Construction, Inc.	202,775
12,539	Insteel Industries, Inc.	103,321
5,135	Integrated Electrical Services, Inc.*	40,104
8,348	John Bean Technologies Corp.	104,517
12,068	Kadant, Inc.*	136,248
43,981	LSI Industries, Inc.	239,696
2,711	Miller Industries, Inc.*	23,857
6,976	Mueller Industries, Inc.	145,101
11,341	NACCO Industries, Inc. Class A	325,714
7,466	Polypore International, Inc.*	83,022
14,459	Power-One, Inc.*(a)	21,544
26,285	Quanex Building Products Corp.	294,918
1,532	Raven Industries, Inc.	39,219
68,874	Taser International, Inc.*(a)	314,065
6,663	Tennant Co.	122,533
24,053	Toro Co.(a)	719,185
7,350	TriMas Corp.*	24,770
4,132	Trinity Industries, Inc.	56,278
3,303	Universal Forest Products, Inc.	109,296
1,411	Vicor Corp.	10,187
3,210	Watsco, Inc.(a)	157,065
16,842	Woodward Governor Co.	333,472

		7,991,140

Commercial & Professional Services – 3.8%
7,331	Administaff, Inc.	170,592
3,523	ATC Technology Corp.*	51,083
17,398	CDI Corp.	193,988
18,231	Comfort Systems USA, Inc.	186,868
1,197	Consolidated Graphics, Inc.*	20,852
7,079	Diamond Management & Technology Consultants, Inc.	29,732
403	G&K Services, Inc. Class A	8,523
18,718	HNI Corp.	338,047
14,348	ICT Group, Inc.*	125,258
36,850	Kelly Services, Inc. Class A	403,507
37,573	Kforce, Inc.*	310,729
22,187	Kimball International, Inc. Class B	138,447
91,517	MPS Group, Inc.*	699,190
5,448	Robert Half International, Inc.	128,682
67,280	Spherion Corp.*	277,194
21,351	The Standard Register Co.(a)	69,604

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Commercial & Professional Services – (continued)
16,550	TrueBlue, Inc.*	$139,020
5,998	United Stationers, Inc.*	209,210
25,416	Volt Information Sciences, Inc.*	159,358

		3,659,884

Consumer Durables & Apparel – 2.3%
28,302	American Greetings Corp. Class A	330,567
9,467	Blyth, Inc.	310,423
24,891	Carter’s, Inc.*(a)	612,568
18,548	Harman International Industries, Inc.(a)	348,702
1,852	Hooker Furniture Corp.	21,261
12,078	iRobot Corp.*	156,773
39,999	La-Z-Boy, Inc.(a)	188,795
8,015	Perry Ellis International, Inc.*	58,349
6,508	Polaris Industries, Inc.(a)	209,037

		2,236,475

Consumer Services – 2.9%
2,393	Ameristar Casinos, Inc.(a)	45,539
654	Buffalo Wild Wings, Inc.*	21,268
1,457	California Pizza Kitchen, Inc.*	19,364
1,616	CEC Entertainment, Inc.*	47,640
4,289	Choice Hotels International, Inc.	114,130
8,720	Domino’s Pizza, Inc.*	65,313
8,867	Gaylord Entertainment Co.*	112,700
4,122	Lakes Entertainment, Inc.*	11,995
18,215	Landry’s Restaurants, Inc.*	156,649
31,066	O’Charleys, Inc.	287,360
4,413	Panera Bread Co. Class A*(b)	220,032
26,254	Papa John’s International, Inc.*(a)	650,837
4,456	PF Chang’s China Bistro, Inc.*	142,859
1,110	Pre-Paid Legal Services, Inc.*	48,385
3,235	Steiner Leisure Ltd.*	98,765
3,898	The Cheesecake Factory, Inc.*(a)	67,435
46,553	The Steak N Shake Co.*	406,873
2,516	Vail Resorts, Inc.*	67,479
4,771	WMS Industries, Inc.*	150,334
3,292	Wyndham Worldwide Corp.	39,899

		2,774,856

Diversified Financials – 4.6%
82,208	Advance America, Cash Advance Centers, Inc.	364,182
43,906	Allied Capital Corp.	152,793
13,606	American Capital Ltd.	43,675
73,983	Apollo Investment Corp.	443,898
6,965	BGC Partners, Inc. Class A	26,397
20,442	BlackRock Kelso Capital Corp.	127,354
1,547	Cash America International, Inc.	36,184
13,519	Cohen & Steers, Inc.	202,109
29,424	Compass Diversified Holdings	238,040
677	Diamond Hill Investment Group, Inc.*	27,202
23,422	E*Trade Financial Corp.*	29,980
4,279	Eaton Vance Corp.(a)	114,463
1,468	Evercore Partners, Inc. Class A	28,832

20,013	FBR Capital Markets Corp.*	94,061
6,838	Federated Investors, Inc. Class B(a)	164,727
13,141	Fifth Street Finance Corp.	131,936
10,846	GAMCO Investors, Inc. Class A	526,031
3,500	Gladstone Capital Corp.	26,355
26,375	Hercules Technology Growth Capital, Inc.	220,495
579	International Assets Holding Corp.*	8,610
1,601	Investment Technology Group, Inc.*	32,644
13,891	Kohlberg Capital Corp.	87,791
6,431	LaBranche & Co., Inc.*	27,653
54,640	MCG Capital Corp.*	132,775
23,644	MF Global Ltd.*(a)	140,209
12,164	MVC Capital, Inc.	102,907
17,800	NGP Capital Resources Co.	104,486
1,791	Oppenheimer Holdings, Inc. Class A	37,916
2,287	Penson Worldwide, Inc.*	20,469
3,505	Piper Jaffray Cos, Inc.*	153,063
53,481	Primus Guaranty Ltd.*	126,215
16,881	Pzena Investment Management, Inc. Class A	127,958
5,950	Rewards Network, Inc.*	22,491
6,473	SEI Investments Co.	116,773
7,528	The First Marblehead Corp.*	15,207
2,211	Virtus Investment Partners, Inc.*	32,480
7,090	World Acceptance Corp.*(a)	141,162

		4,429,523

Energy – 4.9%
6,877	Alpha Natural Resources, Inc.*	180,659
19,466	Basic Energy Services, Inc.*	132,953
19,221	Berry Petroleum Co. Class A(a)	357,318
13,484	Bill Barrett Corp.*(a)	370,271
35,017	Cal Dive International, Inc.*(a)	302,197
20,753	Cimarex Energy Co.	588,140
5,860	Complete Production Services, Inc.*	37,270
9,676	Exterran Holdings, Inc.*(a)	155,203
2,169	Hercules Offshore, Inc.*	8,611
2,710	Overseas Shipholding Group, Inc.(a)	92,248
5,036	Patterson-UTI Energy, Inc.(a)	64,763
22,510	Petroquest Energy, Inc.*(a)	83,062
8,765	Pioneer Drilling Co.*	41,984
24,428	Rosetta Resources, Inc.*(a)	213,745
13,293	St. Mary Land & Exploration Co.(a)	277,425
13,844	Swift Energy Co.*(a)	230,503
5,090	Union Drilling, Inc.*	33,696
7,622	Unit Corp.*	210,138
50,974	Venoco, Inc.*	390,970
9,111	W&T Offshore, Inc.	88,741
17,330	Willbros Group, Inc.*	216,798
14,205	World Fuel Services Corp.(a)	585,672

		4,662,367

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – 0.6%
17,292	Casey’s General Stores, Inc.(a)	$444,232
3,903	Ingles Markets, Inc. Class A	59,482
5,229	The Pantry, Inc.*	86,801

		590,515

Food, Beverage & Tobacco – 3.8%
2,429	Boston Beer Co., Inc. Class A*	71,874
2,515	Chiquita Brands International, Inc.*(a)	25,804
22,274	Hansen Natural Corp.*(a)	686,485
22,653	Imperial Sugar Co.	274,328
12,841	J&J Snack Foods Corp.	460,992
2,554	Lancaster Colony Corp.	112,555
12,177	Lance, Inc.	281,654
35,870	National Beverage Corp.*	382,015
22,797	Sanderson Farms, Inc.(a)	1,025,865
11,130	Smithfield Foods, Inc.*(a)	155,486
5,856	Universal Corp.	193,892

		3,670,950

Health Care Equipment & Services – 7.5%
26,058	Align Technology, Inc.*(a)	276,215
5,975	American Medical Systems Holdings, Inc.*	94,405
31,887	AMN Healthcare Services, Inc.*	203,439
15,327	Angiodynamics, Inc.*	203,389
2,576	Aspect Medical Systems, Inc.*	15,224
14,548	Assisted Living Concepts, Inc. Class A*	211,673
739	Atrion Corp.	99,092
4,613	Beckman Coulter, Inc.	263,587
10,298	BioScrip, Inc.*	60,964
2,508	Cardiac Science Corp.*	10,082
14,932	Computer Programs & Systems, Inc.(a)	572,045
5,347	DexCom, Inc.*	33,098
13,883	ev3, Inc.*(a)	148,826
4,247	Gen-Probe, Inc.*	182,536
31,882	HealthSpring, Inc.*	346,238
10,735	Hill-Rom Holdings, Inc.	174,122
12,151	Idexx Laboratories, Inc.*	561,376
2,786	I-Flow Corp.*	19,335
16,005	Invacare Corp.	282,488
9,606	IRIS International, Inc.*	113,351
28,383	Kindred Healthcare, Inc.*	351,098
15,371	LCA-Vision, Inc.*(a)	64,866
3,771	LifePoint Hospitals, Inc.*	98,989
7,408	Magellan Health Services, Inc.*	243,131
18,492	Medcath Corp.*	217,466
18,639	Medical Action Industries, Inc.*	213,417
6,193	MedQuist, Inc.	37,653
12,263	Molina Healthcare, Inc.*	293,331
72,598	Nighthawk Radiology Holdings, Inc.*	268,613
2,664	Palomar Medical Technologies, Inc.*	39,054
47,718	PharMerica Corp.*(a)	936,704
6,032	RTI Biologics, Inc.*	25,877

4,060	Skilled Healthcare Group, Inc. Class A*	30,450
5,611	STERIS Corp.	146,335
35,595	Theragenics Corp.*	45,918
9,664	TomoTherapy, Inc.*	26,576
26,408	Universal American Corp.*	230,278
1,035	WellCare Health Plans, Inc.*	19,137

		7,160,378

Household & Personal Products – 0.7%
56,435	Central Garden & Pet Co. Class A*	555,885
46,558	Mannatech, Inc.(a)	153,641

		709,526

Insurance – 2.1%
20,749	American Equity Investment Life Holding Co.	115,779
38,255	Aspen Insurance Holdings Ltd.	854,617
28,471	CNA Surety Corp.*	384,074
2,846	Employers Holdings, Inc.	38,563
1,438	First American Corp.	37,259
3,038	Infinity Property & Casualty Corp.	110,765
5,672	National Financial Partners Corp.(a)	41,519
462	National Western Life Insurance Co. Class A	53,939
2,777	Reinsurance Group of America, Inc.	96,945
4,509	Safety Insurance Group, Inc.	137,795
9,813	Selective Insurance Group, Inc.	125,312

		1,996,567

Materials – 3.8%
17,276	A. Schulman, Inc.	261,040
4,217	Allied Nevada Gold Corp.*(a)	33,989
6,325	AM Castle & Co.	76,406
4,626	Balchem Corp.	113,430
13,187	Brush Engineered Materials, Inc.*	220,882
39,576	Buckeye Technologies, Inc.*	177,696
6,563	Clearwater Paper Corp.*	165,978
1,794	Domtar Corp.*	29,745
2,629	Haynes International, Inc.*	62,307
4,963	Innospec, Inc.	53,352
16,414	Kaiser Aluminum Corp.	589,427
36,451	Louisiana-Pacific Corp.*	124,663
2,690	Minerals Technologies, Inc.	96,894
2,817	OM Group, Inc.*	81,749
9,909	Omnova Solutions, Inc.*	32,303
51,648	PolyOne Corp.*	139,966
2,695	Reliance Steel & Aluminum Co.	103,461
27,410	Spartech Corp.	251,898
15,111	Sutor Technology Group Ltd.*	49,413
27,148	Westlake Chemical Corp.(a)	553,548
30,924	Worthington Industries, Inc.	395,518

		3,613,665

Media – 0.7%
11,971	Arbitron, Inc.	190,219
4,375	Ascent Media Corp. Class A*	116,287

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)
6,140	CTC Media, Inc.*	$72,575
8,897	Journal Communications, Inc. Class A	9,342
23,320	Live Nation, Inc.*	113,335
9,627	National CineMedia, Inc.	132,468
3,823	RCN Corp.*	22,823

		657,049

Pharmaceuticals, Biotechnology & Life Sciences – 7.8%
71,500	Accelrys, Inc.*	422,565
1,409	Albany Molecular Research, Inc.*	11,821
41,613	Alkermes, Inc.*	450,253
5,380	Bio-Rad Laboratories, Inc. Class A*	406,082
3,217	Cambrex Corp.*	13,254
6,189	Caraco Pharmaceutical Laboratories Ltd.*	19,000
5,287	Cepheid, Inc.*(a)	49,804
1,259	Charles River Laboratories International, Inc.*	42,491
13,981	Cubist Pharmaceuticals, Inc.*	256,272
81,142	Depomed, Inc.*	263,711
10,522	Dionex Corp.*	642,158
31,005	Enzon Pharmaceuticals, Inc.*(a)	244,009
23,742	eResearchTechnology, Inc.*	147,438
81,520	Facet Biotech Corp.*	757,321
5,101	Harvard Bioscience, Inc.*	20,149
6,006	Human Genome Sciences, Inc.*	17,177
5,591	Idera Pharmaceuticals, Inc.*(a)	32,763
100,993	Insmed, Inc.*(a)	100,993
20,544	Isis Pharmaceuticals, Inc.*(a)	338,976
32,530	Lexicon Pharmaceuticals, Inc.*	40,337
6,511	MAP Pharmaceuticals, Inc.*	79,564
26,279	Martek Biosciences Corp.*(a)	555,801
27,473	Maxygen, Inc.*	184,619
20,181	Molecular Insight Pharmaceuticals, Inc.*(a)	104,336
3,919	Myriad Genetics, Inc.*	139,712
1,798	Myriad Pharmaceuticals, Inc.*	8,361
75,018	Nabi Biopharmaceuticals*	181,544
77,805	PDL BioPharma, Inc.	614,659
51,126	Progenics Pharmaceuticals, Inc.*	263,299
73,144	Questcor Pharmaceuticals, Inc.*	365,720
11,141	Regeneron Pharmaceuticals, Inc.*	199,647
23,306	Synta Pharmaceuticals Corp.*(a)	53,837
2,636	The Medicines Co.*	22,116
10,086	Varian, Inc.*(a)	397,691

		7,447,480

Real Estate Investment Trust – 6.4%
1,670	AMB Property Corp.	31,413
18,570	BRE Properties, Inc.	441,223
27,896	Chimera Investment Corp.	97,357
3,224	Digital Realty Trust, Inc.	115,581
2,455	Duke Realty Corp.	21,530
18,285	Federal Realty Investment Trust(a)	942,043
27,469	Franklin Street Properties Corp.(a)	363,964
4,897	Hospitality Properties Trust	58,225

19,345	Liberty Property Trust(a)	445,709
15,844	LTC Properties, Inc.	324,010
4,985	Mack-Cali Realty Corp.	113,658
10,278	Nationwide Health Properties, Inc.(a)	264,556
10,488	Omega Healthcare Investors, Inc.	162,774
29,921	Rayonier, Inc.(a)	1,087,628
41,015	Realty Income Corp.(a)	899,049
10,785	Regency Centers Corp.(a)	376,504
23,575	Senior Housing Properties Trust	384,744

		6,129,968

Retailing – 6.6%
17,448	99 Cents Only Stores*(a)	236,944
25,262	Aeropostale, Inc.*(a)	865,729
7,599	Asbury Automotive Group, Inc.	77,814
1,512	Blue Nile, Inc.*	65,001
26,380	Brown Shoe Co., Inc.	190,991
22,162	Build-A-Bear Workshop, Inc.*(a)	99,064
7,293	Charlotte Russe Holding, Inc.*	93,934
15,682	Chico’s FAS, Inc.*(a)	152,586
6,735	Citi Trends, Inc.*	174,302
4,298	Conn’s, Inc.*	53,725
9,272	Dollar Tree, Inc.*	390,351
7,394	Dress Barn, Inc.*(a)	105,734
8,213	Family Dollar Stores, Inc.	232,428
72,531	Fred’s, Inc. Class A	913,891
2,165	Gaiam, Inc. Class A*	11,843
12,377	Genesco, Inc.*	232,316
23,732	HOT Topic, Inc.*(a)	173,481
8,386	HSN, Inc.*	88,640
5,553	Jo-Ann Stores, Inc.*	114,780
9,258	Netflix, Inc.*(a)	382,726
20,165	NutriSystem, Inc.	292,392
14,235	PetSmart, Inc.	305,483
50,069	Stage Stores, Inc.	555,766
26,510	The Cato Corp. Class A(a)	462,334
33,955	Tuesday Morning Corp.*	114,428

		6,386,683

Semiconductors & Semiconductor Equipment – 4.6%
2,512	Actel Corp.*	26,954
66,899	Amkor Technology, Inc.*(a)	316,432
5,364	Anadigics, Inc.*	22,475
44,485	Applied Micro Circuits Corp.*	361,663
14,428	Cirrus Logic, Inc.*	64,926
8,682	Cohu, Inc.	77,964
48,089	CSR PLC*	277,982
16,160	Cypress Semiconductor Corp.*(a)	148,672
22,265	DSP Group, Inc.*	150,511
11,661	Entegris, Inc.*	31,718
8,745	Entropic Communications, Inc.*	19,676
44,862	Exar Corp.*	322,558
13,059	Integrated Device Technology, Inc.*	78,876
217,196	Lattice Semiconductor Corp.*	408,328
25,618	Micrel, Inc.	187,524
51,992	MIPS Technologies, Inc.*	155,976
2,272	MKS Instruments, Inc.*	29,968
25,918	PLX Technology, Inc.*	97,711

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
19,642	RF Micro Devices, Inc.*	$73,854
18,864	Rudolph Technologies, Inc.*	104,129
3,331	Sigma Designs, Inc.*	53,429
186,615	Silicon Image, Inc.*	429,215
109,498	Silicon Storage Technology, Inc.*	204,761
7,933	Standard Microsystems Corp.*	162,230
19,287	Ultratech, Inc.*	237,423
5,385	Volterra Semiconductor Corp.*	70,759
24,492	Zoran Corp.*	266,963

		4,382,677

Software & Services – 8.8%
39,880	Acxiom Corp.(a)	352,140
11,455	ArcSight, Inc.*	203,555
42,314	Art Technology Group, Inc.*	160,793
18,606	Blackbaud, Inc.(a)	289,323
11,258	Chordiant Software, Inc.*	40,867
80,925	Ciber, Inc.*	250,868
37,100	CommVault Systems, Inc.*(a)	615,118
12,576	CSG Systems International, Inc.*	166,506
13,052	Dice Holdings, Inc.*	60,692
9,540	DivX, Inc.*	52,375
62,457	EarthLink, Inc.*	462,806
7,408	Epicor Software Corp.*	39,262
8,692	ExlService Holdings, Inc.*	97,437
29,207	FalconStor Software, Inc.*	138,733
37,579	Internap Network Services Corp.*	131,151
1,960	Kenexa Corp.*	22,677
7,932	Lawson Software, Inc.*	44,261
49,826	Lionbridge Technologies, Inc.*	91,680
9,736	Liquidity Services, Inc.*	95,997
5,286	LivePerson, Inc.*	21,144
18,870	Manhattan Associates, Inc.*	343,811
58,317	Marchex, Inc. Class B	196,528
39,309	Mentor Graphics Corp.*	215,020
7,086	MicroStrategy, Inc. Class A*	355,859
30,669	ModusLink Global Solutions, Inc.*	210,389
2,631	Monotype Imaging Holdings, Inc.*	17,917
9,747	Ness Technologies, Inc.*	38,111
12,434	NeuStar, Inc. Class A*	275,537
78,762	OpenTV Corp. Class A*	103,966
35,401	Parametric Technology Corp.*(a)	413,838
4,847	Perficient, Inc.*	33,881
9,244	PROS Holdings, Inc.*	75,061
17,966	QAD, Inc.	58,390
2,568	Rackspace Hosting, Inc.*	35,592
134,042	RealNetworks, Inc.*	400,786
13,553	Renaissance Learning, Inc.(a)	124,823
11,591	RightNow Technologies, Inc.*	136,774
15,427	StarTek, Inc.*	123,725
24,774	SumTotal Systems, Inc.*	119,163
60,596	Symyx Technologies*	354,487
12,094	TeleTech Holdings, Inc.*	183,224
24,010	The Hackett Group, Inc.*	55,943
25,182	TIBCO Software, Inc.*	180,555
23,565	TiVo, Inc.*	246,961
12,030	Unica Corp.*	65,924
25,735	United Online, Inc.	167,535

38,901	Valueclick, Inc.*	409,239
8,988	VeriFone Holdings, Inc.*(a)	67,500
22,974	Web.com Group, Inc.*	129,344

		8,477,268

Technology Hardware & Equipment – 7.2%
52,491	3Com Corp.*(a)	247,233
32,493	Acme Packet, Inc.*	328,829
18,001	Agilysys, Inc.	84,245
9,594	Airvana, Inc.*	61,114
480	Arrow Electronics, Inc.*	10,195
23,832	Aruba Networks, Inc.*	208,292
17,262	Avid Technology, Inc.*	231,483
2,157	Avnet, Inc.*	45,362
1,860	Avocent Corp.*	25,966
7,104	Bel Fuse, Inc. Class B	113,948
19,797	Benchmark Electronics, Inc.*	285,077
20,346	BigBand Networks, Inc.*	105,189
66,625	Brightpoint, Inc.*	417,739
29,134	Cray, Inc.*	229,576
5,672	CTS Corp.	37,152
17,178	Electronics for Imaging, Inc.*	183,117
56,797	Extreme Networks*	113,594
40,505	Harris Stratex Networks, Inc. Class A*	262,472
58,574	Imation Corp.	445,748
32,833	Ingram Micro, Inc. Class A*(a)	574,577
10,137	Insight Enterprises, Inc.*	97,923
22,026	Isilon Systems, Inc.*	93,390
11,289	Ixia*	76,088
14,892	Methode Electronics, Inc.	104,542
3,036	Netezza Corp.*	25,259
5,306	Netgear, Inc.*	76,459
11,851	Novatel Wireless, Inc.*	106,896
3,740	PC Mall, Inc.*	25,282
13,002	PC-Tel, Inc.*	69,561
5,928	Plantronics, Inc.	112,098
186,698	Powerwave Technologies, Inc.*(a)	300,584
131,842	Quantum Corp.*	109,429
16,202	Radisys Corp.*	145,980
8,553	Seachange International, Inc.*	68,681
57,387	ShoreTel, Inc.*	459,096
13,577	Smart Modular Technologies (WWH), Inc.*	30,820
26,723	Sonus Networks, Inc.*	43,024
7,900	STEC, Inc.*(a)	183,201
7,883	Super Micro Computer, Inc.*	60,384
30,589	Symmetricom, Inc.*	176,499
8,506	Tech Data Corp.*	278,231
28,380	Tellabs, Inc.*	162,617
18,178	Tollgrade Communications, Inc.*	95,253

		6,912,205

Telecommunication Services – 2.0%
6,002	Centennial Communications Corp.*	50,177
101,179	PAETEC Holding Corp.*	273,183
28,799	Syniverse Holdings, Inc.*	461,648

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Telecommunication Services – (continued)
88,363	USA Mobility, Inc.	$1,127,512
10,747	Virgin Mobile USA, Inc. Class A*	43,203

		1,955,723

Transportation – 1.4%
6,333	Dollar Thrifty Automotive Group, Inc.*	88,345
14,346	Hertz Global Holdings, Inc.*	114,624
2,304	J.B. Hunt Transport Services, Inc.(a)	70,341
2,301	Knight Transportation, Inc.(a)	38,082
3,719	Landstar System, Inc.	133,549
19,464	Marten Transport Ltd.*	404,073
3,234	Ultrapetrol Bahamas Ltd.*	14,327
7,243	Universal Truckload Services, Inc.	113,353
17,188	UTi Worldwide, Inc.*	195,943
9,822	Werner Enterprises, Inc.(a)	177,975
12,084	YRC Worldwide, Inc.*	20,905

		1,371,517

Utilities – 1.1%
16,075	Black Hills Corp.(a)	369,564
4,544	SJW Corp.	103,149
7,975	Southwest Gas Corp.	177,125
9,473	Unisource Energy Corp.	251,413
10,111	Westar Energy, Inc.	189,784

		1,091,035

TOTAL COMMON STOCKS
(Cost $93,356,050)		$94,195,240

Closed-End Fund – 0.0%
2,413	Kayne Anderson Energy Development Co.	31,996
(Cost $32,710)

	Rate

Investment Company(c) – 2.7%
JPMorgan U.S. Government Money Market Fund – Capital Shares
2,602,113	0.236%	$2,602,113
(Cost $2,602,113)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $95,990,873)		$96,829,349

Securities Lending Reinvestment Vehicle(c)(d) – 22.1%
Boston Global Investment Trust – Enhanced Portfolio II
21,238,626	0.282%	$21,174,910
(Cost $20,996,964)

TOTAL INVESTMENTS – 122.8%
(Cost $116,987,837)		$118,004,259

LIABILITIES IN EXCESS OF OTHER ASSETS – (22.8)%		(21,912,172)

NET ASSETS – 100.0%		$96,092,087

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(d)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2009, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Loss

Russell 2000 Mini Index	34	September 2009	$1,724,480	$(11,111)

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (identified cost $95,990,873)(a)	$96,829,349
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $20,996,964)	21,174,910
Cash	81,422
Receivables:
Investment securities sold	3,606,643
Due from custodian	89,707
Dividends and interest	84,450
Securities lending income	7,390
Fund shares sold	4,012
Other assets	698

Total assets	121,878,581

Liabilities:
Payables:
Payable upon return of securities loaned	21,467,755
Investment securities purchased	3,947,342
Fund shares redeemed	161,329
Amounts owed to affiliates	100,431
Due to broker — variation margin	2,222
Accrued expenses	107,415

Total liabilities	25,786,494

Net Assets:
Paid-in capital	160,909,021
Accumulated undistributed net investment income	897,575
Accumulated net realized loss from investment and futures transactions	(66,719,820)
Net unrealized gain on investments and futures	1,005,311

NET ASSETS	$96,092,087

Net Assets:
Institutional	$80,709,944
Service	15,382,143

Total Net Assets	$96,092,087

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	11,528,202
Service	2,206,406

Net asset value, offering and redemption price per share:
Institutional	$7.00
Service	6.97

(a)	Includes loaned securities having a market value of $20,724,660.

The accompanying notes are an integral part of these financial statements.
11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

Investment income:
Dividends	$735,836
Securities lending income — affiliated issuer	76,367

Total investment income	812,203

Expenses:
Management fees	322,163
Professional fees	45,279
Custody and accounting fees	38,690
Printing fees	12,999
Distribution and Service fees — Service Shares	12,531
Transfer Agent fees(a)	8,588
Trustee fees	8,460
Other	5,717

Total expenses	454,427

Less — expense reductions	(71,346)

Net expenses	383,081

NET INVESTMENT INCOME	429,122

Realized and unrealized gain (loss) from investment and futures transactions:
Net realized gain (loss) from:
Investment transaction — unaffiliated issuers	(19,701,485)
Securities lending reinvestment vehicle transactions — affiliated issuer	12,672
Futures transactions	247,771
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	19,579,176
Securities lending reinvestment vehicle — affiliated issuer	136,478
Futures	(186,107)

Net realized and unrealized gain from investment and futures transactions	88,505

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$517,627

(a)	Institutional and Service Shares had Transfer Agent fees of $7,586 and $1,002, respectively.

 12
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the Fiscal
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008

From operations:
Net investment income	$429,122	$1,061,513
Net realized loss from investment and futures transactions	(19,441,042)	(42,454,681)
Net change in unrealized gain (loss) on investments and futures	19,529,547	(7,454,796)

Net increase (decrease) in net assets resulting from operations	517,627	(48,847,964)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(781,388)
Service Shares	—	(53,513)
From net realized gains
Institutional Shares	—	(197,173)
Service Shares	—	(14,073)

Total distributions to shareholders	—	(1,046,147)

From share transactions:
Proceeds from sales of shares	10,372,426	17,777,531
Reinvestments of distributions	—	1,046,147
Cost of shares redeemed	(7,514,617)	(29,119,034)

Net increase (decrease) in net assets resulting from share transactions	2,857,809	(10,295,356)

TOTAL INCREASE (DECREASE)	3,375,436	(60,189,467)

Net assets:
Beginning of period	92,716,651	152,906,118

End of period	$96,092,087	$92,716,651

Accumulated undistributed net investment income	$897,575	$468,453

The accompanying notes are an integral part of these financial statements.
13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to										Ratios assuming no
		investment operations				shareholders										expense reductions
				Net										Ratio of		Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		income		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		to average		turnover
Year - Share Class	of period	income		gain (loss)	operations	income	gains	distributions	period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2009 - Institutional	$6.98	$0.03(b	)	$(0.01)	$0.02	$—	$—	$—	$7.00	0.29%	$80,710	0.86	%(c)	1.03	%(c)	1.01	%(c)	0.88	%(c)	102%
2009 - Service	6.96	0.02(b	)	(0.01)	0.01	—	—	—	6.97	0.14	15,382	1.11	(c)	0.76	(c)	1.26	(c)	0.61	(c)	102

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008 - Institutional	10.71	0.09(d	)	(3.74)	(3.65)	(0.06)	(0.02)	(0.08)	6.98	(33.95)	86,253	0.86		0.85	(d)	1.06		0.65	(d)	189
2008 - Service	10.71	0.06(d	)	(3.73)	(3.67)	(0.06)	(0.02)	(0.08)	6.96	(34.16)	6,464	1.11		1.92	(d)	1.31		1.72	(d)	189

2007 - Institutional	14.44	0.07(b	)(e)	(2.42)	(2.35)	(0.05)	(1.33)	(1.38)	10.71	(16.48)	152,896	0.90	(f)	0.49	(e)(f)	0.95	(f)	0.44	(e)(f)	163
2007 - Service (commenced August 31, 2007)	12.81	0.02(b	)	(0.74)	(0.72)	(0.05)	(1.33)	(1.38)	10.71	(5.86)	10	0.96	(c)	0.56	(c)	1.21	(c)	0.31	(c)	163

2006 - Institutional	13.93	0.07(b	)	1.64	1.71	(0.10)	(1.10)	(1.20)	14.44	12.27	202,929	0.87		0.49		0.99		0.37		133

2005 - Institutional	14.40	0.05(b	)	0.86	0.91	(0.04)	(1.34)	(1.38)	13.93	6.07	195,042	0.89		0.37		0.93		0.33		119

2004 - Institutional	12.99	0.02(b	)	2.10	2.12	(0.03)	(0.68)	(0.71)	14.40	16.33	191,821	0.90		0.14		0.97		0.07		146

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.14% of average net assets.
(e)	Reflects income recognized from a special dividend which amounted to $0.02 per share and 0.14% of average net assets.
(f)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements
June 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the board of trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable,

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

on certain foreign securities held by the Fund, which are subject to such taxes. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination by tax authorities.

E. Derivatives — The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. On June 30, 2009, the Fund adopted Statement of Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”) which requires enhanced disclosures about the Fund’s derivatives and hedging activities. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Futures Contracts — The Fund may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price,

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2009, contractual and net management fees with GSAM were at the following rates:

					Effective Net
Contractual Management Rate					Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	(after waiver)

0.75%	0.68%	0.65%	0.64%	0.75%	0.73	%*

*	GSAM has voluntarily agreed to waive a portion of its Management fee equal to 0.02% of the Fund’s average daily net assets. For the six months ended June 30, 2009, GSAM waived approximately $8,600 of the Fund’s management fee.

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior period expense reimbursements, if any. For the six months ended June 30, 2009, GSAM reimbursed approximately $62,200 to the Fund. In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2009, transfer agent fees were reduced by approximately $500.
As of June 30, 2009, amounts owed to affiliates were approximately $95,700, $3,100 and $1,600 for management, distribution and service and transfer agent fees, respectively.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$93,949,254	$277,982	$—
Short-term Investments	2,602,113	21,174,910	—

Total	$96,551,367	$21,452,892	$—

Liabilities
Derivatives	$(11,111)	$—	$—

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent and the collateral not be sufficient to cover the cost of repurchasing securities on loan.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

5. SECURITIES LENDING (continued)

The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2009, is reported under Investment Income on the Statement of Operations. A portion of this amount, $11,333, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2009, GSAL earned $8,418 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2009 was $6,989,013.
The following table provides information about the Fund’s investment in the Enhanced Portfolio II for the six months ended June 30, 2009 (in thousands).

Number of
Shares Held			Number of Shares	Value at
Beginning of Period	Shares Bought	Shares Sold	Held End of Period	End of Period

9,206	40,643	(28,610)	21,239	$21,175

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2009 were $91,046,140 and $86,496,455, respectively. For the six-months ended June 30, 2009, Goldman Sachs earned approximately $400 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2008, the Fund’s capital loss carryforward and certain timing differences on a tax basis were as follows:

Capital loss carryforward:(1)
Expiring 2016	$(34,979,788)

Timing differences (related to post-October losses, related to the recognition of certain REIT dividends for tax purposes)	$(10,609,808)

(1)	Expiration occurs on December 31 of the year indicated.

At June 30, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$118,464,359

Gross unrealized gain	8,114,669
Gross unrealized loss	(8,574,769)

Net unrealized security loss	$(460,100)

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

7. TAX INFORMATION (continued)

The difference between book and tax-basis unrealized losses is attributable primarily to wash sales, mark to market gains (losses) on regulated futures, and differing tax treatments of partnership investments as of the most recent fiscal year end.

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

New Accounting Pronouncement — In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through August 14, 2009, the date that the financial statements were issued.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2009		For the Fiscal Year Ended
	(Unaudited)		December 31, 2008
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	368,778	$2,311,389	1,165,736	$10,502,596
Reinvestment of distributions	—	—	150,317	978,561
Shares redeemed	(1,204,460)	(7,503,634)	(3,224,897)	(29,097,259)

	(835,682)	(5,192,245)	(1,908,844)	(17,616,102)

Service Shares
Shares sold	1,278,947	8,061,037	920,266	7,274,935
Reinvestment of distributions	—	—	10,414	67,586
Shares redeemed	(1,766)	(10,983)	(2,362)	(21,775)

	1,277,181	8,050,054	928,318	7,320,746

NET INCREASE (DECREASE)	441,499	$2,857,809	(980,526)	$(10,295,356)

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Fund’s investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the voluntary undertakings of the Investment Adviser to reimburse certain fees and expenses of the Fund that exceed specified levels and the estimated annualized savings realized by the Fund from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense level of the Fund as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers; (g) information relating to the profitability of the Management Agreements and the transfer agency arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund; (j) capacity issues relating to the securities in which the Fund invests; (k) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (m) the current pricing of services provided by, and the profitability of, the Fund’s transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and (n) the nature and quality of the services provided to the Fund by its unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount were likely to affect the quality of the services provided to the Fund; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (j) an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Fund’s distribution plan; and (n) an annual review of the effectiveness of the Fund’s compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Fund, and the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and any breakpoints in the fee rate payable by the Fund under the Management Agreement.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, share purchase and redemption activity, the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.

Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive session with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.

In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Fund and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Performance

The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether the Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted the unusual market conditions prevailing in 2007 and 2008. The Trustees also noted that, in response to market events of 2007 and 2008, the Investment Adviser had taken a number of steps intended to improve Fund performance, including making certain changes to the Quantitative Investment Strategies (“QIS”) team’s personnel and making adjustments to the QIS team’s investment process used to manage the Fund (which among other things included changes in trading strategies and enhancements to the models). The Trustees discussed these measures at length with senior management of the Investment Adviser and concluded that the changes implemented by the Investment Adviser, and the Fund’s recent performance, provided a basis for concluding that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a two-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Fund’s “other expenses” ratio (excluding certain expenses) and the contractual management fee to certain specified levels. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

 26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale

The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.65
Over $8 billion	0.64

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and its shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the fee rate charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s voluntary undertakings to limit management fees and “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Independent Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2010.

 28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2009 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses  — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses
				Paid for the
	Beginning	Ending		6 Months
	Account value	Account Value		Ended
Share Class	1/01/09	6/30/09		6/30/09*
Institutional
Actual	$1,000	$1,002.90		$4.27
Hypothetical 5% return	1,000	1,020.53	+	4.31

Service
Actual	1,000	1,001.40		5.51
Hypothetical 5% return	1,000	1,019.29	+	5.56

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 1.11% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	John M. Perlowski, Senior Vice
Diana M. Daniels	President and Treasurer
Patrick T. Harker	Peter V. Bonanno, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITSTRSCSAR/25773.MF.TMPL/08-09

Goldman
Sachs Variable Insurance Trust

Goldman Sachs Structured U.S. Equity Fund

Semi-Annual Report
June 30, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six months ended June 30, 2009.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund (the “Fund”) perform during the semi-annual period ended June 30, 2009?

During the six-month period ended June 30, 2009, the Fund’s Institutional and Service Shares generated cumulative total returns of 0.63% and 0.50%, respectively. These returns compare to the 3.16% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested) (the “S&P 500 Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the semi-annual period?

The equity markets faced two distinct periods during the six months ended June 30, 2009. As the new year began, the global financial markets were still reeling from extraordinary conditions during the fourth quarter of 2008. Persistently elevated levels of credit spreads (i.e., the difference in yields between U.S. Treasury securities and other investment sectors) as well as both implied and realized volatilities and investor risk aversion had created an unprecedented period of market distress. Indeed, with global equity indices down over 40% on average in 2008, equity markets continued to struggle in early 2009, as signs of an economic recovery remained hard to find. At the beginning of the first quarter, major retailers and automakers worldwide warned of declines in sales and profits in upcoming months, causing their shares to decline dramatically. As speculation increased that governments globally might nationalize troubled financial institutions, shares of large banks also fell sharply through the beginning of March. Concurrently, unemployment rates continued to rise around the world, with U.S. unemployment reaching 8.5% by the end of March, its highest level in over 25 years.

Then, a slight improvement in the liquidity profile of the market, a stabilizing of commodity prices, including oil, and positive responses to certain large banks’ earnings reports and Treasury Secretary Tim Geithner’s plan to fix the banking system brought a glimmer of hope to the equity markets in March. Indeed, March was the best month since 2002 for the major U.S. equity market indices, trimming first quarter losses substantially. Driven by investor relief, as signs indicated that the global financial crisis could be calming and the economy may be stabilizing, we saw a continuation of the strong rebound in equity markets through most of the second quarter. During the second quarter, liquidity improved, the wave of new regulatory programs slowed, and consumer sentiment improved. The U.S. equity market rally stalled somewhat in the last weeks of June, given weak economic data around housing and unemployment that indicated the recovery may take longer and be less robust in terms of future growth than anticipated. Still, the second quarter overall saw the best quarterly gain for the Dow Jones Industrial Index since the second quarter of 2003 and the biggest gain for the Standard & Poor’s 500 Index since the fourth quarter of 1998. The equity market rally was broad based, with international equities rising sharply as well.

For the semi-annual period overall, the U.S. large-cap equity market, as measured by the S&P 500 Index, outpaced its small-cap counterparts, as measured by the S&P SmallCap 600 Index. This was due primarily to the large-cap equity index’s greater weighting in financials, which performed well. Within the U.S. large-cap equity market, growth stocks significantly outperformed value stocks during the six-month period. The S&P 500/Citigroup Growth Index returned 7.52% for the semi-annual period compared to the -1.41% return of the S&P 500/Citigroup Value Index. The growth-oriented index has a heavier weighting in the information technology sector, which performed strongly during the six months ended June 30, 2009.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

What key factors were responsible for the Fund’s performance during the six-month reporting period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes (Valuation, Profitability, Quality, Management, Momentum and Sentiment) had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed during the six months, with the Fund’s Momentum theme detracting the most, followed by Sentiment and Quality. The Momentum theme seeks to predict drifts in stock prices caused by under-reaction to company-specific information. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management, which assesses the characteristics, policies and strategic decisions of company management, also negatively impacted relative returns, though to a lesser extent.

Profitability and Valuation contributed positively to the Fund’s returns relative to the S&P 500 Index. Profitability assesses whether a company is earning more than its cost of capital. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. We seek to outpace the S&P 500 Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index.

That said, stock selection in the telecommunication services, information technology and industrials sectors made the biggest positive contribution to the Fund’s results relative to the S&P 500 Index. Conversely, stock selection in the financials, consumer discretionary and energy sectors detracted most from the Fund’s results relative to its benchmark index.

Which individual stock positions contributed the most to the Fund’s relative returns during the first half of the fiscal year?

The Fund benefited most from overweight positions in telecommunications firm Sprint Nextel and tobacco company Lorillard. Having an underweight position in financials company Wells Fargo also helped. We chose to overweight Sprint Nextel because of our positive views on Valuation and Quality. The overweight in Lorillard was the result of our positive views on Quality and Profitability. The Fund was underweight Wells Fargo because of our negative views on Valuation and Management.

Which individual positions detracted from the Fund’s results during the reporting period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in supplemental insurance company Aflac, oil refiner Valero Energy and energy producer Devon Energy. Our positive views on Profitability, Sentiment and Quality led us to overweight Aflac. The Fund had an overweighted position in Valero Energy because of our positive view on Profitability. We chose to overweight Devon Energy because of our favorable views on Quality and Momentum.

Did you make any enhancements to your quantitative models during the reporting period?

We continuously look for ways to improve our investment process. Accordingly, during the reporting period, we introduced a number of enhancements to the proprietary quantitative model we use in the Fund. During the first quarter of 2009, we added a new factor to our global models (excluding emerging markets), which extends the Fund’s Momentum theme by examining additional relationships across firms. This enhancement is part of our ongoing research effort in developing cross-company linkage signals. We believe that this new factor has predictive ability and should further add value to our process over time.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

During the second quarter of 2009, we introduced an enhanced risk model to our process. The key features are the dynamic adjustment of volatility decay rates based on the market environment as well as the decomposition of factor exposures into different lags and the inclusion of short interest as a control factor. The expected benefits of these rather complex features are the ability to react to changing markets in a more timely manner, avoiding stale exposures and better controlling active exposure to heavily shorted companies.

What is your strategy going forward for the Fund?

In the coming months, we believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. Our focus will remain on companies with increasingly strong fundamentals, sustainable earnings, good profitability and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or size allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long run. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

CHANGES MADE TO THE TEAM’S MANAGEMENT

Mark Carhart and Ray Iwanowski, formerly co-heads of Quantitative Investment Strategies (QIS), have retired, each to pursue separate personal and professional objectives. Giorgio De Santis, co-head of QIS Research, also decided to retire.

Katinka Domotorffy, Head of Strategy for QIS, has assumed the role of Chief Investment Officer (CIO) and Head of QIS. Since joining Goldman Sachs in 1998, she has been a senior portfolio manager, researcher and strategist with the QIS team. Bob Jones will remain as co-CIO of the QIS equity team. Kent Daniel, senior portfolio manager and co-head of QIS Research, has joined Katinka and Bob as co-CIO of the equity business.

Bob Litterman will remain as the Chairman of QIS. The QIS team includes more than 115 professionals across all areas of the company, with 30 more in the information technology division.

Portfolio Composition

TOP TEN PORTFOLIO HOLDINGS AS OF 6/30/09*

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.1%	Software & Services
Exxon Mobil Corp.	3.6	Energy
Lorillard, Inc.	2.9	Food, Beverage & Tobacco
Devon Energy Corp.	2.1	Energy
Eli Lilly & Co.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Wal-Mart Stores, Inc.	2.0	Food & Staples Retailing
Cisco Systems, Inc.	1.8	Technology Hardware & Equipment
Amgen, Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Pfizer, Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Accenture Ltd. Class A	1.7	Software & Services

* Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

SECTOR ALLOCATION AS OF 6/30/09†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represents 13.4% of the Fund’s net assets at June 30, 2009. Short-term investments include investment companies.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments

June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%
Automobiles & Components – 1.6%
5,877	BorgWarner, Inc.(a)	$200,700
13,938	Federal Mogul Corp.*	131,714
222,670	Johnson Controls, Inc.	4,836,392
107,681	TRW Automotive Holdings Corp.*(a)	1,216,795

		6,385,601

Banks – 2.8%
61,660	BB&T Corp.	1,355,287
9,413	Comerica, Inc.	199,085
11,023	Hudson City Bancorp, Inc.	146,496
194,929	U.S. Bancorp	3,493,128
254,314	Wells Fargo & Co.	6,169,657

		11,363,653

Capital Goods – 5.4%
27,814	AGCO Corp.*(b)	808,553
1,125	Cummins, Inc.	39,611
84,411	Emerson Electric Co.	2,734,917
325,420	General Electric Co.	3,813,922
43,836	Lockheed Martin Corp.	3,535,373
70,534	Northrop Grumman Corp.	3,221,993
3,788	Raytheon Co.	168,301
4,882	Rockwell Collins, Inc.	203,726
47,216	Toro Co.(a)	1,411,759
34,686	Tyco International Ltd.	901,142
104,016	United Technologies Corp.	5,404,671
5,105	URS Corp.*	252,800

		22,496,768

Commercial & Professional Services – 0.5%
31,539	Manpower, Inc.	1,335,361
34,183	Robert Half International, Inc.(a)	807,403

		2,142,764

Consumer Durables & Apparel – 0.6%
138,020	Harman International Industries, Inc.(a)	2,594,776

Consumer Services – 1.1%
104,200	Carnival Corp.(a)	2,685,234
52	Choice Hotels International, Inc.	1,384
90,246	Marriott International, Inc. Class A(a)	1,991,734

		4,678,352

Diversified Financials – 7.4%
2,886	Affiliated Managers Group, Inc.*	167,936
30,719	Allied Capital Corp.(a)	106,902
39,742	American Express Co.	923,604
410,158	Bank of America Corp.	5,414,086
8,860	BlackRock, Inc.(a)	1,554,221
1,035,381	Citigroup, Inc.(a)	3,075,082
84,668	Eaton Vance Corp.(a)	2,264,869
71,544	Federated Investors, Inc. Class B(a)	1,723,495
31,696	Franklin Resources, Inc.	2,282,429
117,021	JPMorgan Chase & Co.	3,991,586
21,377	MF Global Ltd.*(a)	126,766

27,900	Moody’s Corp.(a)	735,165
99,677	SEI Investments Co.	1,798,173
112,980	T. Rowe Price Group, Inc.(a)	4,707,877
40,711	The Bank of New York Mellon Corp.	1,193,239
13,671	Waddell & Reed Financial, Inc. Class A	360,504

		30,425,934

Energy – 12.2%
84,437	Alpha Natural Resources, Inc.*	2,218,160
73,617	Chevron Corp.	4,877,126
44,260	Cimarex Energy Co.	1,254,328
142,920	ConocoPhillips	6,011,215
159,436	Devon Energy Corp.	8,689,262
88,353	Exterran Holdings, Inc.*(a)	1,417,182
214,908	Exxon Mobil Corp.	15,024,218
49,126	Frontier Oil Corp.	644,042
3,622	Mariner Energy, Inc.*	42,559
157,703	Patterson-UTI Energy, Inc.(a)	2,028,061
51,412	Schlumberger Ltd.	2,781,903
22,040	St. Mary Land & Exploration Co.(a)	459,975
41,837	Tesoro Corp.(a)	532,585
685	Unit Corp.*	18,886
272,634	Valero Energy Corp.	4,604,788
710	W&T Offshore, Inc.	6,916

		50,611,206

Food & Staples Retailing – 2.0%
174,452	Wal-Mart Stores, Inc.	8,450,455

Food, Beverage & Tobacco – 8.1%
149,241	Archer-Daniels-Midland Co.	3,995,182
32,004	Bunge Ltd.(a)	1,928,241
48,280	Coca-Cola Enterprises, Inc.	803,862
118,127	Hansen Natural Corp.*(a)	3,640,674
29,874	Hormel Foods Corp.	1,031,848
174,592	Lorillard, Inc.	11,832,100
53,346	PepsiCo, Inc.	2,931,896
127,436	Philip Morris International, Inc.	5,558,758
26,408	Smithfield Foods, Inc.*(a)	368,920
108,702	Tyson Foods, Inc. Class A	1,370,732

		33,462,213

Health Care Equipment & Services – 1.9%
47,785	Boston Scientific Corp.*	484,540
166,154	Coventry Health Care, Inc.*(a)	3,108,741
35,336	Hologic, Inc.*	502,831
52,952	Humana, Inc.*(a)	1,708,232
2,947	Idexx Laboratories, Inc.*	136,151
38,582	Stryker Corp.	1,533,249
9,892	WellCare Health Plans, Inc.*	182,903
4,700	Zimmer Holdings, Inc.*	200,220

		7,856,867

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Household & Personal Products – 1.9%
68,436	Colgate-Palmolive Co.	$4,841,162
58,777	The Procter & Gamble Co.	3,003,505

		7,844,667

Insurance – 1.5%
16,970	Aflac, Inc.	527,597
3,395	Lincoln National Corp.	58,428
47,896	MetLife, Inc.	1,437,359
41,633	Prudential Financial, Inc.	1,549,580
23,111	The Travelers Companies, Inc.	948,476
103,543	Unum Group	1,642,192

		6,163,632

Materials – 2.8%
22,662	Allegheny Technologies, Inc.(a)	791,584
41,764	Ball Corp.	1,886,062
2,788	Cabot Corp.	35,073
14,151	Commercial Metals Co.	226,840
33,679	Eastman Chemical Co.	1,276,434
46,756	Huntsman Corp.(a)	235,183
13,821	Monsanto Co.	1,027,453
85,994	Reliance Steel & Aluminum Co.	3,301,310
36,994	Schnitzer Steel Industries, Inc. Class A(a)	1,955,503
60,918	The Dow Chemical Co.	983,216

		11,718,658

Media – 2.5%
5,654	Clear Channel Outdoor Holdings, Inc. Class A*	29,966
174,637	Comcast Corp. Class A	2,530,490
35,500	Comcast Corp. Special Class A	500,550
28,788	News Corp. Class A	262,259
9,000	News Corp. Class B	95,130
25,887	Scripps Networks Interactive, Inc. Class A	720,435
53,558	The Walt Disney Co.	1,249,508
189,687	Time Warner, Inc.	4,778,216

		10,166,554

Pharmaceuticals, Biotechnology & Life Sciences – 11.8%
140,385	Amgen, Inc.*	7,431,982
84,613	Biogen Idec, Inc.*	3,820,277
29,054	Bristol-Myers Squibb Co.	590,087
244,130	Eli Lilly & Co.	8,456,663
58,409	Forest Laboratories, Inc.*	1,466,650
30,595	Genzyme Corp.*	1,703,224
141,845	Gilead Sciences, Inc.*	6,644,020
113,678	Johnson & Johnson	6,456,910
131,166	Merck & Co., Inc.(a)	3,667,401
495,438	Pfizer, Inc.(a)	7,431,570
23,485	Thermo Fisher Scientific, Inc.*	957,483
276	Wyeth	12,528

		48,638,795

Real Estate Investment Trust – 1.9%
31,118	Federal Realty Investment Trust(a)	1,603,199
19,951	Liberty Property Trust(a)	459,671

44,181	Plum Creek Timber Co., Inc.(a)	1,315,710
53,372	Rayonier, Inc.(a)	1,940,072
49,957	Simon Property Group, Inc.(a)	2,569,289

		7,887,941

Retailing – 4.3%
3,981	Aeropostale, Inc.*	136,429
15,788	Amazon.com, Inc.*	1,320,824
15,661	Big Lots, Inc.*	329,351
49,442	Dollar Tree, Inc.*	2,081,508
144,233	Family Dollar Stores, Inc.	4,081,794
13,486	HSN, Inc.*	142,547
87,452	Liberty Media Corp. – Interactive*	438,135
129,864	PetSmart, Inc.	2,786,881
82,472	Ross Stores, Inc.(a)	3,183,419
103,005	The TJX Companies, Inc.	3,240,537

		17,741,425

Semiconductors & Semiconductor Equipment – 2.6%
90,667	Broadcom Corp. Class A*(a)	2,247,635
1,202	Cypress Semiconductor Corp.*	11,058
7,066	Fairchild Semiconductor International, Inc.*	49,391
13,319	Integrated Device Technology, Inc.*	80,447
298,841	Intel Corp.	4,945,819
83,977	LSI Corp.*	382,935
145,084	Texas Instruments, Inc.	3,090,289

		10,807,574

Software & Services – 7.9%
204,756	Accenture Ltd. Class A	6,851,136
21,209	Adobe Systems, Inc.*	600,215
81,504	eBay, Inc.*(a)	1,396,163
13,063	Google, Inc. Class A*	5,507,230
713,351	Microsoft Corp.	16,956,353
24,653	Symantec Corp.*	383,601
59,113	VeriSign, Inc.*	1,092,408

		32,787,106

Technology Hardware & Equipment – 8.3%
19,649	ADC Telecommunications, Inc.*	156,406
15,804	Apple, Inc.*	2,250,964
39,871	Arrow Electronics, Inc.*	846,860
42,862	Avnet, Inc.*	901,388
408,593	Cisco Systems, Inc.*	7,616,173
339,305	Dell, Inc.*	4,658,658
1,350	EchoStar Corp. Class A*	21,519
319,079	EMC Corp.*	4,179,935
134,164	Ingram Micro, Inc. Class A*	2,347,870
40,177	International Business Machines Corp.	4,195,282
140,630	NetApp, Inc.*(a)	2,773,224
7,468	QUALCOMM, Inc.	337,554
159,410	Seagate Technology	1,667,429
42,459	Sun Microsystems, Inc.*	391,472

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
126,046	Tellabs, Inc.*	$722,243
49,463	Western Digital Corp.*	1,310,769

		34,377,746

Telecommunication Services – 3.7%
257,727	AT&T, Inc.(b)	6,401,939
105,361	Embarq Corp.	4,431,484
64,001	NII Holdings, Inc.*	1,220,499
568,231	Sprint Nextel Corp.*	2,733,191
13,893	Telephone & Data Systems, Inc.	393,172

		15,180,285

Transportation – 2.5%
7,196	C.H. Robinson Worldwide, Inc.	375,271
48,173	Expeditors International of Washington, Inc.	1,606,088
57,956	FedEx Corp.	3,223,513
102,412	United Parcel Service, Inc. Class B	5,119,576

		10,324,448

Utilities – 2.6%
259,042	Duke Energy Corp.	3,779,423
471,615	Dynegy, Inc. Class A*	1,070,566
95,839	Exelon Corp.(a)	4,907,915
61,970	Mirant Corp.*	975,408

		10,733,312

TOTAL COMMON STOCKS
(Cost $412,956,895)		$404,840,732

Shares	Rate	Value

Investment Company(c) – 2.4%
JPMorgan U.S. Government Money Market Fund – Capital Shares
9,752,180	0.236%	$9,752,180
(Cost $9,752,180)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $422,709,075)		$414,592,912

Securities Lending Reinvestment Vehicle(c)(d) – 13.4%
Boston Global Investment Trust – Enhanced Portfolio II
55,661,512	0.282%	$55,494,527
(Cost $55,037,670)

TOTAL INVESTMENTS – 113.7%
(Cost $477,746,745)		$470,087,439

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.7)%		(56,535,268)

NET ASSETS – 100.0%		$413,552,171

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(d)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2009, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Loss

S&P 500 E-mini	188	September 2009	$8,605,700	$(37,036)

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $422,709,075)(a)	$414,592,912
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $55,037,670)	55,494,527
Receivables:
Fund shares sold	761,260
Dividends and interest	337,417
Securities lending income	166,938
Reimbursement from adviser	14,320
Other assets	1,888

Total assets	471,369,262

Liabilities:

Payables:
Payable upon return of securities loaned	56,259,239
Fund shares redeemed	572,186
Amounts owed to affiliates	248,481
Due to broker — variation margin	53,580
Accrued expenses and other liabilities	683,605

Total liabilities	57,817,091

Net Assets:

Paid-in capital	721,283,156
Accumulated undistributed net investment income	5,337,874
Accumulated net realized loss from investment and futures transactions	(305,372,517)
Net unrealized loss on investments and futures	(7,696,342)

NET ASSETS	$413,552,171

Net Assets:
Institutional	$314,596,276
Service	98,955,895

Total Net Assets	$413,552,171

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	39,134,563
Service	12,304,985

Net asset value, offering and redemption price per share:
Institutional	$8.04
Service	8.04

(a)	Includes loaned securities having a market value of $54,318,001.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

Investment income:
Dividends	$5,044,251
Securities lending income — affiliated issuer	481,472

Total investment income	5,525,723

Expenses:
Management fees	1,297,039
Distribution and Service fees — Service Shares	118,562
Printing fees	45,464
Professional fees	44,296
Transfer Agent fees(a)	39,906
Custody and accounting fees	29,334
Trustee fees	8,460
Other	18,458

Total expenses	1,601,519

Less — expense reductions	(80,385)

Net expenses	1,521,134

NET INVESTMENT INCOME	4,004,589

Realized and unrealized gain (loss) from investment and futures transactions:
Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(98,188,401)
Securities lending reinvestment vehicle transactions — affiliated issuer	42,917
Futures transactions	139,528
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	92,981,837
Securities lending reinvestment vehicle — affiliated issuer	347,686
Futures	(251,789)

Net realized and unrealized loss from investment and futures transactions	(4,928,222)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(923,633)

(a)	Institutional and Service Shares had Transfer Agent fees of $30,422 and $9,484, respectively.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the Fiscal
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008

From operations:
Net investment income	$4,004,589	$10,381,685
Net realized loss from investment and futures transactions	(98,005,956)	(164,162,633)
Net change in unrealized gain (loss) on investments and futures	93,077,734	(147,574,697)

Net decrease in net assets resulting from operations	(923,633)	(301,355,645)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(7,626,004)
Service Shares	—	(2,046,496)
From net realized gains
Institutional Shares	—	(4,278,205)
Service Shares	—	(1,333,264)

Total distributions to shareholders	—	(15,283,969)

From share transactions:
Proceeds from sales of shares	6,685,213	12,580,702
Reinvestments of distributions	—	15,283,969
Cost of shares redeemed	(42,939,372)	(218,640,245)

Net decrease in net assets resulting from share transactions	(36,254,159)	(190,775,574)

TOTAL DECREASE	(37,177,792)	(507,415,188)

Net assets:
Beginning of period	450,729,963	958,145,151

End of period	$413,552,171	$450,729,963

Accumulated undistributed net investment income	$5,337,874	$1,333,285

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions
			Net										Ratio of		Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		to average		turnover
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2009 - Institutional	$7.99	$0.08	$(0.03)	$0.05	$—	$—	$—	$8.04	0.63%	$314,596	0.71	%(c)	2.06	%(c)	0.74	%(c)	2.03	%(c)	81%
2009 - Service	8.00	0.07	(0.03)	0.04	—	—	—	8.04	0.50	98,956	0.92	(c)	1.84	(c)	0.99	(c)	1.77	(c)	81

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008 - Institutional	13.16	0.17	(5.06)	(4.89)	(0.18)	(0.10)	(0.28)	7.99	(36.92)	344,144	0.71		1.53		0.72		1.52		110
2008 - Service	13.16	0.14	(5.04)	(4.90)	(0.16)	(0.10)	(0.26)	8.00	(37.05)	106,586	0.92		1.34		0.97		1.29		110

2007 - Institutional	14.67	0.15	(0.37)	(0.22)	(0.16)	(1.13)	(1.29)	13.16	(1.63)	752,148	0.71	(d)	1.02	(d)	0.72	(d)	1.01	(d)	125
2007 - Service	14.67	0.14	(0.37)	(0.23)	(0.15)	(1.13)	(1.28)	13.16	(1.72)	205,997	0.79	(d)	0.94	(d)	0.97	(d)	0.76	(d)	125

2006 - Institutional	13.13	0.14	1.55	1.69	(0.15)	—	(0.15)	14.67	12.89	910,345	0.72		1.01		0.72		1.01		99
2006 - Service (commenced January 9, 2006)	13.54	0.13	1.14	1.27	(0.14)	—	(0.14)	14.67	9.38	261,814	0.80	(c)	0.92	(c)	0.97	(c)	0.75	(c)	99

2005 - Institutional	12.42	0.13	0.68	0.81	(0.10)	—	(0.10)	13.13	6.51	820,394	0.74		1.00		0.76		0.99		109

2004 - Institutional	10.92	0.14	1.49	1.63	(0.13)	—	(0.13)	12.42	14.94	521,137	0.75		1.26		0.78		1.23		128

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements
June 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the board of trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable,

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

on certain foreign securities held by the Fund, which are subject to such taxes. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination by tax authorities.

E. Derivatives — The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. On June 30, 2009, the Fund adopted Statement of Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”) which requires enhanced disclosures about the Fund’s derivatives and hedging activities. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Futures Contracts — The Fund may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price,

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2009, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.65%	0.59%	0.56%	0.55%	0.54%	0.65%

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the six months ended June 30, 2009, Goldman Sachs waived approximately $19,000 in distribution and service fees for the Fund’s Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.044% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior period expense reimbursements, if any. For the six months ended June 30, 2009, GSAM reimbursed approximately $58,300 to the Fund. In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2009, transfer agent fees were reduced by approximately $3,100.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

3. AGREEMENTS (continued)

As of June 30, 2009, amounts owed to affiliates were approximately $224,300, $17,300 and $6,900 for management, distribution and service and transfer agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$404,840,732	$—	$—
Short-term Investments	9,752,180	55,494,527	—

Total	$414,592,912	$55,494,527	$—

Liabilities
Derivatives	$(37,036)	$—	$—

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

5. SECURITIES LENDING (continued)

recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent and the collateral not be sufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2009, is reported under Investment Income on the Statement of Operations. A portion of this amount, $36,054, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2009, GSAL earned $54,047 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2009 was $17,419,255.
The following table provides information about the Fund’s investment in the Enhanced Portfolio II for the six months ended June 30, 2009 (in thousands).

Number of
Shares Held			Number of Shares	Value at
Beginning of Period	Shares Bought	Shares Sold	Held End of Period	End of Period

24,237	174,094	(142,669)	55,662	$55,495

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2009 were $319,329,270 and $350,538,542, respectively. For the six-months ended June 30, 2009, Goldman Sachs earned approximately $2,600 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2008, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforward:(1)
Expiring 2009	$(6,902,391)
Expiring 2010	(31,739,316)
Expiring 2016	(100,032,013)

Total capital loss carryforward	$(138,673,720)

Timing differences (post-October losses)	$(57,379,511)

(1)	Expiration occurs on December 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

7. TAX INFORMATION (continued)

At June 30, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$488,775,963

Gross unrealized gain	23,312,474
Gross unrealized loss	(42,000,998)

Net unrealized security loss	$(18,688,524)

The difference between book-basis and tax-basis unrealized losses is attributable primarily to wash sales recognized for tax purposes, mark to market gains on regulated futures contracts and differences related to tax treatment of partnership investments as of the most recent fiscal year end.

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

New Accounting Pronouncement — In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through August 14, 2009, the date that the financial statements were issued.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2009		For the Fiscal Year Ended
	(Unaudited)		December 31, 2008
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	652,852	$4,874,218	1,036,638	$10,604,402
Reinvestment of distributions	—	—	1,564,285	11,904,209
Shares redeemed	(4,612,654)	(33,634,444)	(16,656,572)	(186,803,202)

	(3,959,802)	(28,760,226)	(14,055,649)	(164,294,591)

Service Shares
Shares sold	244,086	1,810,995	203,939	1,976,300
Reinvestment of distributions	—	—	442,956	3,379,760
Shares redeemed	(1,266,771)	(9,304,928)	(2,969,078)	(31,837,043)

	(1,022,685)	(7,493,933)	(2,322,183)	(26,480,983)

NET DECREASE	(4,982,487)	$(36,254,159)	(16,377,832)	$(190,775,574)

11. SUBSEQUENT EVENT

Effective July 1, 2009, GSAM contractually reduced its management fees for the Fund to achieve the following annual rates:

Contractual Management Rate
Up to $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion

0.62%	0.59%	0.56%	0.55%	0.54%

In addition, effective July 1, 2009, GSAM will reduce the “Other Expenses” limitation from 0.044% to 0.004% of average daily net assets of the Fund.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Structured U.S. Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Fund’s investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the voluntary undertakings of the Investment Adviser and the Fund’s affiliated distributor to reimburse certain fees and expenses and distribution and service fees of the Fund that exceed specified levels and the estimated annualized savings realized by the Fund from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense level of the Fund as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers; (g) information relating to the profitability of the Management Agreements and the transfer agency arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund; (j) capacity issues relating to the securities in which the Fund invests; (k) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (m) the current pricing of services provided by, and the profitability of, the Fund’s transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and (n) the nature and quality of the services provided to the Fund by its unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount were likely to affect the quality of the services provided to the Fund; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (j) an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Fund’s distribution plan; and (n) an annual review of the effectiveness of the Fund’s compliance program. At the Annual Contract

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Fund, and the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and any breakpoints in the fee rate payable by the Fund under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, share purchase and redemption activity, the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive session with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Fund and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008. The Independent Trustees also compared the performance of the Fund to that of the Investment Adviser’s institutional composite of the performance of other accounts having similar investment objectives and policies. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

considered whether the Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted the unusual market conditions prevailing in 2007 and 2008. The Trustees also noted that, in response to market events of 2007 and 2008, the Investment Adviser had taken a number of steps intended to improve Fund performance, including making certain changes to the Quantitative Investment Strategies (“QIS”) team’s personnel and making adjustments to the QIS team’s investment process used to manage the Fund (which among other things included changes in trading strategies and enhancements to the models). The Trustees discussed these measures at length with senior management of the Investment Adviser and concluded that the changes implemented by the Investment Adviser, and the Fund’s recent performance, provided a basis for concluding that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a three-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level and Goldman Sachs’ (the Fund’s distributor) voluntary undertaking to waive a portion of the distribution and service fees paid by the Fund’s Service Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.65%
Next $1 billion	0.59
Next $3 billion	0.56
Next $3 billion	0.55
Over $8 billion	0.54

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and its shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the fee rate charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the voluntary undertakings of the Investment Adviser and Goldman Sachs to limit “other expenses” and distribution and service fees to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business.

Other Benefits to the Fund and Its Shareholders
The Independent Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2010.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2009 (Unaudited)

As a shareholder of the Institutional or Service Shares of a Fund, you incur two types of costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account value	Account Value		Ended
Share Class	1/1/09	6/30/09		6/30/09*
Institutional
Actual	$1,000	$1,006.30		$3.53
Hypothetical 5% return	1,000	1,021.27	+	3.56

Service
Actual	1,000	1,005.00		4.57
Hypothetical 5% return	1,000	1,020.23	+	4.61

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.71% and 0.92% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured U.S. Equity Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITSTRUSSAR/25773.MF.TMPL/08-09

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Money Market Fund

Semi-Annual Report
June 30, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2009.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund (the “Fund”) perform during the semi-annual period ended June 30, 2009?

The Fund’s standardized 7-day current yield was −0.01% and its standardized 7-day effective yield was −0.01% as of June 30, 2009. The Fund’s one-month simple average yield was +0.01% as of June 30, 2009. The Fund’s 7-day distribution yield as of June 30, 2009 was +0.01%.

In order to understand why the Fund’s standardized 7-day current and effective yields as of June 30, 2009 were negative, we believe it is important to understand how the standardized yield is derived. To ensure that no money market fund manager was misrepresenting a fund’s yield and to provide a common basis for comparing the yields of different fund managers, the Securities and Exchange Commission (SEC) created specific guidelines for the standardized yield calculation methodology and mandated all money market funds to quote this yield to investors. This calculation does not fully reflect the actual distribution income generated by the Fund. The standardized yield calculation methodology does not allow for the inclusion of capital gains and/or losses that are realized in the course of our active trading strategy. However, the 7-day distribution yield does include capital gains and/or losses, thereby providing the investor with a more accurate representation of the Fund’s actual distribution income, inclusive of both income and short-term capital gains. Looking at both standardized yields and distribution yields together should help investors understand the magnitude and composition of the Fund’s distributions.

An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency (except if the Fund is participating in the Treasury Guaranty Program). Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

The standardized 7-day current yield and standardized 7-day effective yield of a fund are calculated in accordance with securities industry regulations and do not include capital gains. Standardized 7-day current yield may differ slightly from the actual distribution rate of a given fund because of the exclusion of distributed capital gains, which are non-recurring. The standardized 7-day effective yield assumes reinvestment of dividends for one year. The 7-day distribution yield is the average return over the previous seven days. It is the Fund’s total income net of expenses, divided by the total number of outstanding shares. The 7-day distribution yield includes capital gains and/or losses distribution.

What economic and market factors most influenced the money markets as a whole during the semi-annual period?

The semi-annual period ended June 30, 2009 was one wherein dramatic action by the Federal Reserve Board (the Fed), increasing weakness and subsequent “green shoots” in economic growth, the global financial crisis and the resulting liquidity freeze had great effect on the money markets.

Just weeks before the semi-annual period began, the Fed lowered the targeted federal funds rate to a target range of 0% to 0.25% for the first time in the modern era of the Fed. Then, the end of January 2009 saw the first significant maturity from

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

the Commercial Paper Fund Facility (CPFF) that the Fed had announced in early October as just one initiative it took to help alleviate stress on the financial markets broadly and on the money markets in particular. The CPFF was established to provide liquidity to U.S. issuers of both unsecured commercial paper and asset-backed commercial paper through what is known as a special purpose vehicle. Over $240 billion matured out of the CPFF and net commercial paper held in the CPFF fell by $102.7 billion to $247.6 billion. This coincided with a $98.8 billion decline in total commercial paper outstanding as of the end of January. Total commercial paper outstanding continued to decline through the end of the semi-annual period.

Overall, money market yields moved lower during the reporting period, as we saw LIBOR rates compress and set lower in early April, a trend that continued through the end of June 2009. LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements. The spread, or differential, between the effective federal funds rate and both the one-month and three-month LIBOR rates had been more than 3.00% in October 2008. By the end of June 2009, that same differential was between 0.24% and 0.26%. Even as the LIBOR curve shifted significantly lower, floating rate notes were still attractive and provided one of the few alternatives available to add yield to the Fund. Issuers were able to place longer-term debt in this low yield environment, often with the assistance of the Temporary Liquidity Guarantee Program (TLGP), which was established by the Federal Deposit Insurance Corporation (FDIC), and chose to do so. With asset-backed commercial paper outstanding falling, investors turned to Treasuries and agency securities not only for relative safety given weakening credit and economic conditions, but also due to the lack of higher yielding alternatives.

Interestingly, the move toward lower LIBOR settings was driven by the Fed meeting in March, when the Fed announced its program to purchase U.S. Treasury and agency securities. Many of the securities the Fed would be removing from the market are often used as collateral for repurchase agreements, also known as repos. A repurchase agreement is an agreement between a seller and a buyer, usually of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed price and, usually, at a stated time.

This buyback program of the Fed affects money market funds because many money market funds use repo collateral, especially over quarter-ends. Against this backdrop, money market funds began extending duration and buying term, or fixed rate, securities during the second quarter. Improved liquidity in the term market helped to fuel lower LIBOR rates.

The combination of all of these factors led the taxable money market yield curve, or spectrum of maturities, to flatten over the reporting period as a whole, meaning the difference between yields at the short-term end of the money market yield curve and the longer-term end narrowed.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

Fund yields moved lower over the course of the reporting period due primarily to the market factors discussed above. We also sacrificed some yield by emphasizing overnight liquidity and steering away from higher-yielding asset-backed commercial paper in favor of lower-yielding conservative investments, such as U.S. Treasury and agency securities.

How did you manage the Fund’s weighted average maturity during the reporting period?

At the start of the reporting period, the Fund’s weighted average maturity was 38 days. As market conditions shifted, especially regarding liquidity in the short-term markets, we adjusted the Fund’s weighted average maturity to between 30 days and 55 days. The Fund’s weighted average maturity was 49 days on June 30, 2009. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

How was the Fund invested during the six-month period?

The Fund had investments in commercial paper, asset-backed commercial paper, Treasury securities, government agency securities, repurchase agreements, government guaranteed paper and certificates of deposit during the six-month period. Our focus was on securities with one- to three-month maturities, although we did make purchases with longer maturities when we saw backups, or falling prices, as we sought to lock in the higher yields then available.

Did you make any changes in the Fund’s portfolio during the reporting period?

In addition to making adjustments in the Fund’s weighted average maturity as market conditions shifted, we did end the reporting period with a higher Fund concentration in overnight securities than we had at the start of 2009.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

What is the Fund’s tactical view and strategy for the months ahead?

We expect the Fed to maintain its near-zero targeted federal funds rate for the remainder of 2009 and most of 2010 as well. At the same time, through the numerous credit and liquidity facilities it has created over the last year or so, we expect the Fed to continue its policy of quantitative easing. Quantitative easing is essentially when the Fed actively purchases bonds in the open market. Recessionary conditions are expected to continue throughout the rest of the year, with domestic economic growth hampered by the worldwide slowdown. Credit shock and ongoing deleveraging continue to tighten lending conditions. The unemployment rate appears to be heading close to 10%. To help jumpstart economic growth, tremendous fiscal expenditure and mortgage assistance programs have been put in place, and banking and shadow-banking sectors are under reconstruction. The long-term inflation outlook will be influenced, among other factors, by the current massive government credit creation and the U.S. Treasury Department’s borrowing needs.

Against this backdrop, we will continue to carefully watch market conditions and how they affect the performance of asset-backed commercial paper assets, especially the performance of underlying collateral, credit enhancement and liquidity agreements, and program ratings. We also intend to maintain a healthy liquidity position in the Fund for the near term and to seek opportunities to lengthen the Fund’s weighted average maturity when we see yields improve. Of course, we will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

SECTOR ALLOCATION AS OF 6/30/09†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

June 30, 2009 (Unaudited)

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Commercial Paper and Corporate Obligations – 37.1%
Amsterdam Funding Corp.
$1,000,000	0.300%		07/10/09	$999,925
Aspen Funding Corp.
5,000,000	0.330		07/13/09	4,999,450
Atlantic Asset Securitization Corp.
6,000,000	0.630		07/01/09	6,000,000
Atlantis One Funding Corp.
4,000,000	0.400		09/18/09	3,996,489
Cafco LLC
4,000,000	0.650		08/13/09	3,996,894
Chariot Funding LLC
1,000,000	0.230		07/08/09	999,955
Charta LLC
3,000,000	0.650		08/12/09	2,997,725
Ciesco LLC
4,000,000	0.650		08/13/09	3,996,894
CRC Funding LLC
1,000,000	0.620		08/14/09	999,242
4,000,000	0.400		09/02/09	3,997,200
Falcon Asset Securitization Corp.
1,000,000	0.230		07/07/09	999,962
Govco LLC
3,000,000	0.400		09/03/09	2,997,867
Jupiter Securitization Corp.
3,030,000	0.280		07/21/09	3,029,529
LMA Americas LLC
1,000,000	0.520		07/10/09	999,870
1,000,000	0.500		07/27/09	999,639
Park Avenue Receivable Co. LLC
4,000,000	0.280		07/27/09	3,999,191
Regency Markets No. 1 LLC
4,000,000	0.500		08/17/09	3,997,389
Straight-A Funding LLC
2,000,000	0.370		09/01/09	1,998,726
Thames Asset Global Securitization, Inc.
5,000,000	0.570		08/03/09	4,997,387
Tulip Funding Corp.
5,000,000	0.310		07/06/09	4,999,785

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$62,003,119

Eurodollar Certificates of Deposit – 5.4%
HSBC Bank PLC
$5,000,000	1.505%		09/10/09	$5,000,049
National Australia Bank Ltd.
3,000,000	0.610		07/14/09	3,000,011
1,000,000	1.210		09/23/09	1,000,023

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT				$9,000,083

U.S. Government Guarantee Commercial Paper(a) – 2.1%
General Electric Capital Corp.
1,000,000	0.850		07/23/09	999,481
1,000,000	0.850		07/27/09	999,386
Swedbank AB
500,000	0.700		11/10/09	498,717
500,000	0.700		11/12/09	498,697
500,000	0.700		11/13/09	498,687

TOTAL U.S. GOVERNMENT GUARANTEE COMMERCIAL PAPER				$3,494,968

U.S. Government Guarantee Variable Rate Obligations(a)(b) – 2.4%
Bank of America N.A.
$1,000,000	1.104%		07/29/09	$1,000,000
Royal Bank of Scotland Group PLC
3,000,000	1.056		08/10/09	3,000,000

TOTAL U.S. GOVERNMENT GUARANTEE VARIABLE RATE OBLIGATIONS				$4,000,000

U.S. Government Agency Obligations – 21.0%
Federal Home Loan Bank
$1,000,000	0.869	%(b)	07/09/09	$999,923
1,000,000	0.859	(b)	07/13/09	999,961
2,000,000	0.528	(b)	09/01/09	1,999,488
2,000,000	0.449	(b)	09/08/09	1,999,717
2,000,000	0.650	(b)	09/10/09	2,000,000
2,000,000	2.720		09/18/09	2,000,000
2,000,000	0.950		04/05/10	1,998,885
700,000	0.600		06/21/10	699,355
Federal Home Loan Mortgage Corp.
5,740,000	1.211	(b)	07/07/09	5,741,758
1,000,000	1.039	(b)	07/13/09	1,000,000
800,000	0.200		07/14/09	799,942
700,000	0.200		07/21/09	699,922
200,000	0.630	(b)	09/03/09	199,926
3,000,000	0.670		11/20/09	2,992,072
2,500,000	0.420		02/08/10	2,493,525
3,000,000	0.660		05/04/10	2,983,115
Federal National Mortgage Association
2,000,000	0.410	(b)	07/01/09	1,999,965
1,000,000	1.029	(b)	07/13/09	999,689
2,500,000	0.420		02/08/10	2,493,525

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$35,100,768

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2009 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Obligations(b) – 8.1%
ANZ National Bank Limited
$3,000,000	0.890%	09/10/09	$3,000,000
Rabobank Nederland
2,000,000	0.561	07/07/09	2,000,000
1,000,000	0.646	09/04/09	1,000,000
Royal Bank of Canada
2,000,000	1.203	08/17/09	2,000,000
Wachovia Bank N.A.
4,000,000	1.586	07/06/09	4,000,303
Westpac Banking Corp.
1,500,000	0.652	09/09/09	1,500,000

TOTAL VARIABLE RATE OBLIGATIONS			$13,500,303

Yankee Certificates of Deposit – 3.0%
Rabobank Nederland
$1,000,000	1.000%	09/04/09	$1,000,000
Svenska Handelsbanken AB
4,000,000	0.490	08/07/09	4,000,041

TOTAL YANKEE CERTIFICATES OF DEPOSIT			$5,000,041

U.S. Treasury Obligation – 0.6%
United States Treasury Bill
$1,000,000	0.600%	06/03/10	$994,383

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT			$133,093,665

Repurchase Agreement(c) – 20.4%
Joint Repurchase Agreement Account II
$34,100,000	0.073%	07/01/09	$34,100,000
Maturity Value: $34,100,069

TOTAL INVESTMENTS – 100.1%			$167,193,665

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(87,870)

NET ASSETS – 100.0%			$167,105,795

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $7,494,968, which represents approximately 4.5% of net assets as of June 30, 2009.

(b)	Variable or floating rate security is based on either the U.S. Treasury Bill Rate, London Interbank Offering Rate, Prime Lending Rate, or Federal Funds Rate. Interest rate disclosed is that which is in effect at June 30, 2009.

(c)	Joint repurchase agreement was entered into on June 30, 2009. Additional information appears on page 7.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The accompanying notes are an integral part of these financial statements.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2009, the Fund had an undivided interest in the Joint Repurchase Agreement Account II which equaled $34,100,000 in principal amount.

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,500,000,000	0.02%	07/01/09	$1,500,000,833

Banc of America Securities LLC	2,000,000,000	0.10	07/01/09	2,000,005,556

Barclays Capital, Inc.	1,650,000,000	0.01	07/01/09	1,650,000,458

Barclays Capital, Inc.	1,650,000,000	0.10	07/01/09	1,650,004,583

Citigroup Global Markets, Inc.	2,500,000,000	0.10	07/01/09	2,500,006,945

Credit Suisse Securities (USA) LLC	2,000,000,000	0.02	07/01/09	2,000,001,111

Credit Suisse Securities (USA) LLC	1,950,000,000	0.11	07/01/09	1,950,005,958

Deutsche Bank Securities, Inc.	1,250,000,000	0.09	07/01/09	1,250,003,125

JPMorgan Securities	1,762,300,000	0.01	07/01/09	1,762,300,490

JPMorgan Securities	2,950,000,000	0.09	07/01/09	2,950,007,375

Merrill Lynch & Co., Inc.	1,000,000,000	0.07	07/01/09	1,000,001,944

Morgan Stanley & Co.	1,350,000,000	0.07	07/01/09	1,350,002,625

RBS Securities, Inc.	500,000,000	0.12	07/01/09	500,001,667

UBS Securities LLC	1,125,000,000	0.11	07/01/09	1,125,003,438

Wachovia Capital Markets	550,000,000	0.12	07/01/09	550,001,833

TOTAL				$23,737,347,941

At June 30, 2009, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 3.875% to 5.770%, due 10/07/13 to 08/03/37; Federal Home Loan Bank, 5.250% to 7.125%, due 02/12/16 to 02/15/30; Federal Home Loan Mortgage Corp., 4.000% to 9.000%, due 05/01/10 to 07/01/39; Federal National Mortgage Association, 3.500% to 16.000%, due 07/01/09 to 06/01/49; Federal National Mortgage Association Interest-Only Stripped Security, 0.000%, due 05/15/20; Government National Mortgage Association, 3.500% to 7.000%, due 04/15/27 to 05/15/49; U.S. Treasury Bills, 0.000%, due 10/08/09; U.S. Treasury Inflation Protected Securities, 1.250% to 4.250%, due 01/15/10 to 04/15/29; U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 07/15/09 to 04/15/29, U.S. Treasury Notes, 0.875% to 7.250%, due 09/30/09 to 02/15/19 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 08/15/09 to 04/15/29. The aggregate market value of the collateral, including accrued interest, was $24,304,574,925.

The accompanying notes are an integral part of these financial statements.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at value based on amortized cost	$133,093,665
Repurchase agreement, at value based on amortized cost	34,100,000
Cash	11,709
Receivables:
Interest	116,026
Fund shares sold	76,946
Reimbursement from adviser	46,764
Other assets	22,263

Total assets	167,467,373

Liabilities:
Payables:
Fund shares redeemed	228,773
Amounts owed to affiliates	82,269
Accrued expenses	50,536

Total liabilities	361,578

Net Assets:
Paid-in capital	167,093,152
Accumulated undistributed net investment income	4,656
Accumulated net realized gain from investment transactions	7,987

NET ASSETS	$167,105,795

Total Service Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized)	167,091,295
Net asset value, offering and redemption price per share	$1.00

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$867,816

Expenses:
Management fees	315,054
Distribution and Service fees	225,040
Professional fees	54,153
Custody and accounting fees	22,715
Printing fees	18,336
Transfer Agent fees	18,003
Trustee fees	8,460
Other	49,287

Total expenses	711,048

Less — expense reductions	(112,298)

Net expenses	598,750

NET INVESTMENT INCOME	269,066

NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	18,289

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$287,355

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2009	Fiscal Year Ended
	(Unaudited)	December 31, 2008

From operations:
Net investment income	$269,066	$4,529,922
Net realized gain (loss) from investment transactions	18,289	(8,445)

Net increase in net assets resulting from operations	287,355	4,521,477

Distributions to shareholders:
From net investment income	(272,855)	(4,521,477)

From share transactions:
Proceeds from sales of shares	22,876,500	66,759,739
Reinvestment of distributions	273,034	4,521,524
Cost of shares redeemed	(50,929,358)	(81,928,114)

Net decrease in net assets resulting from share transactions	(27,779,824)	(10,646,851)

TOTAL DECREASE	(27,765,324)	(10,646,851)

Net assets:
Beginning of period	194,871,119	205,517,970

End of period	$167,105,795	$194,871,119

Accumulated undistributed net investment income	$4,656	$8,445

Summary of share transactions:
Shares sold	22,876,500	66,759,739
Shares issued on reinvestment of distributions	273,034	4,521,524
Shares redeemed	(50,929,358)	(81,928,114)

NET DECREASE	(27,779,824)	(10,646,851)

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

													Ratios assuming no
											Ratio of		expense reduction
	Net asset			Distributions				Net assets,	Ratio of		net investment		Ratio of
	value,	Net		from net		Net asset		end of	net expenses		income		total expenses
	beginning	investment		investment		value, end	Total	period	to average		to average		to average
	of period	income		income		of period	return(a)	(in 000s)	net assets		net assets		net assets

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2009	$1.00		$.001(b)		$(.001)	$1.00	0.15%	$167,106	0.63	%(c)	0.30	%(c)(d)	0.76	%(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008	1.00	0	.02(b)	(0.02)		1.00	2.25	194,871	0.63		2.27	(d)	0.71

2007	1.00	0	.05(b)	(0.05)		1.00	4.98	205,518	0.48		4.87	(d)	0.71

2006(e)	1.00	0	.05(b)	(0.05)		1.00	4.65	199,439	0.49		4.59	(d)	0.71

2005(e)	1.00	0.03		(0	.03)(f)	1.00	2.75	222,194	0.55		2.65		0.55

2004(e)	1.00	0.01		(0.01)		1.00	0.91	264,679	0.52		0.88		0.52

(a)	Assumes reinvestment of all distributions. The Goldman Sachs Money Market Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006, is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Ratio of net investment income assuming no expense reductions is 4.37% for the year ended December 31, 2006, 4.64% for the year ended December 31, 2007, 2.19% for the year ended December 31, 2008 and 0.17% for the six months ended June 30, 2009.
(e)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Money Market Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund.
(f)	Distribution from net realized gain on investments and return of capital amounted to less than $0.0005.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements
June 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Service Shares.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — It is the Fund’s policy to use the amortized-cost method, as permitted by Rule 2a-7 under the Act, for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity or reset date. To ensure the amortized-cost method approximates market value, GSAM will compare the net asset value per share (“NAV”) based upon amortized cost of the Fund and the NAV based upon available market quotations (or permitted substitutes) at least once a week or more frequently, if deemed necessary or appropriate.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund. Long-term capital gains distributions, if any, are declared and paid annually.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
As of December 31, 2008, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $1,857 and $8,445 expiring December 31, 2014 and December 31, 2016, respectively. The capital loss carryforward amounts are available to be carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carry forwards will reduce the requirement of future capital gains distributions.
The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination by tax authorities.

E. Repurchase Agreements — The Fund may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund’s credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and payable monthly, equal to an annual percentage rate of 0.35% of the Fund’s average daily net assets.

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive a portion of the service fees attributable to the Service Shares. For the six months ended June 30, 2009, Goldman Sachs waived $5,413 in service fees. For the six months ended June 30, 2009, the effective Service fee, net of waivers, was 0.24%. As of June 30, 2009, the Service fee, net of waivers, was 0.16%.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Fund.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2009, GSAM voluntarily reimbursed $106,885 to the Fund.
For the six months ended June 30, 2009, the amounts owed to affiliates were $49,146, $30,315 and $2,808 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
June 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

amount of the commitment that has not been utilized. For the six months ended June 30, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2(a)	Level 3

Assets
Short-Term Investments
U.S. Treasury and Other U.S. Government Obligations and Agencies	$994,383	$42,595,736	$—
Corporate Obligations	—	123,603,546	—

Total	$994,383	$166,199,282	$—

(a)	The Fund utilizes amortized cost which approximates fair value in order to value money market investments. This results in primarily a Level 2 classification as amortized cost is considered a model-based price.

5. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and Net Assets Value per share (“NAV”). These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

6. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

6. OTHER MATTERS (continued)

Temporary Guarantee Program — On October 3, 2008, the Board of Trustees of the Fund approved participation in the U.S. Treasury Department’s (the “Treasury”) Temporary Guarantee Program (the “Program”) for the Fund and other Goldman Sachs registered money market funds. Each of these Funds paid the Treasury a fee based on the number of shares outstanding as of September 19, 2008 to participate in the Program for the initial 3-month term that expired on December 18, 2008. On December 3, 2008, the Board of Trustees approved participation in the extension of the program through April 30, 2009, for which the Fund paid the Treasury an additional fee also based on the number of shares outstanding as of September 19, 2008. Subsequently, on April 9, 2009, the Board of Trustees approved further participation in the Program through September 18, 2009 for the Fund. With each extension of the Program, the participating Funds paid the Treasury an additional fee based on the number of shares outstanding as of September 19, 2008.
Under the Program, if the Fund’s market-based net asset value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the Fund on September 19, 2008 may be eligible to receive a payment from the Treasury upon liquidation of the Fund. The fees are being amortized over the length of the participation in the Program. The expense is borne by the Fund without regard to any expense limitation in effect for the Fund. Such amounts are included in other expenses on the Statements of Operations.

New Accounting Pronouncement — In May 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through August 14, 2009, the date that the financial statements were issued.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Fund’s investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the voluntary undertaking of the Investment Adviser to reimburse certain expenses of the Fund that exceed a specified level and the estimated annualized savings realized by the Fund from that undertaking; (e) potential economies of scale; (f) the relative expense level of the Fund as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers; (g) information relating to the profitability of the Management Agreements and the transfer agency arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund; (j) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser; (k) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (l) the current pricing of services provided by, and the profitability of, the Fund’s transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and (m) the nature and quality of the services provided to the Fund by its unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount were likely to affect the quality of the services provided to the Fund; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (k) the Investment Adviser’s approach to risk management; (l) an overview of the Fund’s distribution plan; and (m) an annual review of the effectiveness of the Fund’s compliance program. At the Annual

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Fund, and the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, share purchase and redemption activity, and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.

Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares, and other matters. During the course of their deliberations, the Independent Trustees met in executive session with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.

In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Fund and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance

The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. This information on the Fund’s investment performance was provided for the one-year period ended December 31, 2008. The Trustees considered the Fund’s investment performance in light of its investment objective, credit parameters and market conditions. They also considered the investor constituencies the Fund serves, and the Fund’s compliance with regulations of the SEC applicable to money market mutual funds and the stability of net asset values. In light of these considerations, the Trustees concluded that the Fund had provided investment performance within a competitive range for investors, and that the Investment Adviser’s continued management would benefit the Fund and its shareholders.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a three-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Independent Trustees reviewed information regarding potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of such economies. In this regard, they considered the amount of assets in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; and information comparing the contractual fee rate charged by the Investment Adviser (which does not include fee breakpoints) with fee rates charged to other money market funds in the peer group. The Trustees considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees noted that the fees actually paid by the Fund were reduced by the Investment Adviser’s voluntary undertaking to limit certain other expenses to a certain amount. The Independent Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fee charged to the Fund by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under the SEC exemptive orders permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business.

Other Benefits to the Fund and Its Shareholders

The Independent Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (g) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2010.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended June 30, 2009 (Unaudited)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
	1/01/09	6/30/09		6/30/09*
Actual	$1,000.00	$1,001.50		$3.13
Hypothetical 5% return	1,000.00	1,021.67	+	3.16

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period was 0.63%.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 20

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	John M. Perlowski, Senior Vice
Diana M. Daniels	President and Treasurer
Patrick T. Harker	Peter V. Bonanno, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds: Money Market Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITMMSAR/25773.MF.TMPL/08-09

ITEM 2.	CODE OF ETHICS.

Not applicable to the Semi-Annual Reports for the period ended June 30, 2009.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to the Semi-Annual Reports for the period ended June 30, 2009.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to the Semi-Annual Reports for the period ended June 30, 2009.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedules of Investments are included as part of the Semi-Annual Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Not applicable to the Semi-Annual Report for the period ended June 30, 2009.

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2009

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2009